          As filed with the Securities and Exchange Commission on April 28, 2008
                                                             File Nos. 033-82648
                                                                        811-8696

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 16

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 23

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I
                           (Exact Name of Registrant)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                               (Name of Depositor)

                   601 CONGRESS STREET, BOSTON, MA 02210-2805
          (Complete address of depositor's principal executive offices)

        Depositor's Telephone Number, Including Area Code: (617) 663-3192

                                   ----------

                            THOMAS J. LOFTUS, ESQUIRE
                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                               601 CONGRESS STREET
                              BOSTON, MA 02210-2805
                (Name and complete address of agent for service)

                                   ----------

                                    Copy to:
                               THOMAS C. LAUERMAN
                                 Foley & Lardner
                               3000 K Street, N.W.
                             Washington, D.C. 20007

                                   ----------

It is proposed that this filing become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

[X]  on April 28, 2008 pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on ___________, 2007 pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                                                Prospectus dated April 28, 2008


                             (JOHN HANCOCK(R) LOGO)
                             JOHN HANCOCK ANNUITIES

                     Independence Preferred Variable Annuity
                       Independence 2000 Variable Annuity
                          Independence Variable Annuity
                           PREVIOUSLY ISSUED CONTRACTS


This Prospectus describes interests in the flexible Purchase Payment deferred combination fixed and variable annuity Contracts listed below that were previously issued by JOHN HANCOCK LIFE INSURANCE COMPANY ("JHLICO") or JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO"). These Contracts are no longer offered for sale, however, you may make Additional Purchase Payments as permitted under your Contract. In this Prospectus, "we," "us," "our," or "the Company" refers to the applicable issuer of the Contract. You, the Contract Owner, should refer to the first page of your Contract to determine which Contact you purchased.



This Prospectus describes the variable portion of the Contracts to which you may allocate Additional Purchase Payments, to the extent permitted by your Contract. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of the applicable Sub-Accounts of one of the following Separate Accounts, depending on which Contract you purchased:


CONTRACT          JOHN HANCOCK                 JOHN HANCOCK                 JOHN HANCOCK
 ISSUER    VARIABLE ANNUITY ACCOUNT U   VARIABLE ANNUITY ACCOUNT I   VARIABLE ANNUITY ACCOUNT V
 JHLICO           Independence            Independence Preferred          Independence 2000
 JHVLICO                                  Independence Preferred          Independence 2000


We refer to John Hancock Variable Annuity Account U, John Hancock Variable Annuity Account V or John Hancock Variable Annuity Account I singly as a "Separate Account" and collectively as the "Separate Accounts." Each Sub-Account invests in one of the following Portfolios of John Hancock Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus. Certain Variable Investment Options may not be available under a Contract.



JOHN HANCOCK TRUST
500 Index Trust B
Active Bond Trust
Blue Chip Growth Trust
Capital Appreciation Trust
Equity-Income Trust
Global Bond Trust
High Yield Trust
International Equity Index Trust B
Managed Trust
Mid Cap Stock Trust
Mid Value Trust

JOHN HANCOCK TRUST
Money Market Trust B
Optimized All Cap Trust
(formerly "Growth & Income Trust")
Overseas Equity Trust
Real Estate Securities Trust
Short-Term Bond Trust
Small Cap Growth Trust
Small Cap Value Trust
Total Bond Market Trust B
(formerly "Bond Index Trust B")


CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE PORTION OF THE CONTRACT THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


         JOHN HANCOCK LIFE INSURANCE COMPANY                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
 ANNUITIES SERVICE CENTER        MAILING ADDRESS        ANNUITIES SERVICE CENTER         MAILING ADDRESS
   164 Corporate Drive         Post Office Box 9507        164 Corporate Drive         Post Office Box 9507
Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9507   Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9507
      (800) 824-0335           www.jhannuities.com           (800) 824-0335            www.jhannuities.com

                                Table of Contents


I. GLOSSARY OF SPECIAL TERMS..............................................     1
II. OVERVIEW..............................................................     3
III. FEE TABLES...........................................................     4
   PORTFOLIOS.............................................................     6
IV. BASIC INFORMATION.....................................................     7
   WHAT IS THE CONTRACT?..................................................     7
   WHO ISSUED MY CONTRACT?................................................     7
   WHO OWNS THE CONTRACT?.................................................     7
   IS THE OWNER ALSO THE ANNUITANT?.......................................     7
   HOW CAN I INVEST MONEY IN A CONTRACT?..................................     7
      Purchase Payments...................................................     7
      Initial Purchase Payment............................................     7
      Issue Date and Contract Year........................................     7
      Limits on Purchase Payments.........................................     8
      Ways to Make Additional Purchase Payments...........................     8
      Additional Purchase Payments by Wire................................     8
   HOW WILL THE VALUE OF MY INVESTMENT CHANGE OVER TIME?..................     8
   WHAT ANNUITY BENEFITS DOES A CONTRACT PROVIDE?.........................     8
      State Law Insurance Requirements....................................     9
      Variations in Charges or Rates......................................     9
   WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?....................     9
   HOW CAN I CHANGE MY CONTRACT'S INVESTMENT OPTIONS?.....................     9
      Allocation of Purchase Payments.....................................     9
      Procedure for Transferring Your Assets..............................    10
      Transfers Among Investment Options..................................    10
      Telephone and Facsimile Transactions................................    11
      Electronic Information..............................................    11
      Dollar-Cost Averaging Program.......................................    12
      Strategic Rebalancing Program.......................................    12
   WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?...............    12
      Asset-Based Charges.................................................    12
      Annual Contract Fee.................................................    13
      Premium Taxes.......................................................    13
      Withdrawal Charge...................................................    13
   HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?.............................    14
      Surrenders and Partial Withdrawals..................................    14
      Signature Guarantee Requirements for Surrenders and Partial
      Withdrawals.........................................................    15
      Nursing Home Waiver of Withdrawal Charge Rider......................    15
      Systematic Withdrawal Plan..........................................    15
      Telephone Withdrawals...............................................    16
   WHAT HAPPENS IF THE ANNUITANT DIES BEFORE MY CONTRACT'S MATURITY
      DATE?...............................................................    16
      Guaranteed Minimum Death Benefit....................................    16
   CAN I RETURN MY CONTRACT?..............................................    17
V. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE
   PORTFOLIOS.............................................................    18
   THE COMPANIES..........................................................    18
   THE SEPARATE ACCOUNTS..................................................    18
   THE PORTFOLIOS.........................................................    19
VI. THE ACCUMULATION PERIOD...............................................    23
   YOUR VALUE IN OUR VARIABLE INVESTMENT OPTIONS..........................    23
   VALUATION OF ACCUMULATION UNITS........................................    23
   YOUR VALUE IN THE FIXED INVESTMENT OPTION..............................    23
VII. THE ANNUITY PERIOD...................................................    24
   MATURITY DATE..........................................................    24
   CHOOSING FIXED OR VARIABLE ANNUITY PAYMENTS............................    24
   SELECTING AN ANNUITY OPTION............................................    24
   VARIABLE MONTHLY ANNUITY PAYMENTS......................................    24
   ASSUMED INVESTMENT RATE................................................    25
   FIXED MONTHLY ANNUITY PAYMENTS.........................................    25
   ANNUITY OPTIONS........................................................    25
VIII. VARIABLE INVESTMENT OPTION VALUATION PROCEDURES.....................    26
IX. DISTRIBUTION REQUIREMENTS FOLLOWING DEATH OF OWNER....................    26
X. MISCELLANEOUS PROVISIONS...............................................    27
   ASSIGNMENT; CHANGE OF OWNER OR BENEFICIARY.............................    27
   WHO SHOULD HAVE PURCHASED THE CONTRACTS?...............................    27
XI. FEDERAL TAX MATTERS...................................................    28
   INTRODUCTION...........................................................    28
   OUR TAX STATUS.........................................................    28
   NON-QUALIFIED CONTRACTS................................................    28
      Undistributed Gains.................................................    28
      Taxation of Annuity Payments........................................    28
      Surrenders, Withdrawals and Death Benefits..........................    29
      Taxation of Death Benefit Proceeds..................................    29
      Penalty Tax on Premature Distributions..............................    29
      Puerto Rico Non-Qualified Contracts.................................    30
      Diversification Requirements........................................    30
   QUALIFIED CONTRACTS....................................................    30
      Penalty Tax on Premature Distributions..............................    31
      Rollovers and Transfers.............................................    32
      Loans...............................................................    33
      Puerto Rico Contracts Issued to Fund Retirement Plans...............    33
   SEE YOUR OWN TAX ADVISER...............................................    33
XII. PERFORMANCE INFORMATION..............................................    34
XIII. REPORTS.............................................................    34
XIV. VOTING PRIVILEGES....................................................    34
XV. CERTAIN CHANGES.......................................................    35
   CHANGES TO THE SEPARATE ACCOUNT........................................    35
   VARIATIONS IN CHARGES OR RATES FOR ELIGIBLE CLASSES....................    35
   DISTRIBUTION OF CONTRACTS..............................................    35
APPENDIX A: EXAMPLE OF WITHDRAWAL CHARGE CALCULATION......................   A-1
APPENDIX B: QUALIFIED PLAN TYPES..........................................   B-1
APPENDIX U: ACCUMULATION UNIT VALUE TABLES................................   U-1

We provide additional information about the Contracts and the Separate Accounts, including information on our history, the accumulation unit value tables, services provided to the Separate Account and legal and regulatory matters, in a Statement of Additional Information. We filed the Statement of Additional Information with the SEC on the same date as this Prospectus, and incorporated it herein by reference. You may obtain a copy of the current Statements of Additional Information, available without charge upon request, by contacting us at the address or telephone number shown on the first page of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents for each Statement of Additional Information below.

JOHN HANCOCK VARIABLE ACCOUNT I
Statement of Additional Information Table of Contents


                                                                     Page of SAI
                                                                     -----------
Services..........................................................             3
Calculation of Performance Data...................................             6
Other Performance Information.....................................             8
Calculation of Annuity Payments...................................             8
Additional Information About Determining Unit Values..............            10
Purchases and Redemptions of Portfolio Shares.....................            10
The Separate Account..............................................            10
Delay of Certain Payments.........................................            11
Liability for Telephone Transfers.................................            11
Voting Privileges.................................................            11
Legal and Regulatory Matters......................................            12
Financial Statements..............................................            13


JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U
Statement of Additional Information Table of Contents


                                                                     Page of SAI
                                                                     -----------
Services..........................................................             3
Calculation of Performance Data...................................             6
Other Performance Information.....................................             8
Calculation of Annuity Payments...................................             8
Additional Information About Determining Unit Values..............            10
Purchases and Redemptions of Portfolio Shares.....................            10
The Separate Account..............................................            10
Delay of Certain Payments.........................................            11
Liability for Telephone Transfers.................................            11
Voting Privileges.................................................            11
Legal and Regulatory Matters......................................            12
Financial Statements..............................................            13


JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
Statement of Additional Information Table of Contents


                                                                     Page of SAI
                                                                     -----------
Services..........................................................             3
Calculation of Performance Data...................................             6
Other Performance Information.....................................             8
Calculation of Annuity Payments...................................             8
Additional Information About Determining Unit Values..............            10
Purchases and Redemptions of Portfolio Shares.....................            10
The Separate Account..............................................            10
Delay of Certain Payments.........................................            11
Liability for Telephone Transfers.................................            11
Voting Privileges.................................................            11
Legal and Regulatory Matters......................................            12
Financial Statements..............................................            13

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

ACCUMULATION PERIOD: The period between the issue date of the Contract and its Maturity Date.


ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.



ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an "Annuitant," the second person named is referred to as "co-Annuitant." The "Annuitant" and "co-Annuitant" are referred to collectively as "Annuitant." The "Annuitant" is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Annuity Period.



ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to us at 164 Corporate Drive, Portsmouth, NH 03801-6815.



ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.



ANNUITY PERIOD: The period when we make annuity payments to you following the Maturity Date.



ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.


BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner. The Beneficiary is as specified in the application, unless changed.


BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 pm Eastern Time.


CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company.


CONTRACT: The Variable Annuity Contracts described by this Prospectus.



CONTRACT ANNIVERSARY: The anniversary of the date the Contract was issued.



CONTRACT VALUE: The total of the Investment Account values attributable to the Contract.



CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

GENERAL ACCOUNT: All of a Company's assets other than assets in its Separate Accounts or any other Separate Account that it may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners. We refer to the Variable Investment Options and the Fixed Investment Option together as Investment Options.

JHLICO: John Hancock Life Insurance Company.

JHVLICO: John Hancock Variable Life Insurance Company.


MATURITY DATE: The date on which we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed.


NON-QUALIFIED CONTRACTS: A Contract which is not issued under a Qualified Plan.


OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the Ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract on the Maturity Date.



PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.


PROSPECTUS: This Prospectus that describes interests in a Contract.


PURCHASE PAYMENT: An amount you pay to us for the benefits provided by a Contract.


QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.


QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.



SEPARATE ACCOUNT: John Hancock Variable Annuity Account I, John Hancock Variable Annuity Account U, or John Hancock Variable Annuity Account V, as applicable. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.



SUB-ACCOUNT: A Sub-Account of a Separate Account. Each Sub-Account invests in shares of a specific Portfolio.



SURRENDER VALUE: The total value of a Contract, minus the annual Contract fee and any applicable premium tax and withdrawal charges. We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the Annuities Service Center.


VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Sub-Accounts.


VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Sub-Account of a Separate Account that invests in shares of a specific Portfolio.



WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview


This is the Prospectus - it is not any Contract. The Prospectus simplifies many Contract provisions to better communicate a Contract's essential features. Your rights and obligations under the Contracts will be determined by the language of a Contract itself. On request, we will provide the form of Contract for you to review. Please read your Contract and keep it for future reference.

The Contracts described in this Prospectus are no longer offered for sale; however, you may make Additional Purchase Payments as permitted under your Contract. This Prospectus contains information that you should know before you exercise any of your rights under the Contract.

Prospectuses for Contracts often undergo certain changes in their terms from year to year to reflect changes in the Contracts. The changes include such things as the liberalization of benefits, the exercise of rights reserved under a Contract, the alteration of administrative procedures and changes in the Investment Options available. Any such change may or may not apply to Contracts issued prior to the effective date of the change. This product Prospectus reflects the status of the product as of the date of this Prospectus. This Prospectus contains information about different products. Therefore, this Prospectus may contain information that is inapplicable to your Contract. You should consult your Contract to verify whether any particular provision applies to you and whether you may elect any particular Investment Option.

The Variable Investment Options shown on the first page of this Prospectus are those available under the Contracts described in this Prospectus as of the date of this Prospectus. There may be Variable Investment Options that are not available to you. We may add, modify or delete Variable Investment Options in the future.


When you select one or more of these Variable Investment Options, we invest your money in NAV shares of a corresponding Portfolio of the John Hancock Trust (the "Trust"). The Trust is a so-called "series" type mutual fund registered with the "SEC." The investment results of each Variable Investment Option you select will depend on those of the corresponding Portfolio of the Trust. Each of the Portfolios is separately managed and has its own investment objective and strategies. The Trust prospectus contains detailed information about each available Portfolio. Be sure to read that prospectus before selecting any of the Variable Investment Options.


For amounts you don't wish to invest in a Variable Investment Option, you may be able to allocate these amounts to a Fixed Investment Option if permitted in your local jurisdiction. We invest the assets allocated to the Fixed Investment Option in our General Account and they earn interest at a fixed rate, declared by us, subject to a 3% minimum. Neither our General Account nor any interests in our General Account are registered with the SEC or subject to the Federal securities laws.


In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.


We refer to the Variable Investment Options and the Fixed Investment Option together as Investment Options.

The Contracts are not available in all states. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

                                 III. Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering an Independence, Independence Preferred or Independence 2000 Variable Annuity Contract. The first table describes the charges that you at the time that you bought the Contract as well as the charges you will paid when you, surrender the Contract, or transfer account value between Investment Options. State premium taxes may also be deducted.

                     Contract Owner Transaction Expenses(1)

                                             Independence   Independence
Maximum Withdrawal Charge     Independence     Preferred        2000
(as % of amount  withdrawn      Variable       Variable       Variable
    or surrendered)(2)           Annuity        Annuity        Annuity
---------------------------   ------------   ------------   ------------
 1st year                           8%             8%              7%
 2nd year                           8%             8%              6%
 3rd year                           8%             8%              5%
 4th year                           7%             7%              4%
 5th year                           7%             7%              3%
 6th year                           6%             6%              2%
 7th year                           6%             6%              1%
Thereafter                          0%             0%              0%
Maximum transfer charge (3)        N/A            N/A            $25

(1) State premium taxes may also apply to your Contract, which currently range from 0.50% to 4.00% of each Purchase Payment .

(2) This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of Purchase Payment.

(3) This charge is not currently imposed, but we reserve the right to do so in the Contract. If we do, it will be taken upon each transfer into or out of any Investment Option beyond an annual limit of not less than 12.


THE SECOND TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE FEES AND EXPENSES PAID AT THE PORTFOLIO LEVEL.


                                                        INDEPENDENCE   INDEPENDENCE
                                         INDEPENDENCE     PREFERRED        2000
                                           VARIABLE       VARIABLE       VARIABLE
                                            ANNUITY        ANNUITY        ANNUITY
                                         ------------   ------------   ------------
Maximum Annual Contract Fee (4)             $  50          $  50          $  50
Current Annual Contract Fee (5)             $  30          $  30          $  30
SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE) (6)
Mortality and Expense Risk Charge            0.90%          1.15%          1.10%
Administrative Services Charge               0.50%          0.35%          0.30%
Total Separate Account Annual Expenses       1.40%          1.50%          1.40%

(4)  This charge is not currently imposed.

(5) This charge applies only to Contracts of less than $10,000 during the Accumulation Period. It is taken at the end of each Contract Year but, if you surrender a Contract before then, it will be taken at the time of surrender.

(6) This charge only applies to that portion of account value held in the Variable Investment Options. The charge does not apply to amounts in the Fixed Investment Options.


THE THIRD TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.



TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES   MINIMUM   MAXIMUM
                                            -------   -------
Range of expenses that are deducted from
   Portfolio assets, including management
   fees, and other expenses                   0.25%     1.12%

EXAMPLES


The following two examples are intended to help you compare the cost of investing in an Independence Variable Annuity, Independence Preferred Variable Annuity, or Independence 2000 Variable Annuity Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.



The first example assumes that you invest $10,000 in a Contract and that your investment has a 5% return each year. This example assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:




                MAXIMUM PORTFOLIO LEVEL TOTAL OPERATING EXPENSES



INDEPENDENCE VARIABLE ANNUITY                        1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                     ------  -------  -------  --------
If you surrender the Contract at the end of the
   applicable time period:                            $983    $1,526   $2,005    $2,938
If you annuitize, or do not surrender the Contract
   at the end of the applicable time period:          $263    $  809   $1,382    $2,938


INDEPENDENCE PREFERRED VARIABLE ANNUITY              1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                     ------  -------  -------  --------
If you surrender the Contract at the end of the
   applicable time period:                            $992    $1,551   $2,047    $3,019
If you annuitize, or do not surrender the Contract
   at the end of the applicable time period:          $272    $  834   $1,423    $3,019

INDEPENDENCE 2000 VARIABLE ANNUITY                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                     ------  -------  -------  --------
If you surrender the Contract at the end of the
   applicable time period:                            $897    $1,267   $1,666    $2,970
If you annuitize, or do not surrender the Contract
   at the end of the applicable time period:          $267    $  819   $1,398    $2,970



The next example also assumes that you invest $10,000 in a Contract and that your investment has a 5% return each year. This example assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                MINIMUM PORTFOLIO LEVEL TOTAL OPERATING EXPENSES



INDEPENDENCE VARIABLE ANNUITY                        1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                     ------  -------  -------  --------
If you surrender the Contract at the end of the
   applicable time period:                            $893    $1,250   $1,543    $2,009
If you annuitize, or do not surrender the Contract
   at the end of the applicable time period:          $173    $536     $  923    $2,009



INDEPENDENCE PREFERRED VARIABLE ANNUITY              1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                     ------  -------  -------  --------
If you surrender the Contract at the end of the
   applicable time period:                            $902    $1,278   $1,590    $2,105
If you annuitize, or do not surrender the Contract
   at the end of the applicable time period:          $182    $  563   $  970    $2,105



INDEPENDENCE 2000 VARIABLE ANNUITY                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                     ------  -------  -------  --------
If you surrender the Contract at the end of the
   applicable time period:                            $805    $  989   $1,199    $2,030
If you annuitize, or do not surrender the Contract
   at the end of the applicable time period:          $175    $  542   $  933    $2,030

THE NEXT TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE.



PORTFOLIO ANNUAL EXPENSES (as a percentage of Portfolio average net assets for the fiscal year ended December 31, 2006, except as stated in the Notes that follow this table).



                                                              ACQUIRED                                  NET
                                                              PORTFOLIO     TOTAL      CONTRACTUAL   PORTFOLIO
                                 MANAGEMENT  12B-1    OTHER   FEES AND    OPERATING      EXPENSE     OPERATING
PORTFOLIOS                          FEES      FEES  EXPENSES  EXPENSES   EXPENSES(1)  REIMBURSEMENT   EXPENSES
----------                       ----------  -----  --------  ---------  -----------  -------------  ---------
JOHN HANCOCK TRUST (NAV):
500 INDEX B(2)                      0.46%    0.00%    0.03%      0.00%      0.49%         0.24%        0.25%
ACTIVE BOND(3)                      0.60%    0.00%    0.03%      0.00%      0.63%         0.00%        0.63%
BLUE CHIP GROWTH(3), (4)            0.81%    0.00%    0.02%      0.00%      0.83%         0.00%        0.83%
CAPITAL APPRECIATION(3)             0.73%    0.00%    0.04%      0.00%      0.77%         0.00%        0.77%
EQUITY-INCOME(3), (4)               0.81%    0.00%    0.03%      0.00%      0.84%         0.00%        0.84%
GLOBAL BOND(3)                      0.70%    0.00%    0.11%      0.00%      0.81%         0.00%        0.81%
HIGH YIELD(3)                       0.66%    0.00%    0.04%      0.00%      0.70%         0.00%        0.70%
INTERNATIONAL EQUITY INDEX B(2)     0.53%    0.00%    0.04%      0.01%      0.58%         0.23%        0.35%
MANAGED(3)                          0.69%    0.00%    0.02%      0.00%      0.71%         0.00%        0.71%
MID CAP STOCK(3)                    0.84%    0.00%    0.05%      0.00%      0.89%         0.01%        0.88%
MID VALUE(3), (4)                   0.97%    0.00%    0.07%      0.00%      1.04%         0.00%        1.04%
MONEY MARKET B(2)                   0.50%    0.00%    0.01%      0.00%      0.51%         0.23%        0.28%
OPTIMIZED ALL CAP(3) (FORMERLY
   "GROWTH & INCOME")               0.71%    0.00%    0.04%      0.00%      0.75%         0.00%        0.75%
OVERSEAS EQUITY(3)                  0.97%    0.00%    0.14%      0.00%      1.11%         0.00%        1.11%
REAL ESTATE SECURITIES(3)           0.70%    0.00%    0.03%      0.00%      0.73%         0.00%        0.73%
SHORT-TERM BOND(3)                  0.58%    0.00%    0.02%      0.00%      0.60%         0.00%        0.60%
SMALL CAP GROWTH(3)                 1.07%    0.00%    0.06%      0.00%      1.13%         0.01%        1.12%
SMALL CAP VALUE(3)                  1.06%    0.00%    0.05%      0.00%      1.11%         0.00%        1.11%
TOTAL BOND MARKET B(2)
   (FORMERLY "BOND INDEX TRUST
   B")                              0.47%    0.00%    0.06%      0.00%      0.53%         0.28%        0.25%



FOOTNOTES TO EXPENSE TABLES:



(1) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies (each, an "Acquired Portfolio"). The Total Portfolio Annual Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are estimated, not actual, amounts based on the Portfolio's current fiscal year.



(2) JHT sells shares of these Portfolios only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company and its affiliates. As reflected in the table, each Portfolio is subject to an expense cap pursuant to an agreement between JHT and the Adviser and the expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the Portfolio) in an amount so that the rate of the Portfolio's Operating Expenses does not exceed its "Net Portfolio Operating Expenses" as listed in the table above. A Portfolio's "Total Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the Portfolio not incurred in the ordinary course of the Portfolio's business. Under the agreement, the Adviser's obligation to provide the expense cap with respect to a particular Portfolio will remain in effect until May 1, 2009 and will terminate after that date only if JHT, without the prior written consent of the Adviser, sells shares of the Portfolio to (or has shares of the Portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement.



(3) Effective January 1, 2006, the Adviser has contractually agreed to waive its management fee for certain Portfolios or otherwise reimburse the expenses of those Portfolios ("Participating Portfolios"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio. The Reimbursement will remain in effect until May 1, 2009.



(4) T. Rowe Price has voluntarily agreed to waive a portion of its Subadvisory Fee for the Blue Chip Growth Trust, Equity-Income Trust, and Mid Value Trust. This waiver is based on the combined average daily net assets of these Portfolios, other JHT Portfolios, and certain funds of John Hancock Funds II (collectively, the "T. Rowe Portfolios"). Based on the combined average daily net assets of the T. Rowe Portfolios, the percentage fee reduction (as a percentage of the Subadvisory Fee) as of November 1, 2006 is as follows: 0.00% for the First $750 million, 5.0% for the Next $750 million, 7.5% for the Next $1.5 billion, and 10.0% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each T. Rowe Portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser.

                              IV. Basic Information

WHAT IS THE CONTRACT?

The Contract is a deferred payment variable annuity Contract. An "annuity contract" provides a person (known as the "Annuitant" or "payee") with a series of periodic payments. Because this Contract is also a "deferred payment" Contract, the annuity payments will begin on a future date, called the Contract's "Maturity Date". Under a "Variable Annuity" Contract, the amount you have invested can increase or decrease in value daily based upon the value of the Variable Investment Options chosen.

WHO ISSUED MY CONTRACT?

Your Contract was issued either by JHLICO or JHVLICO. Please refer to your Contract for the name of the Company that issued your Contract. JHVLICO is not authorized to sell life insurance products in the State of New York.

WHO OWNS THE CONTRACT?

That's up to you. Unless the Contract provides otherwise, the Owner of the Contract is the person who can exercise the rights under the Contract, such as the right to choose the Investment Options or the right to surrender the Contract. In many cases, the person who bought the Contract will be the Owner. However, you are free to name another person or entity (such as a trust) as Owner. In writing this Prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion.

IS THE OWNER ALSO THE ANNUITANT?

In many cases, the same person is both the Annuitant and the Owner of a Contract. The Annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments. Also, the Annuitant receives payments from us under any Annuity Option that commences during the Annuitant's lifetime. If permitted by your Contract, you may name another person as Annuitant or joint Annuitant if that person meets our underwriting standards. If also permitted by your Contract, you may name as joint Annuitants two persons other than yourself if those persons meet our underwriting standards.

HOW CAN I INVEST MONEY IN A CONTRACT?

Purchase Payments
The Contracts described in this Prospectus are no longer available for sale, however, the minimum initial Purchase Payment requirements for the Contracts is outlined in the table below. The minimum Purchase Payment for each subsequent payment into the Contracts is $50.


                                                                      INDEPENDENCE
                                                      INDEPENDENCE:    PREFERRED:    INDEPENDENCE 2000
                                                      -------------   ------------   ------------------
Minimum Initial Purchase Payment:                         $1,000          N/A               N/A
Minimum Initial Purchase Payment (Non Qualified):          N/A           $5,000            $5,000
Minimum Initial Purchase Payment (IRA):                    N/A           $1,000            $1,000
Minimum Initial Purchase Payment (other Qualified):        N/A           $1,000            $   50
Minimum Initial Annuity Direct Deposit Program:            N/A            N/A              $  500
Minimum Additional Purchase Payments:                     $ 50           $ 50              $   50


Initial Purchase Payment
When we received your initial Purchase Payment and all necessary information at the Annuities Service Center we issued your Contract and invested your initial Purchase Payment. If the information was not in good order, we contacted you to get the necessary information. If for some reason, we were unable to complete this process within 5 Business Days, we either sent back your money or got your permission to keep it until we received all of the necessary information.

Issue Date and Contract Year
We measure the years and anniversaries of your Contract from its date of issue. We use the term Contract Year to refer to each period of time between anniversaries of your Contract's date of issue. We did not issue a Contract if the proposed Annuitant was age 85 or older.

Limits on Purchase Payments
You can make Purchase Payments of up to $500,000 (1,000,000 for Independence 2000 Contracts) in any one Contract Year ($100,000 into the Fixed Investment Option, after the initial Purchase Payment which could have been as much as $500,000). The total of all new Purchase Payments and transfers that you allocate to any one Variable Investment Option in any one Contract Year may not exceed $1,000,000 (except in the case of Independence Variable Annuity Contracts where the maximum amount you may transfer is $500,000). While the Annuitant is alive and the Contract is in force, you can make Purchase Payments at any time before the Annuitant's 85th birthday (85 1/2 for Independence Variable Annuity Contracts).

Ways to Make Additional Purchase Payments
Additional Purchase Payments made by check or money order should be:

     -    drawn on a U.S. bank;

     -    drawn in U.S. dollars; and

     -    made payable to "John Hancock" and sent to the Annuity Service Center.


We credit any Additional Purchase Payments to your Contract at the close of the Business Day in which we receive them at the Annuities Service Center. Each Business Day ends at the close of regular trading for the day on the New York Stock Exchange. Usually this is 4:00 p.m., Eastern Time. If we receive an Additional Purchase Payment after the close of a Business Day, we will credit it to your Contract on the next Business Day.


We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our administrative requirements. Additional Purchase Payments should be sent to the Annuities Service Center at the address shown on the cover of this Prospectus. You can find information about other methods of making Purchase Payments by contacting us.


Additional Purchase Payments by Wire
You may transmit Additional Purchase Payments by wire through your bank to our bank, as long as you provide appropriate instructions with the transmittal to identify your Contract, and the selected Investment Options (unless you have provided us with standing allocation instructions). Information about our bank, our account number, and the ABA routing number may be obtained from the Annuities Service Center. Banks may charge a fee for wire services.

If your wire order is complete, we will invest the Additional Purchase Payment in your selected Investment Options as of the day we received the wire order. If the wire order is incomplete for an identified Contract, we will immediately return it.


HOW WILL THE VALUE OF MY INVESTMENT CHANGE OVER TIME?


Prior to a Contract's Maturity Date, the amount you've invested in any Variable Investment Option will increase or decrease based upon the investment experience of the corresponding Portfolio. Except for certain charges we deduct, your investment experience will be the same as if you had invested in the Portfolio directly and reinvested all Portfolio dividends and distributions in additional shares.



Like a regular mutual fund, each Portfolio deducts investment management fees and other operating expenses. These expenses are shown in the Fee Tables. However, unlike a mutual fund, we will also deduct charges relating to the annuity guarantees and other features provided by the Contract. These charges reduce your investment performance and the amount we have credited to your Contract in any Variable Investment Option. We describe these charges under "What fees and charges will be deducted from my Contract?"


Each Purchase Payment you allocate to the Fixed Investment Option will earn interest (calculated on a compounded basis) at our declared rate in effect at the time of the deposit into the Fixed Investment Option. From time to time, we declare new rates, subject to a 3% minimum. For purposes of crediting interest, transfers from a Variable Investment Option will be treated as a Purchase Payment.

Under current practice, we credit interest to amounts allocated to the Fixed Investment Option based on the size of the initial Purchase Payment, We credit a higher rate for initial Purchase Payments of $10,000 or more (and those over $10,000 or $25,000 or more for Independence 2000 only). The rate of interest credited on each amount varies based upon when that amount was allocated to the Fixed Investment Option.

WHAT ANNUITY BENEFITS DOES A CONTRACT PROVIDE?

If your Contract is still in effect on its Maturity Date, it enters what is called the Annuity Period. During the Annuity Period, we make a series of Fixed Annuity or Variable Annuity payments to you as provided under one of our several Annuity Options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the Maturity Date. Therefore you should exercise care in selecting your Maturity Date and your choices that are in effect on that date.

You should carefully review the discussion under "VII. The Annuity Period" for information about all of these choices you can make.


TO WHAT EXTENT CAN JOHN HANCOCK VARY THE TERMS AND CONDITIONS OF THE CONTRACTS?


State Law Insurance Requirements
Insurance laws and regulations apply to us in every state in which our Contracts were sold. As a result, various terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchased the Contract. These variations are reflected in your Contract.

Variations in Charges or Rates
We may vary the charges, durations of Fixed Investment Options, and other terms of our Contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the Contracts. These include the types of variations discussed under "Certain changes" in the Additional Information section of this Prospectus.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

     - full or partial withdrawals (including surrenders and systematic withdrawals);

     -    payment of any death benefit proceeds; and

     -    periodic payments under one of our annuity payment options.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

     -    the type of the distribution;

     -    when the distribution is made;

     - the nature of any Qualified Plan for which the Contract is being used, and

     -    the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.

Special 10% tax penalties apply in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that distributions from a Contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you paid or on any earnings under the Contract.

IF YOU ARE PURCHASING THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX-DEFERRAL BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLANS PURCHASE OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR FINANCIAL PROFESSIONAL SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.

We provide additional information on taxes in the Federal Tax Matters section of this Prospectus. We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

HOW CAN I CHANGE MY CONTRACT'S INVESTMENT OPTIONS?

Allocation of Purchase Payments
When you applied for your Contract, you specified the Investment Options in which your Purchase Payments were allocated. You may change this investment allocation for future Purchase Payments at any time. Any change in allocation will be effective as of receipt of your request at the Annuities Service Center.

We do not impose a limit on the number of Investment Options to which you may allocate Purchase Payment at any one time or over the life of your Contract.

Procedure for Transferring Your Assets

You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the Annuities Service Center at the address shown on the front page. Your request should include:

     -    your name;

     -    daytime telephone number;

     -    Contract number;

     - the names of the Investment Options being transferred to and from each; and

     -    the amount of each transfer.

Your request becomes effective at the close of the Business Day in which we receive it, in proper form at the Annuities Service Center. Each Business Day ends at the close of regular trading for the day on the New York Stock Exchange. Usually this is 4:00 p.m., Eastern Time. If we receive a transfer request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.

Transfers Among Investment Options

You may transfer amounts held in one Investment Option to any other Investment Option. To make a transfer, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

Although your Contract may impose restrictions on the maximum amount that may be transferred among the Variable Investment Options, we currently do not enforce these restrictions.

Currently, we do not impose a charge for transfer requests. For Independence 2000, the first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to impose a charge of up to $25 for any transfer beyond the annual limit.



We have adopted policies and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.



Variable investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option since such activity may expose the variable investment option's underlying Portfolio to increased investment portfolio transaction costs (affecting the value of the shares) and/or disrupt the Portfolio manager's ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of day-time trading of the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Strategic Rebalancing Program, (b) transfers from a fixed account option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (d) transfers made during the annuity period (these transfers are subject to a 30 day notice requirement, however, as described below). Under each Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if the two transfer per month limit has been reached if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30 calendar day period after such transfer, no subsequent transfers from that Money Market Investment Option to another Variable Investment Option may be made. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.


We reserve the right to take other actions at any time to restrict trading, including, but not limited to:

     -    restricting the number of transfers made during a defined period;

     -    restricting the dollar amount of transfers;

     - restricting the method used to submit transfers (e.g., changing telephone and facsimile procedures to require that transfer requests be submitted in writing via U.S. mail); and

     -    restricting transfers into and out of certain Sub-Accounts.


In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law), and to prohibit a transfer less than 30 days prior to the Contract's Maturity Date.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

DURING THE ANNUITY PERIOD, YOU MAY NOT MAKE ANY TRANSFER THAT WOULD RESULT IN MORE THAN FOUR INVESTMENT OPTIONS BEING USED AT ONCE. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply.

We impose additional restrictions that apply specifically to transfers involving the Fixed Investment Option. You may NOT:

     - transfer assets to or from the Fixed Investment Option during the annuity period;

     - transfer assets into the Fixed Investment Option on or within 30 days prior to your Contract's Maturity Date;

     - transfer or deposit (exclusive of the initial Purchase Payment) more than $100,000 into the Fixed Investment Option during a Contract Year;

     - make any transfers into the Fixed Investment Option within six months of a transfer out of the Fixed Investment Option; or

     - transfer out of the Fixed Investment Option more than once during a Contract Year and only within 10 days before or after the anniversary of your Contract's issuance ("Contract anniversary").

It is also our practice to approve transfers to a Fixed Investment Option, if available under your Contract, after the end of the 10th Contract Year. We reserve the right to terminate this practice at any time.


In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.


Telephone and Facsimile Transactions
If you complete a special authorization form, you can request transfers among Investment Options and changes of allocation among Investment Options simply by telephoning or by faxing us at the Annuities Service Center. Any fax request should include your name, daytime telephone number, Contract number and, in the case of transfers and changes of allocation, the names of the Investment Options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the Owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this Prospectus, we have imposed restrictions on transfers including the right to change our telephone and facsimile transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to any Owners who we feel are abusing the privilege to the detriment of other Owners.

Electronic Information
You may access information about your Contract through our website, www.jhannuities.com. In order to do so, you will be required to create an account with a username and password, and maintain a valid e-mail address. You are responsible for keeping your password confidential and must notify us of any loss or theft of your password, or any unauthorized use of your password.

Dollar-Cost Averaging Program

Under our Dollar Cost Averaging program, you may elect, at no cost, to automatically transfer assets from any Variable Investment Option to one or more other Variable Investment Options on a monthly, quarterly, semiannual, or annual basis. The following conditions apply to the dollar-cost averaging program:

     -    The amount of each transfer must equal at least $100.

     - You may change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone;

     -    You may discontinue the program at any time;

     - The program automatically terminates when the Variable Investment Option from which we taking the transfers have been exhausted;

     - Automatic transfers to or from the Fixed Investment Option are not permitted.

We reserve the right to suspend, modify or terminate the program at any time.

Strategic Rebalancing Program
This program automatically re-sets the percentage of your account value allocated to the Variable Investment Options. Over time, the variations in the investment results for each Variable Investment Option you've selected for this program will shift the percentage allocations among them. The strategic rebalancing program will periodically transfer your account value among these Variable Investment Options to reestablish the preset percentages you have chosen. (You may, however, change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.) Strategic rebalancing would usually result in transferring amounts from a Variable Investment Option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a Variable Investment Option with relatively lower current investment performance to one with relatively higher current investment performance. Automatic transfers to or from any available Fixed Investment Options are not permitted under this program.

This program can be elected by sending the appropriate form to the Annuities Service Center. You must specify the frequency for rebalancing (quarterly, semi-annually or annually), the preset percentage for each Variable Investment Option, and a future beginning date. Once elected, strategic rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the insured person.

We reserve the right to modify, terminate or suspend the strategic rebalancing program at any time.

WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?


We assess charges and deductions under the Contract against Purchase Payments, Contract Values or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolios' prospectuses.


Asset-Based Charges

We deduct Separate Account expenses daily, as a percentage of average account value, to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contracts, as follows:

                              SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)
                                           INDEPENDENCE     INDEPENDENCE PREFERRED   INDEPENDENCE 2000
                                         VARIABLE ANNUITY      VARIABLE ANNUITY       VARIABLE ANNUITY
                                         ----------------   ----------------------   -----------------
Mortality and Expense Risk Charge                0.90%             1.15%                    1.10%
Administrative Services Charge                   0.50%             0.35%                    0.30%
Total Separate Account Annual Expenses           1.40%             1.50%                    1.40%

These charges do not apply to assets you have in our Fixed Investment Options. We take the deduction proportionally from each Variable Investment Option you are then using.

In return for the mortality risk charge, we assume the risk that Annuitants as a class will live longer than expected, requiring us to pay a greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the Contracts may be higher than we expected when we set the level of the Contracts' other fees and charges, or that our revenues from such other sources will be less than expected.

Annual Contract Fee
We currently deduct a $30 annual Contract fee at the end of each Contract Year if the Contract has a total value of less than $10,000. We also deduct the annual Contract fee if you surrender your Contract before then. We take the deduction proportionally from each Investment Option you are then using. We will not deduct, however, any portion of the annual Contract fee from the Fixed Investment Option if such deduction would result in an accumulation of amounts allocated to the Fixed Investment Option at less than the guaranteed minimum rate of 3%. In such case, we will deduct that portion of the Contract fee proportionately from the other Investment Options you are using. We reserve the right to increase the annual Contract fee to $50.

Premium Taxes
We make deductions for any applicable premium or similar taxes based on the amount of a Purchase Payment. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.


               PREMIUM TAX RATE
STATE OR    QUALIFIED   NON-QUALIFIED
TERRITORY   CONTRACTS     CONTRACTS
---------   ---------   ------------
CA              0.50%        2.35%
GUAM            4.00%        4.00%
ME(1)           0.00%        2.00%
NV              0.00%        3.50%
PR              1.00%        1.00%
SD(1)           0.00%      1.25%(2)
WV              1.00%        1.00%
WY              0.00%        1.00%


(1)  We pay premium tax upon receipt of Purchase Payment.

(2)  0.80% on Purchase Payments in excess of $500,000.

Withdrawal Charge

If you withdraw some of your Purchase Payments from your Contract prior to the Maturity Date (partial withdrawal) or if you surrender (turn in) your Contract, in its entirety, for cash prior to the Maturity Date (total withdrawal or surrender), we may assess a withdrawal charge. We use this charge to help defray expenses relating to the sales of the Contracts, including commissions paid and other distribution costs.

HERE'S HOW WE DETERMINE THE CHARGE: In any Contract Year, you may withdraw up to 10% of the total value of your Contract (computed as of the beginning of the Contract Year) without the assessment of any withdrawal charge. We refer to this amount as the free withdrawal amount. However, if the amount you withdraw or surrender totals more than the free withdrawal amount during the Contract Year, we will assess a withdrawal charge on any amount of the excess that we attribute to Purchase Payments you made within seven years of the date of the withdrawal or surrender.

The withdrawal charge percentage depends upon the type of Contract you purchased and the number of years that have elapsed from the date you paid the Purchase Payment to the date of its withdrawal, as follows:

MAXIMUM WITHDRAWAL CHARGE(1)
(as % of amount withdrawn or     INDEPENDENCE     INDEPENDENCE PREFERRED   INDEPENDENCE 2000
          surrendered)         VARIABLE ANNUITY      VARIABLE ANNUITY      VARIABLE ANNUITY
----------------------------   ----------------   ----------------------   -----------------
       1st year                       8%                    8%                    7%
       2nd year                       8%                    8%                    6%
       3rd year                       8%                    8%                    5%
       4th year                       7%                    7%                    4%
       5th year                       7%                    7%                    3%
       6th year                       6%                    6%                    2%
       7th year                       6%                    6%                    1%
       Thereafter                     0%                    0%                    0%

(1) This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of Purchase Payment.

Solely for purposes of determining the amount of the withdrawal charge, we assume that each withdrawal (together with any associated withdrawal charge) is a withdrawal first from the earliest Purchase Payment, and then from the next earliest Purchase Payment, and so forth until all payments have been exhausted. Once a Purchase Payment has been considered to have been "withdrawn" under these procedures, that Purchase Payment will not enter into any future withdrawal charge calculations. For this purpose, we also consider any amounts that we deduct for the annual Contract charge to have been withdrawals of Purchase Payments (which means that no withdrawal charge will ever be paid on those amounts). The amount of any withdrawal that exceeds any remaining Purchase Payments that have not already been considered as withdrawn will not be subject to any withdrawal charge.


HERE'S HOW WE DEDUCT THE WITHDRAWAL CHARGE: We deduct the withdrawal charge proportionally from each Investment Option being reduced by the surrender or withdrawal. For example, if 60% of the withdrawal amount comes from the Growth & Income Variable Investment Option and 40% from the Money Market option, then we will deduct 60% of the withdrawal charge from the Growth & Income option and 40% from the Money Market option. If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other Investment Options, pro-rata based on the value in each. If your Contract as a whole has insufficient Surrender Value to pay the entire charge, we will pay you no more than the Surrender Value. You will find examples of how we compute the withdrawal charge in Appendix A to this Prospectus.

WHEN WITHDRAWAL CHARGES DON'T APPLY: We don't assess a withdrawal charge in the following situations:

     - on amounts applied to an Annuity Option at the Contract's Maturity Date or to pay a death benefit;

     - on certain withdrawals if you meet the requirement of the nursing home waiver rider (only available on Independence 2000 Variable Annuity Contracts);

     - on amounts withdrawn to satisfy the minimum distribution requirements for Qualified Plans. (Amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however.)

In addition, under our exchange offer program, certain pension plans may be eligible to exchange their Contracts, without charge, for shares of certain mutual funds distributed by John Hancock Funds, LLC. Under the terms of the exchange offer, any remaining withdrawal charge applicable to any Contract exchanged would be waived at the time of the exchange transaction. You can participate in the exchange offer only if your Contract was purchased on behalf of either:

     -    a pension plan qualified under Section 401(k) of the Code; or

     - a targeted benefit pension plan where plan assets are not allocated specifically as being for the account of individual plan participants.

The exchange offer was expected to remain open until March 1, 1999, but could be extended for particular offerees under special circumstances. Such extensions have occurred and may continue to occur for an indefinite period of time.

HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?

Surrenders and Partial Withdrawals

Prior to your Contract's Maturity Date, if the Annuitant is living, you may:

     -    surrender your Contract for a cash payment of its Surrender Value; or

     -    make a partial withdrawal of the Surrender Value.

The Surrender Value of a Contract is the total value of a Contract, minus the annual Contract fee and any applicable premium tax and withdrawal charges. We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the Annuities Service Center.

Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "XI. Federal Tax Matters." Among other things, if you make a full surrender or partial withdrawal from your Contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.

We will deduct any partial withdrawal proportionally from each of your Investment Options based on the value in each, unless you direct otherwise. When you take a partial withdrawal, we deduct any applicable withdrawal charge as a percentage of the total amount withdrawn. We take any applicable withdrawal charge from the amount remaining in a Contract after we process the amount you request.

Without our prior approval, you may not make a partial withdrawal:

     - for an amount less than $100 ($250 for Independence Variable Annuity Contracts); or

     - if the remaining total value of your Contract would be less than $1,000.

If your "free withdrawal value" at any time is less than $100, you must withdraw that amount in full, in a single sum, before you make any other partial withdrawals. A partial withdrawal is not a loan and cannot be repaid. We reserve the right to terminate your Contract if the value of your Contract becomes zero.


Your request to surrender your Contract or to make a partial withdrawal becomes effective at the close of the Business Day in which we receive it, in proper form at the Annuities Service Center. Each Business Day ends at the close of regular trading for the day on the New York Stock Exchange. Usually this is 4:00 p.m., Eastern Time. If we receive a request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.


You generally may not make any surrenders or partial withdrawals once we begin making payments under an Annuity Option.

IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax and withdrawal charges. If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the owner of the new Contract to purchase any optional benefit rider then available.

TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "XI. Federal Tax Matters"). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see Appendix B: "Qualified Plan Types").

Signature Guarantee Requirements for Surrenders and Partial Withdrawals
We may require that you obtain a signature guarantee on a surrender or partial withdrawal in the following circumstances:

     - You are requesting that we mail the amount withdrawn to an alternate address; or

     - You have changed your address within 30 days of the withdrawal request; or

     -    You are requesting a withdrawal in the amount of $100,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or facsimiles of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or partial withdrawal as described above.


Nursing Home Waiver of Withdrawal Charge Rider
(Available on Independence 2000 Variable Annuity Contracts only)
If you own an Independence 2000 Contract and if permitted by your state, you may have a nursing home waiver of withdrawal charge benefit. Under this benefit, we will waive withdrawal charge on any withdrawals, provided all the following conditions apply:

     - you become confined to a nursing home beginning at least 90 days after we issue your Contract and prior to the Contract's Maturity Date;

     - you remain in the nursing home for at least 90 consecutive days and receive skilled nursing care;

     - we receive your request for a withdrawal and adequate proof of confinement no later than 90 days after discharge from the facility;

     -    your confinement is prescribed by a doctor and medically necessary.


This benefit was not available at application if:

     -    you were older than 74 years at application; or

     -    if you were confined to a nursing home within the past two years.

For a more complete description of the terms and conditions of this benefit, you should refer directly to your Contract.

Systematic Withdrawal Plan
Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a dollar amount from your Contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. We will deduct the requested amount from each applicable Investment Option in the ratio that the value of each bears to the total value of your Contract. Each systematic withdrawal is subject to any withdrawal charge that would apply to an otherwise comparable non-systematic withdrawal. See "How will the value of my investment in the Contract change over time?" and "What fees and charges will be deducted from my Contract?". The same tax consequences also generally will apply.

The following conditions apply to systematic withdrawal plans:

     - in any one Contract Year, you may not withdraw more than 10% of the total value of your Contract at the beginning of the Contract Year;

     -    the amount of each systematic withdrawal must equal at least $100;

     - if the amount of each withdrawal drops below $100 or the total value of your Contract becomes less than $5,000, we will suspend the plan and notify you;

     -    you may cancel the plan at any time; but

     - you cannot elect this plan if you are participating in the dollar-cost averaging program.

We reserve the right to modify the terms or conditions of the plan at any time without prior notice.

Telephone Withdrawals

If you complete a separate authorization form, you may make requests to withdraw a portion of your Contract Value by telephone. We reserve the right to impose maximum withdrawal amount and procedural requirements regarding this privilege. For additional information regarding telephone procedures, see "Telephone and Facsimile Transactions" in this Prospectus.

WHAT HAPPENS IF THE ANNUITANT DIES BEFORE MY CONTRACT'S MATURITY DATE?

Guaranteed Minimum Death Benefit

INDEPENDENCE VARIABLE ANNUITY CONTRACTS. If the Annuitant dies before your Contract's Maturity Date, we will pay a death benefit. If the death occurs before the Contract anniversary nearest the Annuitant's 75th birthday, we will pay the greater of:

     -    the total value of your Contract; or

     - the total amount of Purchase Payments made, minus any partial withdrawals and related withdrawal charges.

If the death occurs on or after the Contract anniversary nearest the Annuitant's 75th birthday, we will pay an amount equal to the total value of your Contract.

INDEPENDENCE PREFERRED VARIABLE ANNUITY CONTRACTS. If the Annuitant dies before your Contract's Maturity Date, we will pay a death benefit that is the greatest of:

     -    the total value of your Contract; or

     - the total amount of Purchase Payments made, minus any partial withdrawals and related withdrawal charges; or

     - in states where permitted by law, the "highest total value" of your Contract as of any third interval anniversary of your Contract to date (preceding the anniversary nearest the Annuitant's 81st birthday), plus any Purchase Payments you have made since that anniversary, minus any withdrawals you have taken (and any related withdrawal charges) since that anniversary.


We calculate the "highest total value" as follows: On the third anniversary of your Contract (and every third anniversary thereafter until the anniversary closest to the Annuitant's 81st birthday), we compute the total value of your Contract adjusting for Purchase Payments and partial withdrawals since that anniversary. We compare that amount to the amounts described in the first two bullets. The greatest of these three amounts forms a minimum that may increase on subsequent third interval anniversaries with favorable investment performance and Additional Purchase Payments but will never decrease unless partial withdrawals are taken.


INDEPENDENCE 2000 VARIABLE ANNUITY CONTRACTS. If the Annuitant dies before your Contract's Maturity Date, we will pay a death benefit, that is the greatest of:

     -    the total value of your Contract; or

     - the total amount of Purchase Payments made, minus any partial withdrawals and related withdrawal charges; or

     - in states where permitted, the highest total value of your Contract as of any "fifth interval anniversary" of your Contract to date, plus any Purchase Payments you have made since that anniversary, minus any withdrawals you have taken (and any related withdrawal charges) since that anniversary.


We calculate the "highest total value" as follows: On each "fifth interval anniversary" of your Contract, we compute the total value of your Contract adjusting for Purchase Payments and partial withdrawals since that anniversary. We compare that amount to the amounts described in the first two bullets. The greatest of these three amounts forms a minimum which may increase on subsequent fifth interval anniversaries with favorable investment performance and Additional Purchase Payments but will never decrease unless partial withdrawals are taken.


To determine any "fifth interval anniversary" of your Contract, we count only those anniversaries that occur:

     -    BEFORE we receive proof of the Annuitant's death; and

     -    BEFORE the Annuitant attains age 81.

The initial "fifth interval anniversary" is the fifth anniversary of your Contract if the Annuitant is less than age 81 at that time. We calculate the death benefit as of the day we receive, at the John Hancock Annuity Service
Office:

     -    proof of the Annuitant's death; and

     -    the required instructions as to method of settlement.

ALL CONTRACTS. Unless you have elected an optional method of settlement, we will pay the death benefit in a single sum to the Beneficiary you chose prior to the Annuitant's death. If you have not elected an optional method of settlement, the Beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election.


We will pay the death benefit within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "Delay of Certain Payments" in the Statement of Additional Information). Beneficiaries who opt for a lump sum payout of their portion of the death benefit will receive the funds in a John Hancock Safe Access Account (JHSAA). Similar to a checking account, the JHSAA provides the beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. The Beneficiary can obtain the remaining death benefit proceeds in a single sum by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.



You can find more information about optional methods of settlement under "Annuity Options."


CAN I RETURN MY CONTRACT?

When you purchased your Contract you had the right to cancel your Contract within 10 days (or longer in some states) after the date you received it. If you decided to return your Contract you would have delivered or mailed it to John Hancock or to the John Hancock representative who delivered the Contract to you.

In most states, you would have received a refund equal to the total value of your Contract on the date of cancellation, increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an "IRA," you would have received a refund of any Purchase Payments you had paid. The date of cancellation would have been the date we received the Contract.

    V. General Information about Us, the Separate Accounts and the Portfolios


THE COMPANIES

Your Contract was issued by either John Hancock Life Insurance Company ("JHLICO") or John Hancock Variable Life Insurance Company ("JHVLICO"). Please refer to your Contract to determine which Company issued your Contract.


JHLICO and JHVLICO are indirect wholly-owned subsidiaries of John Hancock Financial Services, Inc., whose ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries are collectively known as "Manulife Financial".



JHVLICO is a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts 02117. JHVLICO also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815. JHVLICO is authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. JHVLICO is a wholly-owned subsidiary of JHLICO.



JHLICO (formerly known as John Hancock Mutual Life Insurance Company, and chartered in Massachusetts in 1862) is a Massachusetts stock life insurance company that "demutualized" and changed its name to John Hancock Life Insurance Company on February 1, 2000. As part of the demutualization process, JHLICO became a subsidiary of John Hancock Financial Services, Inc., a newly-formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of MFC. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. JHLICO's Home Office is at John Hancock Place, Boston, Massachusetts 02117. JHLICO also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815. JHLICO is authorized to transact a life insurance and annuity business in all states and the District of Columbia. As of December 31, 2004, JHLICO's assets were approximately $100 billion and JHLICO had invested approximately $1.9 billion in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that JHLICO will from time to time make additional capital contributions to JHVLICO to enable it to meet its reserve requirements and expenses in connection with its business. JHLICO is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.


JHLICO and JHVLICO have received the following financial ratings:


AAA                 Extremely strong financial security characteristics;

Standard & Poor's   1st category of 21

A++ Superior companies have a very strong ability to meet their obligations;

A.M. Best           1st category of 16

AA+                 Very strong capacity to meet policyholder and contract obligations;

Fitch               2nd category of 24

Aa1                 Excellent in financial strength;

Moody's             2nd category of 21



These ratings, which are current as of the date of this Prospectus and are subject to change, are assigned as a measure of JHLICO's and JHVLICO's ability to honor any guarantees provided by the Contract, but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any Separate Account or Portfolio.


THE SEPARATE ACCOUNTS


You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of the following Separate Accounts, depending on the Contract you purchased: John Hancock Variable Annuity Account U, John Hancock Variable Annuity Account I, or John Hancock Variable Annuity Account V (Collectively, the "Separate Accounts"). Please refer to your Contract. We hold the Portfolio's shares in a "Sub-Account" (usually with a name similar to that of the corresponding Portfolio).



We established the above Separate Accounts under Massachusetts law. Each Separate Account's assets, including the Portfolios' shares, belong to the respective Company that established the Separate Account. Each Company's Contracts provide that amounts held in its Separate Account pursuant to the Contracts cannot be reached by any other persons who may have claims against that Company.

The income, gains and losses, whether or not realized, from assets of each Separate Account are credited to or charged against that Separate Account without regard to our other income, gains, or losses. Nevertheless, all obligations arising under the respective Company's Contracts are general corporate obligations of that Company. Assets of our Separate Accounts may not be charged with liabilities arising out of any of our other business.

We reserve the right, subject to compliance with applicable law, to add other Sub-Accounts, eliminate existing Sub-Accounts, combine Sub-Accounts or transfer assets in one Sub-Account to another Sub-Account that we, or an affiliated company, may establish. We will not eliminate existing Sub-Accounts or combine Sub-Accounts without the prior approval of the appropriate state or federal regulatory authorities.

The Separate Accounts are registered as unit investment trusts under the Investment Company Act of 1940 ("1940 Act"). Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Account. If we determine that it would be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.


THE PORTFOLIOS



When you select a Variable Investment Option, we invest your money in a Sub-Account of our Separate Account and it invests in NAV shares of a corresponding Portfolio of John Hancock Trust.



THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain qualified pension or retirement plans.


Investment Management


The Portfolios' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.



The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.



The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a Subadviser for a Portfolio or the fees paid to Subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a Subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as Subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.



If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).



Portfolio Expenses



The table in the Fee Tables section of the Prospectus shows the investment management fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2006, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Variable Investment Options you select.



The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a Portfolio's investment adviser or its affiliates. Any such payments do not, however, result in any charge to you in addition to what is shown in the Fee Table. Such compensation will be consistent with the services rendered or the cost savings resulting from the arrangement.



Portfolio Investment Objective and Strategies



You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS, WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON THE FIRST PAGE OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.


                               JOHN HANCOCK TRUST


We show the Portfolio's manager (i.e. Subadviser) in bold above the name of the
                                   Portfolio.



CAPITAL GUARDIAN TRUST COMPANY
   Overseas Equity Trust                    Seeks long-term capital appreciation. To do this, the
                                            Portfolio invests at least 80% of its net assets in
                                            equity securities of a diversified mix of large
                                            established and medium-sized foreign companies located
                                            primarily in developed countries (outside of the U.S.)
                                            and, to a lesser extent, in emerging markets.

DECLARATION MANAGEMENT & RESEARCH LLC
   Active Bond Trust (1)                    Seeks income and capital appreciation. To do this, the
                                            Portfolio invests at least 80% of its net assets in a
                                            diversified mix of debt securities and instruments with
                                            maturity durations of approximately 4 to 6 years.

   Short-Term Bond Trust                    Seeks income and capital appreciation. To do this, the
                                            Portfolio invests at least 80% of its net assets in a
                                            diversified mix of debt securities and instruments with
                                            an average credit quality rating of "A" or "AA" and a
                                            weighted average effective maturity between one and
                                            three years, and no more than 15% of the Portfolio's net
                                            assets will be invested in high yield bonds.

   Total Bond Market Trust B                Seeks to track the performance of the Lehman Brothers
   (formerly "Bond Index Trust B")          Aggregate Bond Index (which represents the U.S.
                                            investment grade bond market). To do this, the Portfolio
                                            will invest at least 80% of its net assets in securities
                                            listed in the Lehman Brothers Aggregate Bond Index.

DEUTSCHE INVESTMENT MANAGEMENT
AMERICAS INC. ("DIMA")
   Real Estate Securities Trust(2)          Seeks to achieve a combination of long-term capital
                                            appreciation and current income. To do this, the
                                            Portfolio invests at least 80% of its net assets in
                                            equity securities of REITs and real estate companies.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
   Managed Trust (3)                        Seeks income and long-term capital appreciation. To do
                                            this, the Portfolio invests primarily in a diversified
                                            mix of common stocks of large capitalization U.S.
                                            companies and bonds with an overall intermediate term
                                            average maturity.

JENNISON ASSOCIATES LLC
   Capital Appreciation Trust               Seeks long-term growth of capital. To do this, the
                                            Portfolio invests at least 65% of its total assets in
                                            equity and equity-related securities of companies that
                                            are attractively valued and have above-average growth
                                            prospects.

MFC GLOBAL INVESTMENT MANAGEMENT
(U.S.A.) LIMITED
   500 Index Trust B                        Seeks to approximate the aggregate total return of a
                                            broad-based U.S. domestic equity market index. To do
                                            this, the Portfolio invests at least 80% of its net
                                            assets in the common stocks in the S&P 500(R) index and
                                            securities that as a group will behave in a manner
                                            similar to the index. (4)

   Money Market Trust B                     Seeks to obtain maximum current income consistent with
                                            preservation of principal and liquidity. To do this, the
                                            Portfolio invests in high quality, U.S. dollar
                                            denominated money market instruments.

   Optimized All Cap Trust                  Seeks long-term growth of capital. To do this, the
   (formerly "Growth & Income Trust"))      Portfolio invests at least 65% of its total assets in
                                            equity securities of large, mid and small-cap U.S.
                                            companies with strong industry position, leading market
                                            share, proven management and strong financials.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
   Global Bond Trust                        Seeks maximum total return, consistent with preservation
                                            of capital and prudent investment management. To do
                                            this, the Portfolio invests at least 80% of its net
                                            assets in fixed income instruments, futures contracts
                                            (including related options) with respect to such
                                            securities and options on such securities.

SSGA FUNDS MANAGEMENT, INC.
   International Equity Index Trust B       Seeks to track the performance of a broad-based equity
                                            index of foreign companies primarily in developed
                                            countries and, to a lesser extent, in emerging market
                                            countries. To do this, the Portfolio invests at least
                                            80% of its assets in securities listed in the Morgan
                                            Stanley Capital International All CountryWorld Excluding
                                            U.S. Index.(7)

T. ROWE PRICE ASSOCIATES, INC.
   Blue Chip Growth Trust                   Seeks to provide long-term growth of capital. Current
                                            income is a secondary objective. To do this, the
                                            Portfolio invests at least 80% of its net assets in the
                                            common stocks of large and medium-sized blue chip growth
                                            companies that are well established in their industries.

   Equity-Income Trust                      Seeks to provide substantial dividend income and also
                                            long-term capital appreciation. To do this, the
                                            Portfolio invests at least 80% of its net assets in
                                            equity securities, with 65% in common stocks of
                                            well-established companies paying above-average
                                            dividends.

   Mid Value Trust                          Seek long-term capital appreciation. To do this, the
                                            Portfolio invests at least 80% of its net assets in a
                                            diversified mix of common stocks of mid size U.S.
                                            companies that are believed to be undervalued by various
                                            measures and offer good prospects for capital
                                            appreciation.

WELLINGTON MANAGEMENT COMPANY, LLP
   Mid Cap Stock Trust                      Seeks long-term growth of capital. To do this, the
                                            Portfolio invests at least 80% of its net assets in
                                            equity securities of medium-sized companies with
                                            significant capital appreciation potential.

   Small Cap Growth Trust                   Seeks long-term capital appreciation. To do this, the
                                            Portfolio invests at least 80% of its net assets in
                                            small-cap companies that are believed to offer
                                            above-average potential for growth in revenues and
                                            earnings.

   Small Cap Value Trust                    Seeks long-term capital appreciation. To do this, the
                                            Portfolio invests at least 80% of its net assets in
                                            small-cap companies that are believed to be undervalued.

WESTERN ASSET MANAGEMENT COMPANY
   High Yield Trust                         Seeks to realize an above-average total return over a
                                            market cycle of three to five years, consistent with
                                            reasonable risk. To do this, the Portfolio invests at
                                            least 80% of its net assets in high yield securities,
                                            including corporate bonds, preferred stocks and U.S.
                                            Government and foreign securities.

(1) The Active Bond Trust is also subadvised by MFC Global Investment Management (U.S.), LLC.



(2) RREEF American L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.



(3) Declaration Management and Research LLC is also a subadvisor for Managed Trust.



(4) "Standard & Poor's(R)," "S&P 500(R)," and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. The S&P 500(R) is an unmanaged index representing 500 of the largest companies in the U.S. As of February 29, 2008, the mid cap range for S&P 500(R) was from $744 million to $468.29 billion, and for the S&P MidCap 400(R), was $302 million to $11.13 billion.



(5) MSCI All CountryWorld ex-US IndexSM" is a service mark of Morgan Stanley Capital International Inc. and its affiliates ("MSCI"). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the market capitalization range of the Index was $56 million to $309 billion.

                           VI. The Accumulation Period

YOUR VALUE IN OUR VARIABLE INVESTMENT OPTIONS

Each Purchase Payment or transfer that you allocate to a Variable Investment Option purchases accumulation units of that Variable Investment Option. Similarly, each withdrawal or transfer that you take from a Variable Investment Option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

VALUATION OF ACCUMULATION UNITS

To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

                          dollar amount of transaction

                                   DIVIDED BY

                value of one accumulation unit for the applicable
                 Variable Investment Option at the time of such
                                   transaction


The value of each accumulation unit will change daily depending upon the investment performance of the Portfolio that corresponds to that Variable Investment Option and certain charges we deduct from such Investment Option (see "Variable Investment Option valuation procedures").


Therefore, at any time prior to the Maturity Date, the total value of your Contract in a Variable Investment Option can be computed according to the following formula:

                  number of accumulation units in the Variable
                               Investment Options

                                      TIMES

                value of one accumulation unit for the applicable
                     Variable Investment Option at that time

YOUR VALUE IN THE FIXED INVESTMENT OPTION

On any date, the total value of your Contract in the Fixed Investment Option equals:

     - the amount of Purchase Payments or transferred amounts allocated to the Fixed Investment Option; MINUS

     - the amount of any withdrawals or transfers paid out of the Fixed Investment Option; PLUS

     - interest compounded daily on any amounts in the Fixed Investment Option at the effective annual rate of interest we have declared; MINUS

     - the amount of any charges and fees deducted from the Fixed Investment Option.

                             VII. The Annuity Period

MATURITY DATE

Your Contract specifies the Maturity Date, when payments from one of our Annuity Options are scheduled to begin. You initially choose a Maturity Date when you complete your application for a Contract. Unless we otherwise permit, the Maturity Date must be:

     - at least 6 months after the date the first Purchase Payment is applied to your Contract; and

     -    no later than the maximum age specified in your Contract.


Subject always to these requirements, you may subsequently change the Maturity Date. Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. Also, if you are selecting or changing your Maturity Date for a Contract issued under a Qualified Plan, special limits apply (see "XI. Federal Tax Matters"). The John Hancock Annuity Servicing Office must receive your new selection at least 31 days prior to the new Maturity Date. In the case of Independence Variable Annuity Contracts, if you purchased your Contract in Washington, you cannot change the Maturity Date.


CHOOSING FIXED OR VARIABLE ANNUITY PAYMENTS

During the annuity period, the total value of your Contract must be allocated to no more than four Investment Options. During the annuity period, we offer annuity payments on a fixed basis as one Investment Option, and annuity payments on a variable basis for EACH Variable Investment Option.

We will generally apply (1) amounts allocated to the Fixed Investment Option as of the Maturity Date to provide annuity payments on a fixed basis and (2) amounts allocated to Variable Investment Options to provide annuity payments on a variable basis. If you are using more than four Investment Options on the Maturity Date, we will divide your Contract's value among the four Investment Options with the largest values, pro-rata based on the amount of the total value of your Contract that you have in each.

Once annuity payments commence, you may not make transfers from fixed to variable or from variable to fixed.

SELECTING AN ANNUITY OPTION

Each Contract provides, at the time of its issuance, for annuity payments to commence on the Maturity Date pursuant to Option A: "Life Annuity with Payments for a Guaranteed Period" for a 10 year period on a fixed basis (discussed under "Annuity Options".)

Prior to the Maturity Date, you may select a different Annuity Option. However, if the total value of your Contract on the Maturity Date is less than $5,000, Option A - "Life Annuity with Payments for a Guaranteed Period" for the 10 year period will apply, regardless of any other election that you have made. You may not change the form of Annuity Option once payments commence.

If the initial monthly payment under an Annuity Option would be less than $50, we may make a single sum payment equal to the total Surrender Value of your Contract on the date the initial payment would be payable. Such single payment would replace all other benefits. Alternatively, if you agree, we will make payments at quarterly, semi-annual, or annual intervals in place of monthly payments.

Subject to that $50 minimum limitation, your Beneficiary may elect an Annuity Option if

     -    you have not made an election prior to the Annuitant's death;

     - the Beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and

     - the Beneficiary notifies us of the election prior to the date the proceeds become payable.

If permitted by your Contract, you may also elect to have the Surrender Value of your Contract applied to an Annuity Option at the time of full surrender if your Contract has been outstanding for at least 6 months. If the total value of your Contract, at death or surrender, is less than $5,000, no Annuity Option will be available.

VARIABLE MONTHLY ANNUITY PAYMENTS

We determine the amount of the first variable monthly payment under any Variable Investment Option by using the applicable annuity purchase rate for the Annuity Option under which the payment will be made. The Contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the Annuitant or other payee.

The amount of each subsequent Variable Annuity payment under that Variable Investment Option depends upon the investment performance of that Variable Investment Option.

Here's how it works:

     - we calculate the actual net investment return of the Variable Investment Option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments;

     - if that actual net investment return exceeds the "assumed investment rate" (explained below), the current monthly payment will be larger than the previous one;

     - if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

ASSUMED INVESTMENT RATE

The assumed investment rate for any variable portion of your annuity payments will be 3 1/2% per year, except as follows.

You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial Variable Annuity payment will also be higher. Eventually, however, the monthly Variable Annuity payments may be smaller than if you had elected a lower assumed investment rate.

FIXED MONTHLY ANNUITY PAYMENTS

The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the Annuity Option selected. To determine such dollar amount we first, in accordance with the procedures described above, calculate the amount to be applied to the Fixed Annuity Option as of the Maturity Date. We then subtract any applicable premium tax charge and divide the difference by $1,000. We then multiply the result by the greater of:

     - the applicable Fixed Annuity purchase rate shown in the appropriate table in the Contract; or

     - the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the Annuitant, unless prohibited by law).

ANNUITY OPTIONS

Here are some of the Annuity Options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those Annuity Options listed here and in your Contract.

Two basic Annuity Options are available:

OPTION A - LIFE ANNUITY WITH PAYMENTS FOR A GUARANTEED PERIOD. We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your Beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the Fixed Investment Option to a contingent payee, subject to the terms of any supplemental agreement issued.

Federal income tax requirements currently applicable to Contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated Beneficiary.

OPTION B - LIFE ANNUITY WITHOUT FURTHER PAYMENT ON DEATH OF PAYEE. We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

For Independence Preferred Variable Annuity and Independence 2000 Variable Annuity Contracts:

If the payee is more than 85 years old on the Maturity Date, the following two options are not available:

     - Option A: "Life Annuity with Payments for a Guaranteed Period" for the 5 year period; and

     -    Option B: "Life Annuity without Further Payment on the Death of
          Payee".

              VIII. Variable Investment Option Valuation Procedures


We compute the net investment return and accumulation unit values for each Variable Investment Option as of the end of each Business Day. Each Business Day ends at the close of regular trading for the day on the New York Stock Exchange. Usually this is 4:00 p.m., Eastern Time. On any date other than a Business Day, the accumulation unit value or Annuity Unit value will be the same as the value at the close of the next following Business Day.


             IX. Distribution Requirements Following Death of Owner

If you did not purchase your Contract under a Qualified Plan, the Code requires that the following distribution provisions apply if you die. In most cases, these provisions do not cause a problem if you are also the Annuitant under your Contract. If you have designated someone other than yourself as the Annuitant, however, your heirs will have less discretion than you would have had in determining when and how the Contract's value would be paid out.

The Code imposes very similar distribution requirements on Contracts used to fund Qualified Plans. We provide the required provisions for Qualified Plans in separate disclosures and endorsements.

Notice of the death of an Owner or Annuitant should be furnished promptly to the John Hancock Annuities Service Center.

If you die before annuity payments have begun:

     - if the Contract's designated Beneficiary is your surviving spouse, your spouse may continue the Contract in force as the Owner;

     - if the Beneficiary is not your surviving spouse or if the Beneficiary is your surviving spouse but chooses not to continue the Contract, the "entire interest" (as discussed below) in the Contract on the date of your death must be:

     -    paid out in full within five years of your death; or

     - applied in full towards the purchase of a life annuity on the Beneficiary with payments commencing within one year of your death.

If you are the last surviving Annuitant, as well as the Owner, the entire interest in the Contract on the date of your death equals the death benefit that then becomes payable. If you are the Owner but not the last surviving Annuitant, the entire interest equals:

     - the Surrender Value if paid out in full within five years of your death; or

     - the total value of your Contract applied in full towards the purchase of a life annuity on the Beneficiary with payments commencing within one year of your death.

If you die on or after annuity payments have begun:

     - any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.

                           X. Miscellaneous Provisions

ASSIGNMENT; CHANGE OF OWNER OR BENEFICIARY

To qualify for favorable tax treatment, certain Contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the Owner is a trustee under section 401(a) of the Code.

Subject to these limits, while the Annuitant is alive, you may designate someone else as the Owner by written notice to the John Hancock Annuity Service Center. The Contract designates the person you choose as Beneficiary. You may change the Beneficiary by written notice no later than receipt of due proof of the death of the Annuitant. Changes of Owner or Beneficiary will take effect whether or not you or the Annuitant is then alive. However, these changes are subject to:

     -    the rights of any assignees of record;

     -    any action taken prior to receipt of the notice; and

     -    certain other conditions.

An assignment, pledge, or other transfer may be a taxable event (see "XI. Federal Tax Matters"). Therefore, you should consult a competent tax adviser before taking any such action.

WHO SHOULD HAVE PURCHASED THE CONTRACTS?

We designed these Contracts for individuals doing their own retirement planning, including purchases under plans and trusts that do not qualify for special tax treatment under the Code. We also offered the Contracts for purchase under:

     - traditional individual retirement annuity plans ("traditional IRAs") satisfying the requirements of Section 408 of the Code;

     -    non-deductible IRA plans ("Roth IRAs") satisfying the requirements of
          Section 408A of the Code;

     -    SIMPLE IRA plans adopted under Section 408(p) of the Code;

     - Simplified Employee Pension plans ("SEPs") adopted under Section 408(k) of the Code; and

     - annuity purchase plans adopted under Section 403(b) of the Code by public school systems and certain other tax-exempt organizations.


The Contracts described in this Prospectus are no longer offered. We did not offer the Contracts to every type of Qualified Plan, and reserved the right to not offer the Contracts for all types of Qualified Plans in the future. In addition, we reserved the right, in certain circumstances to make the Contracts available for purchase under deferred compensation plans maintained by a state or political subdivision or tax exempt organization under Section 457 of the Code or by pension or profit-sharing plans qualified under section 401(a) of the Code. We provide general federal income tax information for Contracts purchased in connection with tax qualified retirement plans under "XI. Federal Tax Matters."


When a Contract forms part of a Qualified Plan, it becomes subject to special tax law requirements, as well as the terms of the plan documents themselves, if any. Additional requirements may apply to plans that cover a "self-employed individual" or an "owner-employee". Also, in some cases, certain requirements under "ERISA" (the Employee Retirement Income Security Act of 1974) may apply. Requirements from any of these sources may, in effect, take precedence over (and in that sense modify) the rights and privileges that an Owner otherwise would have under a Contract. Some such requirements may also apply to certain retirement plans that are not tax-qualified.

We may include certain requirements from the above sources in endorsements or riders to the affected Contracts. In other cases, we do not. In no event, however, do we undertake to assure a Contract's compliance with all plan, tax law, and ERISA requirements applicable to a tax-qualified or non tax-qualified retirement plan. Therefore, if you use or plan to use a Contract in connection with such a plan, you must consult with competent legal and tax advisers to ensure that you know of (and comply with) all such requirements that apply in your circumstances.

To accommodate "employer-related" pension and profit-sharing plans, we provide "unisex" purchase rates. That means the annuity purchase rates are the same for males and females. Any questions you have as to whether you are participating in an "employer-related" pension or profit-sharing plan should be directed to your employer. Any question you or your employer have about unisex rates may be directed to the John Hancock Annuities Service Center.

                             XI. Federal Tax Matters

INTRODUCTION

The following discussion of the Federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS


We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.


The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

NON-QUALIFIED CONTRACTS

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.


In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.


Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."


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

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.


When you take a partial withdrawal from a Contract before the Maturity Date, including a payment under a systematic withdrawal plan or guaranteed withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment, until you have recovered your entire investment in the Contract. If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.


For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A tax adviser should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

     - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

     - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

     - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

     - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or


     - if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity payments thereafter are fully includible in income.


Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Non-Qualified Contract. Exceptions to this penalty tax include distributions:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - attributable to the Contract Owner becoming disabled (as defined in the tax law);

     - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

     - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

     -    made under a single-premium immediate annuity contract; or

     - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.


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

Puerto Rico Non-Qualified Contracts


IF YOU ARE A RESIDENT OF PUERTO RICO, YOU SHOULD CONSULT A TAX ADVISER. Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Non-Qualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Non-Qualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.



Distributions under a Non-Qualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.


Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.


In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the contract owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty sub-accounts.


The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.


We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.


QUALIFIED CONTRACTS


(Contracts Purchased for a Qualified Plan, including IRAs)



The Contracts are also available for use in connection with certain types of retirement plans which receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax adviser.


We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan, and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from

Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.


The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax adviser and retirement plan fiduciary prior to exercising your loan privileges.) Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans.


Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act, the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Special minimum distribution requirements govern the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual, and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax adviser.

Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

     - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).


Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.


These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001 and before December 31, 2007. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax adviser.


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

When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts. We will not be bound by terms and conditions of Qualified Plans to the extent those terms and conditions contradict a Contract, unless we consent.


Rollovers and Transfers



If permitted under your plan, you may make take a distribution:



     - from a traditional IRA and make a "tax-free" rollover to another traditional IRA;



     - from a traditional IRA and make a "tax-free" rollover to a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;



     - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free" rollover to a traditional IRA;



     - from a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a "tax-free" rollover to any such plans.



In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free" rollover to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A beneficiary who is not your surviving spouse may take the amount distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a traditional IRA. The IRA is treated as an inherited IRA of the non-spouse beneficiary.



You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA if (i) your adjusted gross income is not in excess of $100,000, and (ii) you are not a married taxpayer filing a separate return. This type of rollover is taxable.



In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of plan assets.



Withholding on Rollover Distributions



Eligible rollover distributions from a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.



Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan or a traditional IRA. A direct Transfer to a Roth IRA, however, will be treated as an eligible rollover distribution which may be subject to withholding. (See "Conversions and Rollovers to Roth IRAs," below.)



If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in a reduction of the guarantees and benefits you may have purchased under your Contract.



We do not need to withhold amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you, if you wish to purchase a Qualified Contract. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU PURCHASED A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.



Conversions and Rollovers to Roth IRAs



You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:



     -    you have adjusted gross income over $100,000; or



     -    you are a married tax payer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted or rollover amounts.



You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.



If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you do instruct us to withhold for taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in a reduction of the guarantees and benefits you may have purchased under your Contract.



You may find it advantageous to pay the tax due from resources other than your retirement plan assets if you wish to purchase a Contract for use as a Roth IRA through a rollover from that retirement plan. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.





Loans

A loan privilege is available only to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 (ERISA). The rules governing the availability of loans, including the maximum Loan Amount, are prescribed in the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time a loan is made. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax adviser before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

The amount of any Unpaid Loans will be deducted from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

SEE YOUR OWN TAX ADVISER

The foregoing description of Federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax adviser.

                          XII. Performance Information

We may advertise total return information about investments made in the Variable Investment Options. We refer to this information as "Separate Account level" performance. In our Separate Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable Variable Investment Option.

Total return at the Separate Account level is the percentage change between:

     - the value of a hypothetical investment in a Variable Investment Option at the beginning of the relevant period, and

     -    the value at the end of such period.

At the Separate Account level, total return reflects adjustments for:

     -    the mortality and expense risk charges;

     -    the administrative charge;

     -    the annual Contract fee; and

     - any withdrawal charge payable if the Owner surrenders his Contract at the end of the relevant period.


Total return at the Separate Account level does not, however, reflect any premium tax charges. Total return at the Separate Account level will be lower than that at the Portfolio level where comparable charges are not deducted.


We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is generally the same as the standard format, except that it will not reflect any applicable withdrawal charge or annual Contract fee and it may include additional durations.


We may advertise "current yield" and "effective yield" for investments in the Money Market Investment Option. Current yield refers to the income earned on your investment in the Money Market Investment Option over a 7-day period and then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.


Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

Current yield and effective yield reflect all the recurring charges at the Separate Account level, but will not reflect any premium tax or any withdrawal charge.

                                  XIII. Reports


At least semi-annually, we will send you (1) a report showing the number and value of the accumulation units in your Contract and (2) the financial statements of the Portfolios.


                             XIV. Voting Privileges


At meetings of the Portfolio's shareholders, we will generally vote all the shares of each Portfolio that we hold in a Separate Account in accordance with instructions we receive from the Owners of Contracts that participate in the corresponding Variable Investment Option.

                               XV. Certain Changes

CHANGES TO THE SEPARATE ACCOUNT

We reserve the right, subject to applicable law, including any required shareholder approval to:

     - transfer assets that we determine to be your assets from the Separate Accounts to another Separate Account or Investment Option by withdrawing the same percentage of each investment in the Separate Accounts with proper adjustments to avoid odd lots and fractions;

     -    add or delete Variable Investment Options;

     -    change the underlying investment vehicles;

     -    operate each Separate Account in any form permitted by law; and

     - terminate each Separate Account's registration under the 1940 Act, if such registration should no longer be legally required.

Unless otherwise required under applicable laws and regulations, notice to or approval of Owners will not be necessary for us to make such changes.

         VARIATIONS IN CHARGES OR RATES FOR ELIGIBLE CLASSES

We may allow a reduction in or the elimination of any Contract charges, or an increase in a credited interest rate for a Fixed Investment Option. The affected Contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the Contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the Contracts.

The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:

     -    the size of the initial Purchase Payment;

     -    the size of the group or class;

     - the total amount of Purchase Payments expected to be received from the group or class and the manner in which the Purchase Payments are remitted;

     - the nature of the group or class for which the Contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

     - the purpose for which the Contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced; or

     - the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class.

We will make any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a Contract is approved. We reserve the right to change these rules from time to time. Any variation in charges or rates will reflect differences in costs and services, will apply uniformly to all prospective Contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any Owner. Any variation in charges or fees will reflect differences in costs and services, will apply uniformly to all prospective Contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any Owner.

DISTRIBUTION OF CONTRACTS

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company and an affiliate of ours, is the principal underwriter and distributor of the Contract interests offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contract and under other annuity and life insurance products we offer.


JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD").



We offered the Contract for sale through broker-dealers that entered into selling agreements for the sale of the Contracts. Broker-dealers sold the Contract through their registered representatives who have been appointed by us to act as our insurance agents. Signator Investors, Inc. ("Signator"), a subsidiary of JHLICO, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contract.

JH Distributors may pay on-going compensation to broker-dealers in connection with the sale or servicing of a Contract. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangements. We do not expect the compensation to such broker-dealers (including Signator) to exceed 6.0% for Independence and Independence Preferred Contracts or 8.0% for Independence 2000 Contracts of Purchase Payments (on a present value basis). We may also reimburse Signator for direct and indirect expenses actually incurred in connection with the distribution of these Contracts.

Signator representatives may have received additional cash or non-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of Contracts issued by us. From time to time, Signator, at its expense, may also have provided significant additional amounts to broker dealers or other financial services firms which sold or arranged for the sale of the Contracts. Such compensation may have included, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts and/or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services firms, including but not limited to Signator and its representatives, may have been motivated to sell our Contracts instead of Contracts issued by other insurance companies.

We or our affiliates may provide compensation to broker-dealers for providing on-going service in relation to Contracts that have already been purchased. The amount and timing of compensation we or our affiliates may provide may vary, but total compensation paid to broker-dealers with respect to the Contracts is not expected to exceed the amount of compensation for distribution of the Contracts, as described in this Prospectus.

     APPENDIX A: Example of Withdrawal Charge Calculation

Assume the Following Facts:

     - On January 1, 1997, you make a $5,000 initial Purchase Payment and we issue you a Contract.

     -    On January 1, 1998, you make a $1,000 Purchase Payment.

     -    On January 1, 1999, you make a $1,000 Purchase Payment.

     - On January 1, 2000, the total value of your Contract is $9,000 because of good investment earnings.

Now assume you make a partial withdrawal of $6,000 (no tax withholding) on January 2, 2000. In this case, assuming no prior withdrawals, we would deduct a CDSL of $399.89. We withdraw a total of $6,399.89 from your Contract.

$6,000.00   --    withdrawal request payable to you
+  399.89   --    withdrawal charge payable to us
$6,399.89   --    total amount withdrawn from your Contract

HERE IS HOW WE DETERMINE THE WITHDRAWAL CHARGE:

(1) We first reduce your $5,000 INITIAL PURCHASE PAYMENT by the three annual $30 Contract fees we assessed on January 1, 1998, 1999, and 2000. We withdraw the remaining $4,910 from your Contract.

$5,000.00
-   30.00   --    1998 Contract fee payable to us
-   30.00   --    1999 Contract fee payable to us
-   30.00   --    2000 Contract fee payable to us
$4,910.00   --    amount of your initial Purchase Payment we would consider to be withdrawn

Under the free withdrawal provision, we deduct 10% of the total value of your Contract at the beginning of the Contract Year, or $900 (.10 x $9,000). We pay the $900 to you as part of your withdrawal request, and we assess a withdrawal charge on the remaining balance of $4,010. Because you made the initial Purchase Payment 3 years ago, the withdrawal charge percentage is 7%. We deduct the resulting $280.70 from your Contract to cover the withdrawal charge on your initial Purchase Payment. We pay the remainder of $3,729.30 to you as a part of your withdrawal request.

$4,910.00
-  900.00   --    free withdrawal amount (payable to you)
$4,010.00
x     .07
$  280.70   --    withdrawal charge on initial Purchase Payment (payable to us)

$4,010.00
-  280.70
$3,729.30   --    part of withdrawal request payable to you

(2) We NEXT deem the entire amount of your 1998 PURCHASE PAYMENT to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this Purchase Payment 2 years ago, the withdrawal charge percentage is 8%. We deduct the resulting $80 from your Contract to cover the withdrawal charge on your 1998 Purchase Payment. We pay the remainder of $920 to you as a part of your withdrawal request.

$1,000.00
x     .08
$   80.00   --    withdrawal charge on 1998 Purchase Payment (payable to us)

$1,000.00
-   80.00
$  920.00   --    part of withdrawal request payable to you

(3) We NEXT determine what additional amount we need to withdraw to provide you with the total $6,000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $900 from the free withdrawal amount, $3,729.30 from your initial Purchase Payment, and $920 from your 1998 Purchase Payment. Therefore, $450.70 is needed to reach $6,000.

$6,000.00   --    total withdrawal amount requested
-  900.00   --    free withdrawal amount
-3,729.30   --    payment deemed from initial Purchase Payment
-  920.00   --    payment deemed from 1998 Purchase Payment
$  450.70   --    additional payment to you needed to reach $6,000

We know that the withdrawal charge percentage for this remaining amount is 8%, because you are already deemed to have withdrawn all Purchase Payments you paid prior to 1999. We use the following formula to determine how much more we need to withdraw:

Remainder due to you = Withdrawal needed - [applicable withdrawal charge percentage times withdrawal needed]

$    450.70    =    x - [.08x]
$    450.70    =    .92x
$450.70/.92    =    x
$    489.89    =    x
$    489.89   --    deemed withdrawn from 1999 Purchase Payment
$    450.70   --    part of withdrawal request payable to you
$     39.19   --    withdrawal charge on 1999 Purchase Payment deemed withdrawn (payable to us)
$    280.70   --    withdrawal charge on the INITIAL PURCHASE PAYMENT
$     80.00   --    withdrawal charge on the 1998 PURCHASE PAYMENT
$     39.19   --    withdrawal charge on the 1999 PURCHASE PAYMENT
$    399.89   --    Total withdrawal charge

                        APPENDIX B: Qualified Plan Types

TRADITIONAL IRAS

Individual Retirement Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.

The Contract may be issued with a death benefit. The presence of such benefit may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.

Distributions


In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the distribution.


The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the Contract.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

     -    made after the Owner attains age 59 1/2;

     -    made after the Owner's death;

     -    attributable to the Owner being disabled; or

     -    a qualified first-time homebuyer distribution within the meaning of
          Section 72(t)(2)(F) of the Code.


In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. A Roth IRA may (subject to constraints explained below under "Conversion or Direct Rollover to a Roth IRA") accept a "qualified rollover contribution" from another Roth IRA, a traditional IRA, a qualified retirement plan described in Section 401(a) or 403(a) of the Code, a tax-sheltered annuity contract described in Section 403(b) of the Code, or an eligible deferred compensation plan maintained by a governmental employer under Section 457(b) of the Code.






If the Contract is issued with certain death benefits, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the Federal income tax treatment of a Roth IRA. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.





Conversion or Direct Rollover to a Roth IRA


You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:


     -    you have adjusted gross income over $100,000; or

     -    you are a married taxpayer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted or rollover amounts.


You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If the converted or rollover amount is held in an annuity contract issued by us, we may have to withhold (make a contract withdrawal and remit to the IRS) up to 20% of the taxable gain in the contract. You may find it advantageous to pay the tax due on the conversion from resources outside of the annuity contract in order to avoid any benefit reduction. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.


SIMPLE IRA PLANS


In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT TAX ADVICE.


SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS)

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP-IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

TAX-SHELTERED ANNUITIES


Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." PURCHASERS OF THE CONTRACTS FOR SUCH PURPOSES SHOULD SEEK COMPETENT ADVICE AS TO ELIGIBILITY, LIMITATIONS ON PURCHASE PAYMENTS, AND OTHER TAX CONSEQUENCES. In particular, purchasers should note that some Contracts may have offered death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of such a death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If your Contract was issued with such a death benefit, the presence of that benefit may increase the amount of any required minimum distributions that must be made.


Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

     - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

     -    earnings on those contributions; and

     - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account).


Final regulations concerning tax sheltered annuity contracts became effective on July 26, 2007, but are generally applicable for tax years beginning after December 31, 2008. These regulations require the employer to adopt a written defined contribution plan which, in both form and operation, satisfies the requirements of the regulations. The regulations specify that any transfer of a 403(b) annuity contract for another 403(b) annuity contract occurring after September 24, 2007 will not be treated as a taxable distribution providing the employer and the company issuing the new contract have agreed to share information concerning the employee's employment status, hardship distributions and loans, if any.


CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS


Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh", permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. Some Contracts may have offered death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of such a death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If your Contract was issued with such a death benefit or such benefits were provided under an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT ADVICE.


Minimum distribution to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code section 416, the required beginning date is April 1 of the year following the calendar year in which employee reaches age 70 1/2.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for Federal income tax purposes.

A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).

When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

                   APPENDIX U: Accumulation Unit Value Tables

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of Accumulation Units for each Variable Investment Option during the periods shown.


We use Accumulation Units to measure the value of your investment in a particular Variable Investment Option. Each Accumulation Unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see the Fee Tables section of the Prospectus for additional information on these charges.)

Ind 2000 and Ind Pref

JOHN HANCOCK VARIABLE ANNUITY ACCOUNTS U, V, AND JOHN HANCOCK VARIABLE ACCOUNT I

                            ACCUMULATION UNIT VALUES

     INDEPENDENCE VARIABLE ANNUITY, INDEPENDENCE 2000 VARIABLE ANNUITY, AND
                     INDEPENDENCE PREFERRED VARIABLE ANNUITY

                                YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                               ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED
                              12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99   12/31/98
                             --------- --------- --------- --------- --------- --------- --------- --------- ---------- ----------
500 INDEX TRUST B - NAV SHARES (units first credited 4-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year        21.71     19.05     18.46        --        --        --        --        --         --         --
   Value at End of Year          22.53     21.71     19.05        --        --        --        --        --         --         --
   Independence No. of Units   242,378   278,756   315,640        --        --        --        --        --         --         --
   JHLICO Independence 2000
      No. of Units              71,214    91,115   157,517        --        --        --        --        --         --         --
   JHVLICO Independence 2000
      No. of Units             393,053   500,880   672,315        --        --        --        --        --         --         --

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year        21.48     18.86     18.30        --        --        --        --        --         --         --
   Value at End of Year          22.27     21.48     18.86        --        --        --        --        --         --         --
   JHLICO Independence Pref.
      No. of Units             210,653   246,588   290,658        --        --        --        --        --         --         --
   JHVLICO Independence Pref.
      No. of Units             507,679   658,239   831,045        --        --        --        --        --         --         --

ACTIVE BOND FUND (MERGED INTO ACTIVE BOND TRUST EFF 4-29-05) - NAV SHARES (units first credited 3-29-1986)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year           --        --        --     23.39     22.28     21.06     19.87     18.25      18.68      17.50
   Value at End of Year             --        --        --     24.17     23.39     22.28     21.06     19.87      18.25      18.68
   Independence No. of Units        --        --        -- 2,637,591 3,069,190 3,586,997 4,339,971 6,881,919  8,802,436 10,563,708
   JHLICO Independence 2000
      No. of Units                  --        --        --    87,864   109,903   104,461   116,686   207,651    175,505     43,110
   JHVLICO Independence 2000
      No. of Units                  --        --        --   626,105   757,358   904,599   999,130 2,251,544  2,399,088  1,173,339

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year           --        --        --     17.23     16.43     15.55     14.68     13.49      12.97      12.97
   Value at End of Year             --        --        --     17.78     17.23     16.43     15.55     14.68      13.49      13.83
   JHLICO Independence Pref.
      No. of Units                  --        --        --   608,118   707,671   924,603 1,018,707 1,753,804 19,998,782  2,362,922
   JHVLICO Independence Pref.
      No. of Units                  --        --        -- 1,607,826 1,945,218 2,317,221 2,651,473 5,015,162  5,931,655  7,060,247

ACTIVE BOND TRUST - NAV SHARES (units first credited 4-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year        25.19     24.44     24.17        --        --        --        --        --         --         --
   Value at End of Year          25.85     25.19     24.44        --        --        --        --        --         --         --
   Independence No. of Units 1,659,107 1,929,178 2,300,301        --        --        --        --        --         --         --
   JHLICO Independence 2000
      No. of Units              38,426    56,414    76,609        --        --        --        --        --         --         --
   JHVLICO Independence 2000
      No. of Units             291,745   397,223   526,809        --        --        --        --        --         --         --

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year        18.50     17.96     17.78        --        --        --        --        --         --         --
   Value at End of Year          18.96     18.50     17.96        --        --        --        --        --         --         --
   JHLICO Independence Pref.
      No. of Units             308,506   374,921   485,661        --        --        --        --        --         --         --
   JHVLICO Independence Pref.
      No. of Units             775,536   956,577 1,274,778        --        --        --        --        --         --         --

Ind 2000 and Ind Pref

                                YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED
                              12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99   12/31/98
                             --------- --------- --------- --------- --------- --------- --------- --------- ---------- ----------
BLUE CHIP GROWTH TRUST - NAV SHARES (units first credited 4-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year        33.23     30.75     29.15        --        --        --        --        --         --         --
   Value at End of Year          36.97     33.23     30.75        --        --        --        --        --         --         --
   Independence No. of Units 1,266,334 1,485,652 1,760,751        --        --        --        --        --         --         --
   JHLICO Independence 2000
      No. of Units              55,037    70,423    86,098        --        --        --        --        --         --         --
   JHVLICO Independence 2000
      No. of Units             294,738   377,742   481,923        --        --        --        --        --         --         --

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year        21.80     20.20     19.16        --        --        --        --        --         --         --
   Value at End of Year          24.23     21.80     20.20        --        --        --        --        --         --         --
   JHLICO Independence Pref.
      No. of Units             408,760   462,037   587,149        --        --        --        --        --         --         --
   JHVLICO Independence Pref.
      No. of Units             890,723 1,076,572 1,342,234        --        --        --        --        --         --         --

BOND INDEX FUND (REPLACED BY BOND INDEX TRUST B EFF 4-29-05) (NOW TOTAL BOND MARKET TRUST B) - NAV SHARES (units first credited
5-01-1998)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year           --        --        --     12.47     12.21     11.26     10.60      9.61      10.00      10.00
   Value at End of Year             --        --        --     12.80     12.47     12.21     11.26     10.60       9.61      10.00
   Independence No. of Units        --        --        --   167,410   193,337   214,518    81,201    49,028      4,722         --
   JHLICO Independence 2000
      No. of Units                  --        --        --    32,687    34,158    50,318    20,685    19,988     15,581      1,478
   JHVLICO Independence 2000
      No. of Units                  --        --        --   164,031   189,214   217,208   156,229   261,994    164,343        798

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year           --        --        --     12.41     12.16     11.23     10.57      9.60      10.00      10.00
   Value at End of Year             --        --        --     12.72     12.41     12.16     11.23     10.57       9.60      10.00
   JHLICO Independence Pref.
      No. of Units                  --        --        --    55,336    99,285    94,809    46,001    13,505         --         --
   JHVLICO Independence Pref.
      No. of Units                  --        --        --   219,931   270,208   303,056   119,193   149,804     38,332      4,781

CAPITAL APPRECIATION TRUST - NAV SHARES (units first credited 4-29-2006)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year        11.61     11.32        --        --        --        --        --        --         --         --
   Value at End of Year          12.79     11.61        --        --        --        --        --        --         --         --
   Independence No. of Units   329,823   363,972        --        --        --        --        --        --         --         --
   JHLICO Independence 2000
      No. of Units              82,429    96,865        --        --        --        --        --        --         --         --
   JHVLICO Independence 2000
      No. of Units             420,879   521,878        --        --        --        --        --        --         --         --

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year        11.49     11.21        --        --        --        --        --        --         --         --
   Value at End of Year          12.65     11.49        --        --        --        --        --        --         --         --
   JHLICO Independence Pref.
      No. of Units             159,544   188,543        --        --        --        --        --        --         --         --
   JHVLICO Independence Pref.
      No. of Units             436,827   515,370        --        --        --        --        --        --         --         --

EARNINGS GROWTH FUND (REPLACED BY LARGE CAP GROWTH TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-1996)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year           --        --        --     11.15      9.06     13.59     21.86     34.56      16.05      11.71
   Value at End of Year             --        --        --     11.29     11.15      9.06     13.59     21.86      34.56      16.05
   Independence No. of Units                  --        --   565,896   691,510   804,100 1,147,235 2,335,238  1,715,355    565,369
   JHLICO Independence 2000
      No. of Units                  --        --        --   124,816   143,139   156,037   198,920   414,785    260,156      3,766
   JHVLICO Independence 2000
      No. of Units                  --        --        --   783,102   928,435 1,069,199 1,330,021 2,753,129  1,966,520    523,041

Ind 2000 and Ind Pref

                                YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED
                              12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99   12/31/98
                             --------- --------- --------- --------- --------- --------- --------- --------- ---------- ----------
Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year           --        --        --     11.07      9.00     13.52     21.76     34.44     16.02       11.69
   Value at End of Year             --        --        --     11.19     11.07      9.00     13.52     21.76     34.44       16.02
   JHLICO Independence Pref.
      No. of Units                  --        --        --   272,736   370,037   416,462   533,563 1,110,238 1,001,995     637,578
   JHVLICO Independence Pref.
      No. of Units                            --        --   821,241 1,059,316 1,179,643 1,530,461 3,288,201 2,998,631   2,121,920

EQUITY INDEX FUND (REPLACED BY 500 INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited 5-01-1996)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year           --        --        --     16.91     13.35     17.43     20.08     22.41     18.77       14.82
   Value at End of Year             --        --        --     18.46     16.91     13.35     17.43     20.08     22.41       18.77
   Independence No. of Units        --        --        --   373,201   460,364   471,948   651,916 1,409,260 1,587,799   1,304,418
   JHLICO Independence 2000
      No. of Units                  --        --        --   173,208   191,358   202,894   227,458   404,557   312,480      23,459
   JHVLICO Independence 2000
      No. of Units                  --        --        --   795,296   868,771   997,033 1,206,898 2,921,390 2,413,276     751,303

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year           --        --        --     16.78     13.26     17.33     19.98     22.33     18.72       14.79
   Value at End of Year             --        --        --     18.30     16.78     13.26     17.33     19.98     22.33       18.72
   JHLICO Independence Pref.
      No. of Units                  --        --        --   363,178   405,776   464,009   573,145   998,270 1,067,064   1,002,128
   JHVLICO Independence Pref.
      No. of Units                  --        --        --   999,762 1,178,559 1,308,535 1,624,789 3,796,829 3,820,327   3,637,757

EQUITY-INCOME TRUST - NAV SHARES (units first credited 4-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year        25.24     21.50     20.96        --        --        --        --        --        --          --
   Value at End of Year          25.73     25.24     21.50        --        --        --        --        --        --          --
   Independence No. of Units   278,813   296,341   320,155        --        --        --        --        --        --          --
   JHLICO Independence 2000
      No. of Units              82,027   106,831   117,913        --        --        --        --        --        --          --
   JHVLICO Independence 2000
      No. of Units             397,807   515,927   691,609        --        --        --        --        --        --          --

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year        24.97     21.29     20.78        --        --        --        --        --        --          --
   Value at End of Year          25.43     24.97     21.29        --        --        --        --        --        --          --
   JHLICO Independence Pref.
      No. of Units             254,497   296,272   357,416        --        --        --        --        --        --          --
   JHVLICO Independence Pref.
      No. of Units             725,343   864,886 1,094,799        --        --        --        --        --        --          --

FUNDAMENTAL GROWTH FUND (MERGED INTO LARGE CAP GROWTH FUND EFF 11-1-04) - NAV SHARES (units first credited 5-01-2000)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year           --        --        --        --      4.13      6.00      8.98     10.00        --          --
   Value at End of Year             --        --        --        --      5.36      4.13      6.00      8.98        --          --
   Independence No. of Units        --        --        --        --    43,715    39,286    69,312   470,296        --          --
   JHLICO Independence 2000
      No. of Units                  --        --        --        --     9,326     8,492    11,002    20,448        --          --
   JHVLICO Independence 2000
      No. of Units                  --        --        --        --    46,170    39,100    57,077   314,959        --          --

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year           --        --        --        --      4.11      5.99      8.98     10.00        --          --
   Value at End of Year             --        --        --        --      5.34      4.11      5.99      8.98        --          --
   JHLICO Independence Pref.
      No. of Units                  --        --        --        --    12,196     8,255    18,015    76,198        --          --
   JHVLICO Independence Pref.
      No. of Units                  --        --        --        --    36,900    35,349    56,447   123,984        --          --

Ind 2000 and Ind Pref

                             YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                            ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED       ENDED      ENDED      ENDED
                           12/31/07  12/31/06  12/31/05  12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                          --------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
FUNDAMENTAL VALUE FUND (REPLACED BY EQUITY-INCOME TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2000)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year        --        --        --      10.68       8.41      10.33      11.26      10.00         --         --
   Value at End of Year          --        --        --      12.17      10.68       8.41      10.33      11.26         --         --
   Independence No. of
      Units                      --        --        --    218,530    250,646    298,831    397,189     14,423         --         --
   JHLICO Independence
      2000 No. of Units          --        --        --     44,506     47,457     51,193     61,123      4,960         --         --
   JHVLICO Independence
      2000 No. of Units          --        --        --    428,665    471,101    529,588    659,421     18,582         --         --

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year        --        --        --      10.64       8.39      10.31      11.26      10.00         --         --
   Value at End of Year          --        --        --      12.12      10.64       8.39      10.31      11.26         --         --
   JHLICO Independence
      Pref. No. of Units         --        --        --    227,936    261,401    295,984    366,924      3,218         --         --
   JHVLICO Independence
      Pref. No. of Units         --        --        --    813,397    948,580  1,078,203  1,406,217     12,889         --         --

FUNDAMENTAL VALUE FUND B (FORMERLY LARGE CAP VALUE CORE SM) (MERGED INTO FUNDAMENTAL VALUE FUND EFF 11-1-04 - NAV SHARES (units first credited 5-01-2000)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year        --        --        --         --       7.98       9.90      10.54      10.00         --         --
   Value at End of Year          --        --        --         --      10.14       7.98       9.90      10.54         --         --
   Independence No. of
      Units                      --        --        --         --     13,009     13,644      4,675        601         --         --
   JHLICO Independence
      2000 No. of Units          --        --        --         --      1,197      3,587      2,767        961         --         --
   JHVLICO Independence
      2000 No. of Units          --        --        --         --     32,380     27,648     34,059     10,918         --         --

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year        --        --        --         --       7.96       9.88      10.53      10.00         --         --
   Value at End of Year          --        --        --         --      10.11       7.96       9.88      10.53         --         --
   JHLICO Independence
      Pref. No. of Units         --        --        --         --     14,101     10,460      1,653      6,443         --         --
   JHVLICO Independence
      Pref. No. of Units         --        --        --         --     35,635     27,538     34,336      9,704         --         --

GLOBAL BOND FUND (REPLACED BY GLOBAL BOND TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-1996)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year        --        --        --      16.97      14.85      12.67      13.04      11.80      12.24      11.37
   Value at End of Year          --        --        --      18.52      16.97      14.85      12.67      13.04      11.80      12.24
   Independence No. of
      Units                      --        --        --    167,599    195,944    192,906    116,405    261,366    339,429    601,162
   JHLICO Independence
      2000 No. of Units          --        --        --     28,170     30,545     33,889     27,900     72,598     61,087     15,813
   JHVLICO Independence
      2000 No. of Units          --        --        --    279,095    333,865    385,090    409,423  1,081,862  1,376,775    797,395

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year        --        --        --      16.84      14.75      12.60      12.98      11.76      12.20      11.35
   Value at End of Year          --        --        --      18.36      16.84      14.75      12.60      12.98      11.76      12.20
   JHLICO Independence
      Pref. No. of Units         --        --        --    147,938    174,600    180,218    187,853    391,188    434,233    456,330
   JHVLICO Independence
      Pref. No. of Units                             --    495,548    607,809    663,073    698,809  1,617,495  1,939,274  2,327,990

GLOBAL BOND TRUST - NAV SHARES (units first credited 4-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year     17.58     16.93     12.50         --         --         --         --         --         --         --
   Value at End of Year       19.00     17.58     16.93         --         --         --         --         --         --         --
   Independence No. of
      Units                  85,765   108,174   143,651         --         --         --         --         --         --         --
   JHLICO Independence
      2000 No. of Units      19,635    24,266    24,188         --         --         --         --         --         --         --
   JHVLICO Independence
      2000 No. of Units     133,117   167,053   237,956         --         --         --         --         --         --         --

Ind 2000 and Ind Pref

                             YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                            ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED       ENDED      ENDED      ENDED
                           12/31/07  12/31/06  12/31/05  12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                          --------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year     17.39     16.77     12.50         --         --         --         --         --         --         --
   Value at End of Year       18.78     17.39     16.77         --         --         --         --         --         --         --
   JHLICO Independence
      Pref. No. of Units     77,252    94,107   125,076         --         --         --         --         --         --         --
   JHVLICO Independence
      Pref. No. of Units    205,382   266,663   344,812         --         --         --         --         --         --         --

GROWTH & INCOME FUND (MERGED INTO GROWTH & INCOME TRUST II EFF 4-29-05)(NOW GOWTH & INCOME TRUST) - NAV SHARES (units first credited 3-29-1986)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year        --        --        --      28.52      23.26      30.31      36.35      42.42      37.01      28.81
   Value at End of Year          --        --        --      31.20      28.52      23.26      30.31      36.35      42.42      37.01
   Independence No. of
      Units                      --        --        --  4,586,862  5,277,429  6,171,766  7,931,582 13,583,455 16,490,810 18,399,870
   JHLICO Independence
      2000 No. of Units          --        --        --    169,699    197,751    218,850    251,123    430,041    323,946     55,988
   JHVLICO Independence
      2000 No. of Units          --        --        --  1,159,009  1,332,346  1,514,837  1,883,304  3,992,270  3,730,417  1,505,823

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year        --        --        --      19.42      15.86      20.68      24.83      29.01      25.34      19.75
   Value at End of Year          --        --        --      21.23      19.42      15.86      20.68      24.83      29.01      25.34
   JHLICO Independence
      Pref. No. of Units         --        --        --  1,573,678  1,829,733  2,170,227  2,666,992  4,980,664  5,623,470  6,027,797
   JHVLICO Independence
      Pref. No. of Units         --        --        --  4,235,361  5,023,796  5,789,629  7,086,598 14,285,338 15,929,656 16,623,489

GROWTH & INCOME TRUST (FORMERLY GROWTH & INCOME TRUST II) - NAV SHARES (units first credited4-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year     37.27     33.53     31.20         --         --         --         --         --         --         --
   Value at End of Year       38.25     37.27     33.53         --         --         --         --         --         --         --
   Independence No. of
      Units               2,946,502 3,474,395 4,010,915         --         --         --         --         --         --         --
   JHLICO Independence
      2000 No. of Units     106,034   133,277   158,740         --         --         --         --         --         --         --
   JHVLICO Independence
      2000 No. of Units     583,245   774,573   979,581         --         --         --         --         --         --         --

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year     25.31     22.79     21.23         --         --         --         --         --         --         --
   Value at End of Year       25.95     25.31     22.79         --         --         --         --         --         --         --
   JHLICO Independence
      Pref. No. of Units    953,879 1,115,484 1,350,318         --         --         --         --         --         --         --
   JHVLICO Independence
      Pref. No. of Units  2,240,863 2,796,382 3,479,427         --         --         --         --         --         --         --

HIGH YIELD BOND FUND (REPLACED BY HIGH YIELD TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-1998)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year        --        --        --       9.82       8.55       9.08       9.01      10.25       9.89      10.00
   Value at End of Year          --        --        --      10.47       9.82       8.55       9.08       9.01      10.25       9.89
   Independence No. of
      Units                      --        --        --     67,735     71,438     51,971     69,608     56,112     56,202     21,222
   JHLICO Independence
      2000 No. of Units          --        --        --     16,959     40,439     39,307     38,967     29,681     18,159      1,512
   JHVLICO Independence
      2000 No. of Units          --        --        --    128,233    142,125    136,663    149,582    304,577    204,299     16,441

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year        --        --        --       9.77       8.51       9.05       9.00      10.24       9.89      10.00
   Value at End of Year          --        --        --      10.41       9.77       8.51       9.05       9.00      10.24       9.89
   JHLICO Independence
      Pref. No. of Units         --        --        --     27,566     43,278     20,046     19,143     23,049     28,686      1,160
   JHVLICO Independence
      Pref. No. of Units         --        --        --     92,184    129,409    108,813     99,742    108,065     65,907     11,612

Ind 2000 and Ind Pref

                             YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                            ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED       ENDED      ENDED      ENDED
                           12/31/07  12/31/06  12/31/05  12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                          --------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
HIGH YIELD TRUST - NAV SHARES (units first credited 4-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year     11.68     10.72     10.47         --         --         --         --         --         --         --
   Value at End of Year       11.71     11.68     10.72         --         --         --         --         --         --         --
   Independence No. of
      Units                  50,000    49,424    54,549         --         --         --         --         --         --         --
   JHLICO Independence
      2000 No. of Units      12,821    19,315    18,783         --         --         --         --         --         --         --
   JHVLICO Independence
      2000 No. of Units      54,168    85,585   109,638         --         --         --         --         --         --         --

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year     11.59     10.65     10.41         --         --         --         --         --         --         --
   Value at End of Year       11.60     11.59     10.65         --         --         --         --         --         --         --
   JHLICO Independence
      Pref. No. of Units     19,107    17,576    27,146         --         --         --         --         --         --         --
   JHVLICO Independence
      Pref. No. of Units     47,698    59,320    72,262         --         --         --         --         --         --         --

INTERNATIONAL EQUITY INDEX FUND (REPLACED BY INTERNATIONAL EQUITY INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited
5-01-1989)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year        --        --        --      15.55      11.10      13.28      16.89      20.74      16.07      13.49
   Value at End of Year          --        --        --      18.43      15.55      11.10      13.28      16.89      20.74      16.07
   Independence No. of
      Units                      --        --        --    890,596    991,351  1,140,980  1,507,654  2,527,973  2,919,820  3,325,675
   JHLICO Independence
      2000 No. of Units          --        --        --     39,899     26,773     27,253     31,326     61,599     33,821      1,159
   JHVLICO Independence
      2000 No. of Units          --        --        --    120,451    130,170    148,251    188,613    434,647    369,879    147,513

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year        --        --        --      12.79       9.15      10.95      13.94      17.14      13.29      11.17
   Value at End of Year          --        --        --      15.15      12.79       9.15      10.95      13.94      17.14      13.29
   JHLICO Independence
      Pref. No. of Units         --        --        --    191,611    219,359    252,213    304,427    546,791    586,597    596,746
   JHVLICO Independence
      Pref. No. of Units         --        --        --    429,859    511,652    588,940    706,782      4,338  1,704,027  1,463,435

INTERNATIONAL EQUITY INDEX TRUST B - NAV SHARES (units first credited 4-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year     26.62     21.24     18.43         --         --         --         --         --         --         --
   Value at End of Year       30.41     26.62     21.24         --         --         --         --         --         --         --
   Independence No. of
      Units                 710,892   763,533   821,568         --         --         --         --         --         --         --
   JHLICO Independence
      2000 No. of Units      27,615    32,401    37,548         --         --         --         --         --         --         --
   JHVLICO Independence
      2000 No. of Units     111,144   120,807   119,244         --         --         --         --         --         --         --

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year     21.84     17.44     15.15         --         --         --         --         --         --         --
   Value at End of Year       24.92     21.84     17.44         --         --         --         --         --         --         --
   JHLICO Independence
      Pref. No. of Units    137,243   152,339   181,844         --         --         --         --         --         --         --
   JHVLICO Independence
      Pref. No. of Units    277,651   327,849   384,124         --         --         --         --         --         --         --

INTERNATIONAL OPPORTUNITIES TRUST - NAV SHARES (units first credited 5-01-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year        --        --     12.50         --         --         --         --         --         --         --
   Value at End of Year          --        --     10.61         --         --         --         --         --         --         --
   JHVLICO Independence
      2000 No. of Units          --        --       389         --         --         --         --         --         --         --

Ind 2000 and Ind Pref

                             YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                            ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED       ENDED      ENDED      ENDED
                           12/31/07  12/31/06  12/31/05  12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                          --------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
LARGE CAP GROWTH FUND (REPLACED BY BLUE CHIP GROWTH TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-1998)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year        --        --        --      28.33      22.87      32.14      39.52      48.81      39.90      29.00
   Value at End of Year          --        --        --      29.15      28.33      22.87      32.14      39.52      48.81      39.90
   Independence No. of
      Units                      --        --        --  2,037,913  2,360,489  2,758,420  3,576,328  6,100,361  7,030,041  7,738,477
   JHLICO Independence
      2000 No. of Units          --        --        --     94,954    107,188    116,774    148,647    248,819    144,371     16,972
   JHVLICO Independence
      2000 No. of Units          --        --        --    597,703    676,745    772,511    988,348  2,235,721  1,751,789    610,045

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year        --        --        --      18.64      15.07      21.19      26.09      32.25      26.39      19.20
   Value at End of Year          --        --        --      19.16      18.64      15.07      21.19      26.09      32.25      26.39
   JHLICO Independence
      Pref. No. of Units         --        --        --    719,032    850,816    955,843  1,195,142  2,203,127  2,259,553  2,363,780
   JHVLICO Independence
      Pref. No. of Units                             --  1,628,190  1,990,917  2,301,243  2,848,995  5,830,378  5,833,331  5,998,713

LARGE CAP GROWTH FUND B (FORMERLY LARGE CAP AGGRESSIVE GROWTH FUND) (MERGED INTO LARGE CAP GROWTH FUND EFF 11-1-04) - NAV SHARES
(units first credited 5-01-2000)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year        --        --        --         --       4.45       6.58       7.82      10.00         --         --
   Value at End of Year          --        --        --         --       5.78       4.45       6.58       7.82         --         --
   Independence No. of
      Units                      --        --        --         --     15,240     18,296     29,272     32,531         --         --
   JHLICO Independence
      2000 No. of Units          --        --        --         --     12,182      8,626      7,805      3,649         --         --
   JHVLICO Independence
      2000 No. of Units          --        --        --         --     24,738     25,254     28,678     87,435         --         --

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year        --        --        --         --       4.44       6.57       7.82      10.00         --         --
   Value at End of Year          --        --        --         --       5.76       4.44       6.57       7.82         --         --
   JHLICO Independence
      Pref. No. of Units         --        --        --         --      2,232      3,305      4,226      5,560         --         --
   JHVLICO Independence
      Pref. No. of Units         --        --        --         --     30,537     18,977     11,861     24,225         --         --

LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - NAV SHARES (units first credited 4-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year        --        --     11.29         --         --         --         --         --         --         --
   Value at End of Year          --        --     11.32         --         --         --         --         --         --         --
   Independence No. of
      Units                      --        --   438,949         --         --         --         --         --         --         --
   JHLICO Independence
      2000 No. of Units          --        --   112,275         --         --         --         --         --         --         --
   JHVLICO Independence
      2000 No. of Units          --        --   635,218         --         --         --         --         --         --         --

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year        --        --     11.19         --         --         --         --         --         --         --
   Value at End of Year          --        --     11.21         --         --         --         --         --         --         --
   JHLICO Independence
      Pref. No. of Units         --        --   221,305         --         --         --         --         --         --         --
   JHVLICO Independence
      Pref. No. of Units         --        --   654,872         --         --         --         --         --         --         --

LARGE CAP VALUE FUND (REPLACED BY EQUITY-INCOME TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-1998)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year        --        --        --      18.49      14.94      17.46      17.49      15.70      15.41      14.31
   Value at End of Year          --        --        --      20.96      18.49      14.94      17.46      17.49      15.70      15.41
   Independence No. of
      Units                      --        --        --    247,161    249,429    285,116    355,602    586,119    566,333    603,506
   JHLICO Independence
      2000 No. of Units          --        --        --    101,874    109,610    106,977    124,058    189,483    117,471     15,404
   JHVLICO Independence
      2000 No. of Units          --        --        --    575,325    637,608    742,041    868,336  1,646,147  1,452,518    719,821

Ind 2000 and Ind Pref

                             YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                            ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED       ENDED      ENDED      ENDED
                           12/31/07  12/31/06  12/31/05  12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                          --------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year        --        --        --      18.34      14.84      17.36      17.41      15.64      15.37      14.28
   Value at End of Year          --        --        --      20.78      18.34      14.84      17.36      17.41      15.64      15.37
   JHLICO Independence
      Pref. No. of Units         --        --        --    287,704    366,383    391,540    483,999    771,609    831,061    902,022
   JHVLICO Independence
      Pref. No. of Units         --        --        --    846,277  1,014,289  1,151,971  1,389,987  2,514,425  2,783,154  3,121,477

LARGE MID CAP VALUE TRUST - NAV SHARES (units first credited 5-01-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year        --        --     12.50         --         --         --         --         --         --         --
   Value at End of Year          --        --     15.76         --         --         --         --         --         --         --
   JHVLICO Independence
      2000 No. of Units          --        --       845         --         --         --         --         --         --         --

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year        --        --     12.50         --         --         --         --         --         --         --
   Value at End of Year          --        --     15.67         --         --         --         --         --         --         --
   JHLICO Independence
      Pref. No. of Units         --        --       259         --         --         --         --         --         --         --

MANAGED FUND (MERGED INTO MANAGED TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-1998)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year        --        --        --      26.52      22.60      26.41      27.57      27.95      25.98      21.88
   Value at End of Year          --        --        --      28.29      26.52      22.60      26.41      27.57      27.95      25.98
   Independence No. of
      Units                      --        --        -- 11,276,519 13,097,870 15,518,071 19,809,529 36,622,091 45,116,830 41,298,898
   JHLICO Independence
      2000 No. of Units          --        --        --    239,192    264,822    288,027    347,523    673,689    566,187     99,614
   JHVLICO Independence
      2000 No. of Units          --        --        --  1,823,078  2,093,425  2,404,187  2,986,210  7,003,991  6,518,050  2,360,737

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year        --        --        --      19.02      16.23      18.98      19.38      20.13      18.73      15.79
   Value at End of Year          --        --        --      20.27      19.02      16.23      18.98      19.38      20.13      18.73
   JHLICO Independence
      Pref. No. of Units         --        --        --  2,219,209  2,526,193  3,068,123  3,831,926  7,322,485  8,401,827  8,933,179
   JHVLICO Independence
      Pref. No. of Units         --        --        --  5,075,554  6,031,356  7,183,284  9,116,538 19,963,905 22,727,267 23,584,757

MANAGED TRUST - NAV SHARES (units first credited 4-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year     30.37     28.65     27.69         --         --         --         --         --         --         --
   Value at End of Year       30.53     30.37     28.65         --         --         --         --         --         --         --
   Independence No. of
      Units               7,111,650 8,266,576 9,802,382         --         --         --         --         --         --         --
   JHLICO Independence
      2000 No. of Units     115,824   154,172   207,369         --         --         --         --         --         --         --
   JHVLICO Independence
      2000 No. of Units     865,461 1,119,191 1,507,743         --         --         --         --         --         --         --

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year     21.72     20.51     19.83         --         --         --         --         --         --         --
   Value at End of Year       21.81     21.72     20.51         --         --         --         --         --         --         --
   JHLICO Independence
      Pref. No. of Units  1,164,431 1,397,782 1,837,557         --         --         --         --         --         --         --
   JHVLICO Independence
      Pref. No. of Units  2,603,525 3,273,666 4,112,133         --         --         --         --         --         --         --

Ind 2000 and Ind Pref

                             YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                            ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED       ENDED      ENDED      ENDED
                           12/31/07  12/31/06  12/31/05  12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                          --------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
MID CAP GROWTH FUND (REPLACED BY MID CAP STOCK TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-1998)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year        --        --        --      23.16      15.99      20.57      20.28      18.83      18.16      17.43
   Value at End of Year          --        --        --      25.51      23.16      15.99      20.57      20.28      18.83      18.16
   Independence No. of
      Units                      --        --        --    342,864    403,648    440,859    559,044    954,982  1,174,407  1,616,390
   JHLICO Independence
      2000 No. of Units          --        --        --     12,422     12,055     11,252     11,348     36,475      7,146        150
   JHVLICO Independence
      2000 No. of Units          --        --        --     90,330    118,316     75,828     94,205    184,427    136,721     67,121

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year        --        --        --      22.98      15.89      20.45      20.18      18.75      18.11      17.40
   Value at End of Year          --        --        --      25.28      22.98      15.89      20.45      20.18      18.75      18.11
   JHLICO Independence
      Pref. No. of Units         --        --        --    418,041    497,988    575,858    696,377  1,185,286  1,308,539    637,578
   JHVLICO Independence
      Pref. No. of Units         --        --        --    915,254  1,068,470  1,211,896  1,419,284  2,525,196  2,890,485  3,371,066

MID CAP STOCK TRUST - NAV SHARES (units first credited 4-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year     33.22     29.64     25.51         --         --         --         --         --         --         --
   Value at End of Year       40.49     33.22     29.64         --         --         --         --         --         --         --
   Independence No. of
      Units                 250,854   268,903   301,613         --         --         --         --         --         --         --
   JHLICO Independence
      2000 No. of Units       7,628     8,462    11,525         --         --         --         --         --         --         --
   JHVLICO Independence
      2000 No. of Units      52,291    62,360    75,084         --         --         --         --         --         --         --

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year     32.87     29.35     25.28         --         --         --         --         --         --         --
   Value at End of Year       40.02     32.87     29.35         --         --         --         --         --         --         --
   JHLICO Independence
      Pref. No. of Units    259,642   299,715   355,047         --         --         --         --         --         --         --
   JHVLICO Independence
      Pref. No. of Units    562,655   683,924   790,124         --         --         --         --         --         --         --

MID CAP VALUE B FUND (FORMERLY SMALL/MIDCAP CORE FUND) (MERGED INTO MID VALUE TRUST EFF 4-29-05) - NAV SHARES (units first credited
5-01-1998)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year        --        --        --      15.57      10.87      13.00      13.12      12.71      10.70      10.00
   Value at End of Year          --        --        --      18.23      15.57      10.87      13.00      13.12      12.71      10.70
   Independence No. of
      Units                      --        --        --     44,138     25,177     29,045     28,035    102,130     10,709      2,228
   JHLICO Independence
      2000 No. of Units          --        --        --     17,920     17,320     14,615     16,757     30,183     10,349        613
   JHVLICO Independence
      2000 No. of Units          --        --        --     86,925     88,445     83,686     74,700    162,803     50,818      6,144

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year        --        --        --      15.49      10.83      12.96      13.09      12.70      10.69      10.00
   Value at End of Year          --        --        --      18.12      15.49      10.83      12.96      13.09      12.70      10.69
   JHLICO Independence
      Pref. No. of Units         --        --        --     18,719     25,310     15,841      5,949     29,315      5,792         --
   JHVLICO Independence
      Pref. No. of Units         --        --        --     80,218     73,479     63,473     33,857     69,402      8,037         13

Ind 2000 and Ind Pref

                                YEAR     YEAR     YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED    ENDED    ENDED    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                              12/31/07 12/31/06 12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                              -------- -------- -------- --------- --------- --------- --------- --------- --------- ---------
MID VALUE TRUST - NAV SHARES (units first credited 4-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year        22.90    19.30    18.23        --        --        --        --        --        --        --
   Value at End of Year          22.70    22.90    19.30        --        --        --        --        --        --        --
   Independence No. of Units    43,743   50,271   49,851        --        --        --        --        --        --        --
   JHLICO Independence 2000
      No. of Units              10,515   11,013   16,899        --        --        --        --        --        --        --
   JHVLICO Independence 2000
      No. of Units              55,393   72,070   86,288        --        --        --        --        --        --        --

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year        22.72    19.16    18.12        --        --        --        --        --        --        --
   Value at End of Year          22.50    22.72    19.16        --        --        --        --        --        --        --
   JHLICO Independence Pref.
      No. of Units              20,324   21,579   21,079        --        --        --        --        --        --        --
   JHVLICO Independence Pref.
      No. of Units              48,259   61,816   67,082        --        --        --        --        --        --        --

MONEY MARKET FUND (REPLACED BY MONEY MARKET TRUST B EFF 4-29-05) - NAV SHARES (units first credited 5-01-1996)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year           --       --       --     14.88     14.95     14.94     14.58     13.91     13.42     12.91
   Value at End of Year             --       --       --     14.84     14.88     14.95     14.94     14.58     13.91     13.42
   Independence No. of Units        --       --       -- 1,014,707 1,400,335 2,009,235 2,244,482 3,153,144 5,546,414 4,372,907
   JHLICO Independence 2000
      No. of Units                  --       --       --   113,508   156,724   200,149   318,320   451,350   466,032    92,488
   JHVLICO Independence 2000
      No. of Units                  --       --       --   630,501   863,744 1,334,727 1,508,138 3,292,119 5,228,107 1,976,595

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year           --       --       --     12.85     12.93     12.93     12.63     12.06     11.65     11.22
   Value at End of Year             --       --       --     12.80     12.85     12.93     12.93     12.63     12.06     11.65
   JHLICO Independence Pref.
      No. of Units                  --       --       --   356,189   545,660   812,910   788,531 1,258,472 1,457,015 1,269,375
   JHVLICO Independence Pref.
      No. of Units                  --       --       -- 1,133,136 1,664,927 2,546,968 2,479,523 3,823,247 5,770,707 4,529,599

MONEY MARKET TRUST B - NAV SHARES (units first credited 4-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year        15.55    15.06    14.84        --        --        --        --        --        --        --
   Value at End of Year          16.08    15.55    15.06        --        --        --        --        --        --        --
   Independence No. of Units   677,822  748,782  770,370        --        --        --        --        --        --        --
   JHLICO Independence 2000
      No. of Units              48,035   72,712   72,158        --        --        --        --        --        --        --
   JHVLICO Independence 2000
      No. of Units             323,625  383,890  461,811        --        --        --        --        --        --        --

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year        13.39    12.98    12.80        --        --        --        --        --        --        --
   Value at End of Year          13.83    13.39    12.98        --        --        --        --        --        --        --
   JHLICO Independence Pref.
      No. of Units             238,794  260,318  297,610        --        --        --        --        --        --        --
   JHVLICO Independence Pref.
      No. of Units             589,702  645,439  796,818        --        --        --        --        --        --        --

OVERSEAS EQUITY B FUND (FORMERLY INTERNATIONAL OPPORTUNITIES FUND)(MERGED INTO OVERSEAS EQUITY TRUST EFF. 04-29-05) - NAV SHARES
(units first credited 5-01-1996)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year           --       --       --     10.87      8.33     10.32     13.24     16.05     12.15     10.63
   Value at End of Year             --       --       --     11.90     10.87      8.33     10.32     13.24     16.05     12.15
   Independence No. of Units        --       --       --   351,741   124,638   151,339   191,942   485,112   319,153   331,522
   JHLICO Independence 2000
      No. of Units                  --       --       --    66,621    21,118    20,970    35,103    69,060    14,689       515
   JHVLICO Independence 2000
      No. of Units                  --       --       --   380,127   181,416   196,617   238,488   516,264   200,762   102,682

Ind 2000 and Ind Pref

                                YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR      YEAR     YEAR     YEAR
                                ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED     ENDED    ENDED
                              12/31/07 12/31/06 12/31/05 12/31/04 12/31/03 12/31/02 12/31/01  12/31/00 12/31/99 12/31/98
                              -------- -------- -------- -------- -------- -------- -------- --------- -------- --------
Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year           --       --       --    10.78     8.27    10.27    13.18     16.00    12.12    10.61
   Value at End of Year             --       --       --    11.79    10.78     8.27    10.27     13.18    16.00    12.12
   JHLICO Independence Pref.
      No. of Units                  --       --       --  197,392  118,334  135,646  156,644   323,830  262,343  265,215
   JHVLICO Independence Pref.
      No. of Units                  --       --       --  558,721  318,661  359,393  471,533 1,015,402  891,023  926,001

OVERSEAS EQUITY C FUND (FORMERLY EMERGING MARKETS EQUITY)(MERGED INTO OVERSEAS EQUITY B FUND EFF 11-1-04) - NAV SHARES
(units first credited 5-01-1998)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year           --       --       --       --     8.57     9.31     9.80     16.57     9.27    10.00
   Value at End of Year             --       --       --       --    13.25     8.57     9.31      9.80    16.57     9.27
   Independence No. of Units        --       --       --       --  151,584  146,543  164,446   346,863  184,714      344
   JHLICO Independence 2000
      No. of Units                  --       --       --       --   24,202   29,192   30,067    46,749   45,819       --
   JHVLICO Independence 2000
      No. of Units                  --       --       --       --  146,231  149,874  160,792   357,342  176,041      250

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year           --       --       --       --     8.53     9.28     9.78     16.55     9.27    10.00
   Value at End of Year             --       --       --       --    13.19     8.53     9.28      9.78    16.55     9.27
   JHLICO Independence Pref.
      No. of Units                  --       --       --       --   60,830   61,498   63,149   112,128  153,955       --
   JHVLICO Independence Pref.
      No. of Units                  --       --       --       --  117,346  115,849  119,240   348,611  135,743       --

OVERSEAS EQUITY FUND (MERGED INTO OVERSEAS EQUITY B FUND EFFECTIVE 11-1-2004) - NAV SHARES (units first credited
5-01-1998)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year           --       --       --       --     9.86    10.67    11.57     12.91    12.45    10.70
   Value at End of Year             --       --       --       --    13.60     9.86    10.67     11.57    12.91    12.45
   Independence No. of Units        --       --       --       --   38,138   29,151   33,294    67,637   96,279  120,080
   JHLICO Independence 2000
      No. of Units                  --       --       --       --   11,951   13,439   11,065    26,549   14,652    1,412
   JHVLICO Independence 2000
      No. of Units                  --       --       --       --   50,135   46,507   59,354   173,320  152,750   73,871

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year           --       --       --       --     9.80    10.61    11.52     12.86    12.42    10.68
   Value at End of Year             --       --       --       --    13.49     9.80    10.61     11.52    12.86    12.42
   JHLICO Independence Pref.
      No. of Units                  --       --       --       --   40,657   43,477   41,598    96,918  108,097  133,131
   JHVLICO Independence Pref.
      No. of Units                  --       --       --       --  141,164  146,903  171,010   436,479  504,567  575,695

OVERSEAS EQUITY TRUST - NAV SHARES (units first credited 4-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year        16.40    13.89    11.90       --       --       --       --        --       --       --
   Value at End of Year          18.20    16.40    13.89       --       --       --       --        --       --       --
   Independence No. of Units   241,623  263,944  273,867       --       --       --       --        --       --       --
   JHLICO Independence 2000
      No. of Units              46,395   52,891   55,403       --       --       --       --        --       --       --
   JHVLICO Independence 2000
      No. of Units             221,725  262,741  319,573       --       --       --       --        --       --       --

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year        16.23    13.76    11.79       --       --       --       --        --       --       --
   Value at End of Year          17.99    16.23    13.76       --       --       --       --        --       --       --
   JHLICO Independence Pref.
      No. of Units             117,487  128,193  159,078       --       --       --       --        --       --       --
   JHVLICO Independence Pref.
      No. of Units             310,553  375,216  458,016       --       --       --       --        --       --       --

Ind 2000 and Ind Pref

                                YEAR     YEAR     YEAR     YEAR     YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED    ENDED    ENDED    ENDED    ENDED    ENDED     ENDED     ENDED     ENDED     ENDED
                              12/31/07 12/31/06 12/31/05 12/31/04 12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                              -------- -------- -------- -------- -------- --------- --------- --------- --------- --------
REAL ESTATE EQUITY FUND (REPLACED BY REAL ESTATE SECURITIES TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-1998)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year           --       --       --    36.76    27.23     27.25     26.13     20.03     20.66     25.16
   Value at End of Year             --       --       --    49.48    36.76     27.23     27.25     26.13     20.03     20.66
   Independence No. of Units        --       --       --  796,534  912,023 1,029,603 1,215,024 1,862,678 2,279,947 3,050,997
   JHLICO Independence 2000
      No. of Units                  --       --       --   14,053   13,341    12,371     8,956    15,677     5,663       771
   JHVLICO Independence 2000
      No. of Units                  --       --       --   95,099   82,018    81,715    67,513   158,956    67,262    39,674

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year           --       --       --    24.93    18.49     18.52     17.78     13.64     14.08     17.16
   Value at End of Year             --       --       --    33.53    24.93     18.49     18.52     17.78     13.64     14.08
   JHLICO Independence Pref.
      No. of Units                  --       --       --  119,084  136,839   153,097   163,329   316,438   315,298   414,215
   JHVLICO Independence Pref.
      No. of Units                                    --  401,143  453,810   502,926   557,490   937,972 1,039,395 1,376,429

REAL ESTATE SECURITIES TRUST - NAV SHARES (units first credited 4-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year        74.65    54.79    49.48       --       --        --        --        --        --        --
   Value at End of Year          62.16    74.65    54.79       --       --        --        --        --        --        --
   Independence No. of Units   492,176  607,764  693,778       --       --        --        --        --        --        --
   JHLICO Independence 2000
      No. of Units               9,363   11,994   14,262       --       --        --        --        --        --        --
   JHVLICO Independence 2000
      No. of Units              41,386   65,056   77,582       --       --        --        --        --        --        --

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year        50.48    37.09    33.53       --       --        --        --        --        --        --
   Value at End of Year          41.99    50.48    37.09       --       --        --        --        --        --        --
   JHLICO Independence Pref.
      No. of Units              69,142   89,284  106,754       --       --        --        --        --        --        --
   JHVLICO Independence Pref.
      No. of Units             224,654  278,606  339,595       --       --        --        --        --        --        --

SHORT-TERM BOND FUND (MERGED INTO SHORT-TERM BOND TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-1998)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year           --       --       --    14.84    14.64     14.05     13.18     12.38     12.19     11.68
   Value at End of Year             --       --       --    14.84    14.84     14.64     14.05     13.18     12.38     12.19
   Independence No. of Units        --       --       --  234,407  253,982   315,638   258,701   389,910   730,824   870,737
   JHLICO Independence 2000
      No. of Units                  --       --       --   46,435   51,380    55,027    48,554   107,398   102,301    11,992
   JHVLICO Independence 2000
      No. of Units                  --       --       --  259,370  293,615   356,920   372,322   966,106   891,804   409,683

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year           --       --       --    14.72    14.54     13.97     13.12     12.33     12.16     11.66
   Value at End of Year             --       --       --    14.71    14.72     14.54     13.97     13.12     12.33     12.16
   JHLICO Independence Pref.
      No. of Units                  --       --       --  231,335  295,466   378,379   330,109   523,765   639,137   799,394
   JHVLICO Independence Pref.
      No. of Units                  --       --       --  495,180  608,847   704,321   701,120 1,431,005 1,597,049 1,965,016

SHORT-TERM BOND TRUST - NAV SHARES (units first credited 4-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year        15.41    14.95    14.84       --       --        --        --        --        --        --
   Value at End of Year          15.69    15.41    14.95       --       --        --        --        --        --        --
   Independence No. of Units   105,861  127,328  200,442       --       --        --        --        --        --        --
   JHLICO Independence 2000
      No. of Units              29,364   37,329   38,420       --       --        --        --        --        --        --
   JHVLICO Independence 2000
      No. of Units             118,501  163,883  229,836       --       --        --        --        --        --        --

Ind 2000 and Ind Pref

                                YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                               ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED
                              12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99   12/31/98
                             --------- --------- --------- --------- --------- --------- --------- --------- ---------- ----------
Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year        15.25     14.80     14.71        --        --        --        --        --         --         --
   Value at End of Year          15.51     15.25     14.80        --        --        --        --        --         --         --
   JHLICO Independence Pref.
      No. of Units             104,718   119,485   178,020        --        --        --        --        --         --         --
   JHVLICO Independence Pref.
      No. of Units             237,428   292,637   372,949        --        --        --        --        --         --         --

SMALL CAP EMERGING GROWTH FUND (MERGED INTO SMALL CAP GROWTH TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-1998)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year           --        --        --     10.59      7.22     10.19     10.74     11.96      12.56      13.54
   Value at End of Year             --        --        --     11.43     10.59      7.22     10.19     10.74      11.96      12.56
   Independence No. of Units        --        --        --   546,077   154,606   157,918   199,931   378,428    474,891    577,049
   JHLICO Independence 2000
      No. of Units                  --        --        --   114,791    29,328    30,661    35,240    57,733     25,866      2,979
   JHVLICO Independence 2000
      No. of Units                  --        --        --   743,476   257,058   283,371   345,089   615,112    473,719    279,710

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year           --        --        --     10.51      7.17     10.14     10.69     10.00      12.53      13.52
   Value at End of Year             --        --        --     11.33     10.51      7.17     10.14     10.69      11.92      12.53
   JHLICO Independence Pref.
      No. of Units                  --        --        --   373,202   149,292   146,127   181,647   285,476         --         --
   JHVLICO Independence Pref.
      No. of Units                  --        --        -- 1,103,156   432,491   478,357   588,512 1,148,247  1,299,643  1,605,546

SMALL CAP GROWTH FUND (MERGED INTO SMALL CAP EMERGING GROWTH FUND EFF 11-01-04) - NAV SHARES (units first credited 5-01-1998)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year           --        --        --        --      9.72     14.06     16.32     21.07      12.54      11.11
   Value at End of Year             --        --        --        --     12.25      9.72     14.06     16.32      21.07      12.54
   Independence No. of Units        --        --        --        --   445,109   499,839   694,748 1,599,750    976,604    759,660
   JHLICO Independence 2000
      No. of Units                  --        --        --        --    78,552    83,937   111,733   237,645    103,234      4,648
   JHVLICO Independence 2000
      No. of Units                  --        --        --        --   545,930   639,644   806,296 1,768,160    948,799    364,599

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year           --        --        --        --      9.65     13.99     16.25     20.99     12.51       11.09
   Value at End of Year             --        --        --        --     12.16      9.65     13.99     16.25     20.99       12.51
   JHLICO Independence Pref.
      No. of Units                  --        --        --        --   279,531   286,656   385,307   880,918   624,592     479,823
   JHVLICO Independence Pref.
      No. of Units                  --        --        --        --   793,470   886,229 1,089,883 2,498,801 2,069,208  19,911,189

SMALL CAP GROWTH TRUST - NAV SHARES (units first credited 4-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year        14.80     13.23     12.11        --        --        --        --        --         --         --
   Value at End of Year          16.64     14.80     13.23        --        --        --        --        --         --         --
   Independence No. of Units   322,790   371,281   425,081        --        --        --        --        --         --         --
   JHLICO Independence 2000
      No. of Units              70,312    89,172   100,131        --        --        --        --        --         --         --
   JHVLICO Independence 2000
      No. of Units             404,284   504,084   615,936        --        --        --        --        --         --         --

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year        14.64     13.10     12.01        --        --        --        --        --         --         --
   Value at End of Year          16.44     14.64     13.10        --        --        --        --        --         --         --
   JHLICO Independence Pref.
      No. of Units             228,216   259,909   307,214        --        --        --        --        --         --         --
   JHVLICO Independence Pref.
      No. of Units             597,209   706,620   880,321        --        --        --        --        --         --         --

Ind 2000 and Ind Pref

                                YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                               ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED
                              12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99   12/31/98
                             --------- --------- --------- --------- --------- --------- --------- --------- ---------- ----------
SMALL CAP VALUE FUND (MERGED INTO SMALL CAP VALUE TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2000)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year           --        --        --     16.79     12.34     13.38     11.39     10.00         --         --
   Value at End of Year             --        --        --     20.76     16.79     12.34     13.38     11.39         --         --
   Independence No. of Units        --        --        --   285,849   285,048   295,696   304,183   197,490         --         --
   JHLICO Independence 2000
      No. of Units                  --        --        --    32,186    30,306    29,023    22,829    22,649         --         --
   JHVLICO Independence 2000
      No. of Units                  --        --        --   186,215   215,996   194,085   202,913   230,638         --         --

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year           --        --        --     16.73     12.31     13.35     11.38     10.00         --         --
   Value at End of Year             --        --        --     20.66     16.73     12.31     13.35     11.38         --         --
   JHLICO Independence Pref.
      No. of Units                  --        --        --    75,711    82,267    77,505    91,457   149,960         --         --
   JHVLICO Independence Pref.
      No. of Units                  --        --        --   201,530   205,454   214,097   240,232   232,239         --         --

SMALL CAP VALUE TRUST - NAV SHARES (units first credited 4-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year        26.32     22.37     20.76        --        --        --        --        --         --         --
   Value at End of Year          25.20     26.32     22.37        --        --        --        --        --         --         --
   Independence No. of Units   146,976   209,924   241,367        --        --        --        --        --         --         --
   JHLICO Independence 2000
      No. of Units              27,734    34,983    35,143        --        --        --        --        --         --         --
   JHVLICO Independence 2000
      No. of Units              94,037   125,355   193,807        --        --        --        --        --         --         --

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year        26.14     22.24     20.66        --        --        --        --        --         --         --
   Value at End of Year          25.00     26.14     22.24        --        --        --        --        --         --         --
   JHLICO Independence Pref.
      No. of Units              56,671    65,347    66,722        --        --        --        --        --         --         --
   JHVLICO Independence Pref.
      No. of Units             106,018   143,002   161,064        --        --        --        --        --         --         --

TOTAL BOND MARKET TRUST B (FORMERLY BOND INDEX TRUST B) - NAV SHARES (units first credited 4-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
   Value at Start of Year        13.26     12.92     12.50        --        --        --        --        --         --         --
   Value at End of Year          14.01     13.26     12.92        --        --        --        --        --         --         --
   Independence No. of Units    82,976   103,983   128,571        --        --        --        --        --         --         --
   JHLICO Independence 2000
      No. of Units              19,120    25,798    29,993        --        --        --        --        --         --         --
   JHVLICO Independence 2000
      No. of Units              71,000    86,426   136,632        --        --        --        --        --         --         --

Independence Preferred Contracts with no Optional Benefits
   Value at Start of Year        13.15     12.83     12.50        --        --        --        --        --         --         --
   Value at End of Year          13.88     13.15     12.83        --        --        --        --        --         --         --
   JHLICO Independence Pref.
      No. of Units              30,498    24,329    38,084        --        --        --        --        --         --         --
   JHVLICO Independence Pref.
      No. of Units              91,001   116,839   147,357        --        --        --        --        --         --         --

                                     PART B

                            INFORMATION REQUIRED IN A

                       STATEMENT OF ADDITIONAL INFORMATION

                                             Statement of Additional Information
                                                            dated April 28, 2008


                             (JOHN HANCOCK(R) LOGO)
                             JOHN HANCOCK ANNUITIES

                       Statement of Additional Information
                     John Hancock Variable Annuity Account I

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of deferred combination fixed and variable annuity contracts (singly, a "CONTRACT and collectively, the "CONTRACTS" issued by JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO") in all jurisdictions as follows:

                         PROSPECTUSES ISSUED BY JHVLICO
           (to be read with this Statement of Additional Information)

                       Independence 2000 Variable Annuity
                     Independence Preferred Variable Annuity

Unless otherwise specified, "WE," "US," "OUR," or a "COMPANY" refers to the applicable issuing company of a Contract. You, the contract owner, should refer to the first page of your variable annuity contract for the name of your issuing company.

You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


Annuities Service Center    Mailing Address
164 Corporate Drive         Post Office Box 9507
Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9507
(800) 824-0335              www.jhannuities.com


JHVLICO Var ACCT I SAI 04/08

                                Table of Contents


SERVICES ..................................................................    3
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..........................    3
   PRINCIPAL UNDERWRITER ..................................................    3
   SPECIAL COMPENSATION AND REIMBURSEMENT ARRANGEMENTS ....................    3
CALCULATION OF PERFORMANCE DATA ...........................................    6
   MONEY MARKET VARIABLE INVESTMENT OPTION ................................    6
   OTHER VARIABLE INVESTMENT OPTIONS ......................................    7
      "Standardized" Total Return .........................................    7
      Yield ...............................................................    7
      "Non-Standardized" Performance ......................................    8
OTHER PERFORMANCE INFORMATION .............................................    8
CALCULATION OF ANNUITY PAYMENTS ...........................................    8
      Calculation of Annuity Units ........................................    8
      Annuity Unit Values .................................................    9
      MORTALITY TABLES ....................................................    9
      Net Investment Rate .................................................   10
      Adjustment of Units and Values ......................................   10
      Hypothetical Example Illustrating the Calculation of Accumulation
         Unit Values and Annuity Unit Values ..............................   10
PURCHASE AND REDEMPTIONS OF PORTFOLIO SHARES ..............................   10
THE SEPARATE ACCOUNT ......................................................   10
DELAY OF CERTAIN PAYMENTS .................................................   11
LIABILITY FOR TELEPHONE TRANSFERS .........................................   11
VOTING PRIVILEGES .........................................................   11
LEGAL AND REGULATORY MATTERS ..............................................   12
FINANCIAL STATEMENTS ......................................................   13

                                    Services



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The consolidated financial statements of John Hancock Variable Life Insurance Company at December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007, and the financial statements of John Hancock Variable Life Insurance Company Variable Annuity Account I at December 31, 2007 and for each of the two years in the period ended December 31, 2007, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.



PRINCIPAL UNDERWRITER



John Hancock Distributors, LLC, ("JH Distributors"), an affiliate of John Hancock Life Insurance Company ("JHLICO"), now serves as principal underwriter of the Contract interests described in the respective prospectuses. These Contract interests are offered on a continuous basis. Prior to May 1, 2006, Signator Investors, Inc. ("Signator"), a subsidiary of JHLICO, which is an affiliate of ours, served as the principal underwriter of the Contracts. The aggregate dollar amounts of underwriting commissions paid to Signator in 2006 and 2005 were $1,100,644 and $6,482,728, respectively. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2007, 2006 and 2005 were $657,183,413, $516,555,523 and $510,874,858, respectively.


SPECIAL COMPENSATION AND REIMBURSEMENT ARRANGEMENTS

The Contracts are primarily sold through selected firms. The Contracts' principal distributor, JH Distributors, and its affiliates (collectively, "JHD") pay compensation to broker-dealers (firms) for the promotion and sale of the Contracts. The compensation JHD pays may vary depending on each firm's selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts (not including riders) is not expected to exceed the standard compensation amounts referenced in the product prospectuses. The amount and timing of this compensation may differ among firms.

The registered representative through whom your Contract is sold will be compensated pursuant to that registered representative's own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your registered representative's compensation You are encouraged to ask your registered representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion and sale of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.


We may, directly or through JHD, make, either from 12b-1 distribution fees received from the Contracts' underlying investment Portfolios or out of our own resources, additional payments to firms. These payments are sometimes referred to as "revenue sharing." Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments.


We are among several insurance companies that pay additional payments to certain firms to receive "preferred" or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists ("shelf-space arrangements"); and other improvements in sales by featuring our products over others.

The categories of payments that we provide, directly or through JHD, to firms are described below. These categories are not mutually exclusive and we may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in our efforts to promote the sale of the Contracts. We agree with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. We determine which firms to support and the extent of the payments it is willing to make. We generally choose to compensate firms that have a strong capability to distribute the Contracts and that are willing to cooperate with our promotional efforts. We do not make an independent assessment of the cost of providing such services.

The following list includes the names of member firms of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD") (or their affiliated broker-dealers) that we are aware (as of December 31, 2007) received a revenue sharing payment of more than $5,000 with respect to annuity business during the latest calendar year. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract:



NAME OF FIRM



                                   DISTRIBUTOR



                            1st Global Capital Corp.
                           A. G. Edwards & Sons, Inc.
                       AIG - Advantage Capital Corporation
                        AIG - FSC Securities Corporation
                      AIG - Royal Alliance Associates, Inc.
                            AIG - Financial Advisors
                 AIG - American General Securities Incorporated
                  American Portfolios Financial Services, Inc.
                        AmTrust Investment Services, Inc.
                       BancWest Investment Services, Inc.
                                   BOSC, Inc.
                           Cadaret, Grant & Co., Inc.
                            Centaurus Financial, Inc.
                         Citigroup Global Markets, Inc.
                          CCO Investment Services, Inc.
                               Comerica Securities
                            Commerce Capital Markets
                         Commonwealth Financial Network
                             Compass Brokerage, Inc.
                         Crown Capital Securities, L.P.
                          CUSO Financial Services, L.P.
                              Davenport & Co., LLC
                         Essex National Securities, Inc.
                            Ferris, Baker Watts, Inc.
                          Fifth Third Securities, Inc.
                       Founders Financial Securities, LLC
                         Geneos Wealth Management, Inc.
                            GunnAllen Financial, Inc.
                          H.D. Vest Investment Services
                            Harbour Investments, Inc.
                           HSBC Securities (USA) Inc.
                        Independent Financial Group, LLC
                   Independent Financial Marketing Group, Inc.
                 ING - Financial Network Investment Corporation
                     ING - Financial Securities Corporation
                    ING - Primevest Financial Services, Inc.
                          ING Financial Partners, Inc.
                              InterSecurities, Inc.
                                Investacorp, Inc.
                         Investment Professionals, Inc.
                        J.J.B. Hilliard, W.L. Lyons, Inc.
                          Janney Montgomery Scott, LLC
                     Jefferson Pilot Securities Corporation
                         John Hancock Distributors, Inc.
                          Key Investments Services, LLC
                        LaSalle Financial Services, Inc.
                        LaSalle Street Securities, L.L.C.
                     Lincoln Financial Advisors Corporation
                                  LPL Financial
                           M Holdings Securities, Inc.

                                   DISTRIBUTOR



                           Main Street Securities, LLC
                   Merrill Lynch, Pierce, Fenner & Smith Inc.
                           Money Concepts Capital Corp
                          Morgan Keegan & Company, Inc.
                           Morgan Stanley & Co., Inc.
                           Next Financial Group, Inc.
                              NFP Securities, Inc.
                           NPH - SII Investments, Inc.
                       NPH - Invest Financial Corporation
                    NPH - Investment Centers of America, Inc.
                       NPH - National Planning Corporation
                  PAC of America - Associated Securities Corp.
                   PAC of America - Mutual Service Corporation
              PAC of America - United Planners' Financial Services
                PAC of America - Waterstone Financial Group, Inc.
                       Packerland Brokerage Services, Inc.
                        Pension Planners Securities, Inc.
                          Prime Capital Services, Inc.
                                ProEquities, Inc.
                           Questar Capital Corporation
                        Raymond James & Associates, Inc.
                     Raymond James Financial Services, Inc.
                             RBC Dain Rauscher, Inc.
                           Robert W. Baird & Co., Inc.
                         Sammons Securities Company, LLC
                            Securities America, Inc.
                           Sigma Financial Corporation
                           Stifel Nicolaus & Co., Inc
                        The Huntington Investment Company
                          Tower Square Securities, Inc.
                      Transamerica Financial Advisors, Inc.
                          UBS Financial Services, Inc.
                       Unionbanc Investment Services, Inc.
                            Wachovia Securities, LLC
                            Wachovia Securities, Inc.
                      Wachovia Securities Financial Network
                         Walnut Street Securities, Inc.
                        Webster Investment Services, Inc.
                           Well Fargo Securities, LLC
                        Woodbury Financial Services, Inc.



Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.



We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.


Sales and Asset Based Payments

We may, directly or through JHD, make revenue sharing payments as incentives to certain firms to promote and sell the Contracts. We hope to benefit from revenue sharing by increasing Contract sales. In consideration for revenue sharing, a firm may feature the Contracts in its sales system or give us additional access to members of its sales force or management. In addition, a firm may agree to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm's sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm ("Sales-Based Payments"). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the "assets under management" attributable to a particular firm ("Asset-Based Payments"). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily create incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments

We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

Other Payments


We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may include seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contacts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.


Signator Investors, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

                         Calculation of Performance Data

The Account may, from time to time, include in advertisements, sales literature and reports to owners or prospective investors information relating to the performance of its variable investment options. The performance information that may be presented is not an estimate or a guarantee of future investment performance, and does not represent the actual experience of amounts invested by a particular owner. Set out below is a description of the methods used in calculating the performance information for the variable investment options.

MONEY MARKET VARIABLE INVESTMENT OPTION

We may calculate current yield and effective yield figures for the money market variable investment options held in the Account. The current yield of a money market option for a seven-day period ("base period") will be computed by determining the "net change in value" (calculated as set forth below) for a hypothetical owner having an account balance of one unit in a money market variable investment option at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of the hypothetical owner account will include net investment income of that account (accrued daily dividends as declared by the applicable money market fund, less daily expenses of the Account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on that underlying money market fund's shares. The applicable risk based charges, mortality and expense risk charges, administration charge and contract fee are reflected, but any charge for premium taxes and optional benefits are not.

The effective yield reflects the effects of compounding and represents an annualization of the current return. The formula for effective yield, as prescribed by the SEC, is:

                                                        (365/7)
              Effective yield = (Base period return + 1)        - 1

OTHER VARIABLE INVESTMENT OPTIONS

"Standardized" Total Return


Average annual total return is the annual compounded rate of return for a variable investment option that would have produced the ending redeemable value over the stated period if the performance remained constant throughout. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and full redemption is made at the end of the period. It reflects adjustments for all Series Portfolio-level and contract-level charges, except any premium tax charge or charges for optional rider benefits described in the prospectus. The annual contract fee has been included as an annual percentage of assets.


We calculate the average annual total return for each variable investment option, other than the money market variable investment option, according to the following "Standard" formula prescribed by the SEC:

                                           n
                              P x ( 1 + T )  = ERV

where

     P   = a hypothetical initial premium payment of $1,000

     T   = average annual total return

     n   = number of years

     ERV = ending redeemable value of a hypothetical $1,000 premium payment, made at the beginning of such period (or fractional portion thereof)

We calculate values for one, three and five year periods, or fractional period thereof starting on the date a variable investment option was first available in the Account. We also calculate values from the date a variable investment option was first available in the Account. We do not calculate ten year periods because the Account did not commence operations until 1995. Returns of less than one year are not annualized. The inception date may be different from the date a variable investment option was first available in the contracts because the Account is used for other variable annuities offered by us.

Yield

We may calculate current yield for each variable investment option, other than the money market variable investment options, according to the following formula prescribed by the SEC:

                                   (             6     )
                                   ( ( a - b    )      )
                         Yield = 2 ( ( ----- + 1)  - 1 )
                                   ( (  cd      )      )


where:

     a = net investment income earned during the period by the Portfolio whose shares are owned by the variable investment option

     b = expenses accrued for the period (net of any reimbursements)

     c = the average daily number of accumulation units outstanding during the period

     d = the offering price per accumulation unit on the last day of the period


According to this formula, yield is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for mortality and expense risk charge, administration charge and annual contract fee) by the accumulation unit value on the last day of the period and annualizing the resulting figure. The calculation is based on specified 30 day-periods identified in the advertisement. Charges for premium taxes or optional rider benefits are not reflected in the calculation.

"Non-Standardized" Performance


We may calculate "non-standardized" average annual total returns for each variable investment option. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and NO redemption is made at the end of the period. It reflects adjustments for all Series Portfolio-level and contract-level charges, except any premium tax charge, withdrawal charge, annual contract fee, or charges for optional rider benefits described in the prospectus.


"Non-standardized" average annual total returns for the eVariable Annuity contracts are shown in the prospectus.

Although the contracts did not exist during all the periods for which we calculate "non-standardized" performance, we adjust the returns of the variable investment options by the contracts' asset-based charge.

                          Other Performance Information

You can compare performance information at the Account level to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service that monitors and ranks the performance of investment companies.

                         Calculation of Annuity Payments

Calculation of Annuity Units

We use a measuring device called an "annuity unit" to help us compute the amount of each monthly payment that is based on a variable investment option. Each variable investment option has its own annuity unit with its own annuity unit value.

The number of the contract's annuity units for each variable investment option normally doesn't change while the payee continues to receive payments, unless the payee makes a transfer from one variable investment option to another. The amount of each monthly annuity payment based on a variable investment option equals the number of the contract's annuity units in that option times the value of one such unit as of the tenth day preceding the payment's due date.

To compute the amount of the first annuity payment that is based on any variable investment option, we first determine the amount of your contract's value that we will apply to that variable option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under "The annuity period - choosing fixed or variable annuity payments."

For each variable investment option, we THEN divide:

                         the resulting value (minus any
                               premium tax charge)

                                       by

                                     $1,000

and multiply the result by

                    the applicable annuity purchase rate set
                      forth in the contract and reflecting

                      (1) the age and, possibly, sex of the
                                   payee and

                         (2) the assumed investment rate
                               (discussed below)

This computation determines the amount of initial monthly variable annuity payment to the annuitant from each variable investment option.

We then determine the number of annuity units to be credited to the contract from each of such variable investment options by dividing:

               the amount of the initial monthly variable annuity
                   payment from that variable annuity option

                                       by

                     the annuity unit value of that variable
                    investment option as of 10 calendar days
                  prior to the date the initial payment is due

For example, assume that 10 days before the date of maturity, a contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the contract for an assumed investment rate of 3 1/2% is $5.47 per $1000 of proceeds for the annuity option elected. The first monthly annuity payment would be $262.56.

                           4000.000 x 12.000000 x 5.47
                           ---------------------------
                                      1,000

If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 187.543 ($262.56/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187.543 x $1.405000).

Annuity Unit Values

The value of the annuity units varies from day to day, depending on the investment performance of the variable investment option, the deductions made against the variable investment option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

We calculate annuity unit value separately for each variable investment option. As of the close of each business day, we calculate the value of one annuity unit by

     (1) multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then

     (2) multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your contract has an assumed investment rate of 3 1/2% per year, the adjustment factor for a valuation period of one day would be
          0.99990575. We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the variable investment option exceeds 3 1/2% per year and will decrease only if is less than 3 1/2% per year.

The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each variable investment option used in calculating the "net investment factor" (described below) will be equal on an annual basis to the "assumed investment rate" (described under "The annuity period - variable monthly annuity payments" in the prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

MORTALITY TABLES

The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male's viewpoint than would otherwise be the case.

              Additional Information about Determining Unit Values

The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each variable investment option. As of the close of each business day, we calculate the value of one accumulation unit of a variable investment option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable "net investment rate" for the period subsequent to such preceding value. See "Net investment rate" below.

Net Investment Rate


     For any period, the net investment rate for a variable investment option equals

     (1) the percentage total investment return of the corresponding Portfolio for that period (assuming reinvestment of all dividends and other distributions from the Portfolio), less

     (2) for each calendar day in the period, a deduction of 0.001781% of the value of the variable investment option at the beginning of the period, and less

     (3) a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.


Adjustment of Units and Values

We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract.

Hypothetical Example Illustrating the Calculation of Accumulation Unit Values and Annuity Unit Values

Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $71.21 assuming a one day period. The $71.21 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00001781. By substituting in the first formula above, the net investment rate is equal to $3928.76 ($2000 + $3000 - $1000 - $71.21)
divided by $4,000,000 or 0.0009822.

Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be ($11.250000 x (1 + .0009822)) or $11.261050. The value of an annuity unit at the end of the period would be ($1.0850000 x (1. + .0009822) x ..99990575) or $1.085963. The final figure, .99990575, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit's change in value reflects only the actual investment experience of the variable investment option.


                  Purchase and Redemptions of Portfolio Shares

JHVLICO purchases and redeems Portfolio shares for the Separate Account at their net asset value without any sales or redemption charges. Each available Portfolio issues its own separate series of Portfolio shares. Each such series represents an interest in one of the Portfolio of the Series Portfolio, which corresponds to one of our variable investment options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same Portfolio at their net asset value as of the dates paid.

On each business day, the account purchases and redeems shares of each Portfolio for each variable investment option based on, among other things, the amount of Purchase Payments allocated to that option, dividends reinvested, and transfers to, from and among investment options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Series Portfolio share for each Portfolio determined on that same date.

                              The Separate Account

In addition to the assets attributable to Contracts, the Separate Account may include amounts contributed by JHVLICO to commence operations of a Variable Investment Option or an underlying Portfolio. From time to time these additional amounts may be transferred in cash by us to our general account. Before any such transfer, we will consider any possible adverse impact the transfer might have on any Variable Investment Option. The assets of one Variable Investment Option are not necessarily legally insulated from liabilities associated with another Variable Investment Option.

                            Delay of Certain Payments

Ordinarily, upon a surrender or partial withdrawal, we will pay the value of any accumulation units in a single sum within 7 days after receipt of a written request at our Annuities Service Office. However, redemption may be suspended and payment may be postponed under the following conditions:

     (1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings;

     (2)  when trading on that Exchange is restricted;

     (3) when an emergency exists, as determined by the SEC, as a result of which (a) disposal of securities in a variable investment option is not reasonably practicable or (b) it is not reasonably practicable to determine the value of the net assets of a variable investment option; or

     (4) when a governmental body having jurisdiction over the Account by order permits such suspension.

Rules and regulations of the SEC, if any are applicable, will govern as to whether conditions in (2) or (3) exist.

We may defer for up to 15 days the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear.

We may also defer payment of surrender proceeds payable out of any guarantee period for a period of up to 6 months.

                        Liability for Telephone Transfers

If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include

     -    requiring personal identification,

     -    tape recording calls, and

     -    providing written confirmation to the owner.

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

                                Voting Privileges


Here's the formula we use to determine the number of Portfolio shares as to which you may give instructions:

                             the total value of your
                          accumulation units value in a
                           variable investment option

                                   divided by

                        the net asset value of 1 share of
                         the corresponding class of the
                               Portfolio's shares

At a shareholders' meeting, you may give instructions regarding:

     (1)  the election of a Board of Trustees,

     (2)  the ratification of the selection of independent auditors,

     (3) the approval of a Series Portfolio's investment management agreements, and

     (4)  other matters requiring a vote under the 1940 Act.

The annuitant or other payee will also be entitled to give voting instructions with respect to the Portfolio shares corresponding to any variable investment option under which variable annuity payments are then being made. We determine the number of Portfolio shares for which the payee can give instructions by dividing the actuarially determined present value of the payee's annuity units that correspond to that Portfolio by the net asset value of one share of that Portfolio.

We will furnish you information and forms so that you may give voting instructions.

We may own Portfolio shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that Portfolio's shares (including owners who participate in separate accounts other than the Separate Account). The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.


We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

                          Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

     -    the Separate Account; or

     - the ability of the principal underwriter to perform its contract with the Separate Account; or

     - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.


On June 25, 2007, John Hancock Investment Management Services, LLC (the "Adviser") and John Hancock Distributors LLC (the "Distributor") and two of their affiliates (collectively, the "John Hancock Affiliates") reached a settlement with the Securities and Exchange Commission ("SEC") that resolved an investigation of certain practices relating to the John Hancock Affiliates' variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust Portfolios that participated in the Adviser's commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of Portfolio shares in April 2004.

                              Financial Statements

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Variable Life Insurance Company
Years Ended December 31, 2007, 2006 and 2005

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

              INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm                                                              F-2

Audited Consolidated Financial Statements:

Consolidated Balance Sheets as of December 31, 2007 and 2006
                                                                                                                     F-3

Consolidated Statements of Income for the years ended December 31, 2007, 2006, and 2005
                                                                                                                     F-4

Consolidated Statements of Changes in Shareholder's Equity and Comprehensive Income for the years ended December 31,
2007, 2006 and 2005                                                                                                  F-5

Consolidated Statements of Cash Flows for the years ended December 31, 2007, 2006 and 2005
                                                                                                                     F-6

Notes to Consolidated Financial Statements
                                                                                                                     F-8

            Report of Independent Registered Public Accounting Firm

The Board of Directors
John Hancock Variable Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Variable Life Insurance Company (the Company) as of December 31, 2007 and 2006, and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2007 and 2006 and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the accompanying consolidated financial statements, the Company has restated its financial statements for the years ended December 31, 2006 and 2005.

As discussed in Note 1 to the consolidated financial statements, in 2007 the Company changed its method of accounting for income tax related cash flows generated by investments in leveraged leases and collateral related to certain derivative activities.

                                                   /s/ ERNST & YOUNG LLP

Boston, Massachusetts
April 25, 2008

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                                                                          December 31,
                                                                      -------------------
                                                                        2007       2006
                                                                      --------- ---------
                                                                                 Restated
                                                                         (in millions)
Assets

Investments
Fixed maturities - at fair value
       (cost: 2007 - $4,971.2; 2006 - $4,616.7 restated)............. $ 4,967.5 $ 4,583.7
Equity securities:
   Available-for-sale - at fair value
     (cost: 2007 - $2.3; 2006 - $109.7)..............................       4.5     122.4
Mortgage loans on real estate........................................   1,031.7   1,056.2
Real estate..........................................................     257.8     261.7
Policy loans.........................................................     465.3     441.6
Other invested assets................................................     208.4     201.1
                                                                      --------- ---------
   Total Investments.................................................   6,935.2   6,666.7

Cash and cash equivalents............................................     184.9     265.5
Accrued investment income............................................      73.4      67.2
Goodwill.............................................................     410.8     410.8
Value of business acquired...........................................   1,275.8   1,299.0
Amounts due from affiliates..........................................     121.2     177.0
Intangible assets....................................................     210.6     213.8
Deferred policy acquisition costs....................................     544.6     499.7
Reinsurance recoverable..............................................     483.3     397.5
Other assets.........................................................       5.2      39.7
Separate account assets..............................................   7,949.2   7,924.9
                                                                      --------- ---------
   Total Assets...................................................... $18,194.2 $17,961.8
                                                                      ========= =========

Liabilities and Shareholder's Equity

Liabilities:

Future policy benefits............................................... $ 6,924.0 $ 6,715.9
Policyholders' funds.................................................      50.4      39.7
Unearned revenue.....................................................     104.5     133.4
Unpaid claims and claim expense reserves.............................      37.7      48.7
Dividends payable to policyholders...................................       1.5       1.3
Amounts due to affiliates............................................     178.9     350.8
Deferred income tax liability........................................     462.7     452.0
Other liabilities....................................................     364.0     197.1
Separate account liabilities.........................................   7,949.2   7,924.9
                                                                      --------- ---------
   Total Liabilities.................................................  16,072.9  15,863.8

Shareholder's Equity:

Common stock; $50 par value; 50,000 shares authorized and outstanding       2.5       2.5
Additional paid in capital...........................................   2,017.1   2,017.1
Retained earnings....................................................      96.7      83.5
Accumulated other comprehensive (loss) income........................       5.0      (5.1)
                                                                      --------- ---------
   Total Shareholder's Equity........................................   2,121.3   2,098.0
                                                                      --------- ---------
   Total Liabilities and Shareholder's Equity........................ $18,194.2 $17,961.8
                                                                      ========= =========

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME

                                                                                     Years Ended December 31,
                                                                                     ------------------------
                                                                                      2007    2006     2005
                                                                                     ------ -------- --------
                                                                                            Restated Restated
                                                                                          (in millions)
Revenues
   Premiums......................................................................... $ 59.2  $ 70.9   $ 77.6
   Universal life and investment-type product charges...............................  105.3   138.5    126.3
   Net investment income............................................................  367.6   358.2    328.4
   Net realized investment and other gains (losses).................................    4.1    (6.2)    11.0
   Investment management revenues, commissions and other fees.......................  239.7   124.3    118.7
   Other revenue....................................................................    0.1      --      0.3
                                                                                     ------  ------   ------
       Total revenues...............................................................  776.0   685.7    662.3

Benefits and expenses
   Benefits to policyholders........................................................  345.2   252.9    274.0
   Other operating costs and expenses...............................................   79.9   124.7    121.1
   Amortization of deferred policy acquisition costs and value of business acquired.   59.1    76.3     32.9
   Dividends to policyholders.......................................................   21.5    20.4     19.7
                                                                                     ------  ------   ------
       Total benefits and expenses..................................................  505.7   474.3    447.7
                                                                                     ------  ------   ------
Income before income taxes..........................................................  270.3   211.4    214.6

Income taxes........................................................................   91.8    70.7     71.4
                                                                                     ------  ------   ------
Net income.......................................................................... $178.5  $140.7   $143.2
                                                                                     ======  ======   ======

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

          CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                           AND COMPREHENSIVE INCOME

                                                                                       Accumulated
                                                                                          Other         Total
                                                      Common   Additional    Retained Comprehensive Shareholder's Outstanding
                                                      Stock  Paid In Capital Earnings Income (Loss)    Equity       Shares
                                                      ------ --------------- -------- ------------- ------------- -----------
                                                             (in millions, except for shares outstanding)         (thousands)
Balance at January 1, 2005 - As previously
  reported...........................................  $2.5     $1,977.4     $  97.0     $ 33.4       $2,110.3       50.0
   Restatements......................................                          (27.4)                    (27.4)
                                                       ----     --------     -------     ------       --------       ----
Balance at January 1, 2005 - Restated................  $2.5     $1,977.4     $  69.6     $ 33.4       $2,082.9       50.0
                                                       ====     ========     =======     ======       ========       ====
Manulife Financial Corporation purchase price
  reallocation.......................................               39.7                                  39.7

   Comprehensive income:.............................
       Net income - Restated.........................                          143.2                     143.2
       Other comprehensive income, net of tax:.......
          Net unrealized losses......................                                     (45.5)         (45.5)
          Net accumulated losses on cash flow
            hedges...................................                                      (0.7)          (0.7)
                                                                                                      --------
   Comprehensive income..............................                                                     97.0

Dividends paid to Parent.............................                         (175.0)                   (175.0)
                                                       ----     --------     -------     ------       --------       ----
Balance at December 31, 2005 - Restated..............  $2.5     $2,017.1     $  37.8     $(12.8)      $2,044.6       50.0
                                                       ====     ========     =======     ======       ========       ====
   Comprehensive income:.............................
       Net income - Restated.........................                          140.7                     140.7
       Other comprehensive income, net of tax:.......
          Net unrealized gains.......................                                       7.2            7.2
          Net accumulated gains on cash flow
            hedges...................................                                       0.5            0.5
                                                                                                      --------
   Comprehensive income..............................                                                    148.4

Dividends paid to Parent.............................                          (95.0)                    (95.0)
                                                       ----     --------     -------     ------       --------       ----
Balance at December 31, 2006 - Restated..............  $2.5     $2,017.1     $  83.5     $ (5.1)      $2,098.0       50.0
                                                       ====     ========     =======     ======       ========       ====
   Comprehensive income:.............................
       Net income....................................                          178.5                     178.5
       Other comprehensive income, net of tax:.......
          Net unrealized gains.......................                                       9.9            9.9
          Net accumulated gains on cash flow
            hedges...................................                                       0.2            0.2
                                                                                                      --------
   Comprehensive income..............................                                                    188.6

Adoption of FSP No. FAS13-2..........................                          (15.3)                    (15.3)
Dividends paid to Parent.............................                         (150.0)                   (150.0)
                                                       ----     --------     -------     ------       --------       ----
Balance at December 31, 2007.........................  $2.5     $2,017.1     $  96.7     $  5.0       $2,121.3       50.0
                                                       ====     ========     =======     ======       ========       ====

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                                  Years Ended December 31,
                                                                                              -------------------------------
                                                                                                 2007       2006       2005
                                                                                              ---------  ---------  ---------
                                                                                                          Restated   Restated
                                                                                                       (in millions)
Cash flows from operating activities:
   Net income................................................................................ $   178.5  $   140.7  $   143.2
       Adjustments to reconcile net income to net cash provided by operating activities:.....
       Amortization of premium (discount) - fixed maturities.................................      26.4       37.8       52.5
       Net realized investment and other (gains) losses......................................      (4.1)       6.2      (11.0)
       Amortization of deferred acquisition costs............................................      39.0       51.0      (20.0)
       Amortization of value of business acquired............................................      20.1       25.3       52.9
       Capitalized deferred acquisition costs................................................     (85.0)    (198.2)    (222.4)
       Depreciation and amortization.........................................................       8.7        5.9        2.5
       (Increase) decrease in accrued investment income......................................      (6.2)       3.7       (5.3)
       Decrease (increase) other assets and other liabilities, net...........................      10.3       86.0        6.6
       Increase in policy liabilities and accruals, net......................................     109.4      141.7      216.4
       Increase in deferred income tax liability.............................................      15.5       46.8       97.3
                                                                                              ---------  ---------  ---------
       Net cash provided by operating activities.............................................     312.6      346.9      312.7

Cash flows used in investing activities:
   Sales of:.................................................................................
       Fixed maturities......................................................................     463.4      865.0      589.8
       Equity securities.....................................................................     149.4        6.0      200.2
       Real estate...........................................................................        --        0.1        1.1
       Other invested assets.................................................................      38.7      224.0      118.5
   Maturities, prepayments and scheduled redemptions of:.....................................
       Fixed maturities......................................................................     144.0       97.6      163.8
       Mortgage loans on real estate.........................................................     201.9      169.2      185.5
   Purchases of:.............................................................................
       Fixed maturities......................................................................  (1,001.3)  (1,409.5)  (1,047.0)
       Equity securities.....................................................................      (4.2)    (110.5)    (141.3)
       Real estate...........................................................................      (1.4)     (99.7)    (151.6)
       Other invested assets.................................................................     (54.1)     (83.1)     (29.2)
   Mortgage loans on real estate issued......................................................    (180.5)     (94.2)    (272.5)
   FSP No. FAS 13-2 transition adjustment....................................................     (15.3)        --         --
   Other, net................................................................................       3.5      (18.6)     (32.8)
                                                                                              ---------  ---------  ---------
       Net cash used in investing activities................................................. $  (255.9) $  (453.7) $  (415.5)

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                            Years Ended December 31,
                                                                           -------------------------
                                                                             2007     2006     2005
                                                                           -------  -------- --------
                                                                                    Restated Restated
                                                                                 (in millions)
Cash flows from financing activities:
   Dividends paid to Parent............................................... $(150.0) $ (95.0) $(175.0)
   Universal life and investment-type contract deposits...................   366.4    769.4    827.0
   Universal life and investment-type contract maturities and withdrawals.  (382.2)  (777.7)  (715.0)
   Net transfers to separate accounts from policyholders..................    28.5    246.7    270.5
                                                                           -------  -------  -------
   Net cash (used in) provided by financing activities....................  (137.3)   143.4    207.5
                                                                           -------  -------  -------
   Net (decrease) increase in cash and cash equivalents...................   (80.6)    36.6    104.7

Cash and cash equivalents at beginning of year............................   265.5    228.9    124.2
                                                                           -------  -------  -------
Cash and cash equivalents at end of year.................................. $ 184.9  $ 265.5  $ 228.9
                                                                           =======  =======  =======

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Summary of Significant Accounting Policies

Business

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent) which is in turn a subsidiary of John Hancock Financial Services, Inc. (JHFS). Since April 28, 2004, the Company and John Hancock all operate as subsidiaries of Manulife Financial Corporation (Manulife) as a result of the merger. The "John Hancock" name is Manulife's primary U.S. brand.

The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and fixed and variable annuity contracts. Those policies are primarily marketed through John Hancock's sales organization, which includes a career agency system composed of independent general agencies, supported by John Hancock, and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with US generally accepted accounting principles which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Manulife Insurance Company. All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Other entities in which the Company has a less than controlling financial interest, whether variable interest entities (VIEs) or not, are accounted for under guidance appropriate to each relationship, whether the Company invests in their debt or equity securities, or performs other transactions with them or provides services for them.

Restatements

The accompanying financial statements and footnote disclosures have been restated as of December 31, 2006 and for the years ended December 31, 2006 and 2005. These restatements resulted in an increase in net income for the year ended December 31, 2006 of $3.3 million and a decrease in net income for the year ended December 31, 2005 of $11.6 million. Total shareholder's equity decreased by $35.7 million, $39.0 million and $27.4 million as of December 31, 2006, December 31, 2005 and January 1, 2005, respectively. There were four material items included in the restatements as described below.

The non-traditional life products' deferred policy acquisition cost amortization did not properly include premium taxes in the determination of adjusted gross profits. The correction of the modeling error resulted in lower amortization expense and an increase in net income of $10.7 million and $7.1 million for the years ended December 31, 2006 and 2005, respectively.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of post-1993 issues of flexible premium variable life policies. An error in the calculation of the components of this treaty resulted in a decrease in net income of $1.2 million and $3.1 million for the years December 31, 2006 and 2005, respectively, and a decrease in shareholder's equity of $6.0 million as of January 1, 2005.

For certain investments, the amounts per the general ledger did not agree to the underlying investment valuation model resulting in an overstatement of those assets on the financial statements. The financial statements have been restated to reflect the after-tax decrease in net investment income of $9.7 million for the year ended December 31, 2005, and a decrease in shareholder's equity of $6.5 million as of January 1, 2005.

Federal tax deficiency liabilities and provisions attributable to the Company had historically been recorded by John Hancock. The Company's financial statements have been restated to include those liabilities and provisions and which decreased net income by $7.2 million and $4.5 million in the years ended December 31, 2006 and 2005, respectively, and decreased shareholder's equity by $18.3 million as of January 1, 2005.

Other adjustments not specifically discussed above, but included in the restatements, resulted in an increase in net income for the year ended December 31, 2006 of $1.0 million and a decrease in net income for the year ended December 31, 2005 of $1.4 million. Total shareholder's equity increased by $3.4 million as of January 1, 2005 for these adjustments.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following is a summary of the line items impacted by the Restatement for the 2006 Consolidated Balance Sheet and the Consolidated Statement of Income and Changes in Shareholder's Equity for the years ended December 31, 2006 and 2005:

                                                                                   Prior to
                                                                                 Restatement* Adjustments Restated
                                                                                 ------------ ----------- ---------
                                                                                          ($ in millions)
December 31, 2006
Fixed maturities................................................................  $ 4,608.6     $(24.9)   $ 4,583.7
Total investments...............................................................    6,691.6      (24.9)     6,666.7
Deferred policy acquisition costs...............................................      472.3       27.4        499.7
Other assets....................................................................       35.8        3.9         39.7
Total assets....................................................................   17,955.4        6.4     17,961.8
Unearned revenue................................................................      163.6      (30.2)       133.4
Deferred income tax liability...................................................      463.4      (11.4)       452.0
Other liabilities...............................................................      113.4       83.7        197.1
Total liabilities...............................................................   15,821.7       42.1     15,863.8
Retained earnings...............................................................      119.2      (35.7)        83.5
Total shareholder's equity......................................................    2,133.7      (35.7)     2,098.0
Total liabilities and shareholder's equity......................................   17,955.4        6.4     17,961.8
                                                                                  ---------     ------    ---------
December 31, 2005
Retained earnings...............................................................       76.8      (39.0)        37.8
Total shareholder's equity......................................................    2,083.6      (39.0)     2,044.6
                                                                                  ---------     ------    ---------
January 1, 2005
Retained earnings...............................................................       97.0      (27.4)        69.6
Total shareholder's equity......................................................    2,110.3      (27.4)     2,082.9
                                                                                  ---------     ------    ---------
For the year ended December 31, 2006
Premiums........................................................................       84.0      (13.1)        70.9
Universal life and investment-type product charges..............................      140.8       (2.3)       138.5
Investment management revenues, commissions and other fees......................      122.2        2.1        124.3
Total revenue...................................................................      699.0      (13.3)       685.7
Benefits to policyholders.......................................................      264.2      (11.3)       252.9
Other operating costs and expenses..............................................      116.3        8.4        124.7
Amortization of deferred policy acquisition costs and value of business acquired       92.8      (16.5)        76.3
Total benefits and expenses.....................................................      493.7      (19.4)       474.3
Income before income taxes......................................................      205.3        6.1        211.4
Income taxes....................................................................       67.9        2.8         70.7
Net income......................................................................      137.4        3.3        140.7
                                                                                  ---------     ------    ---------
For the year ended December 31, 2005
Premiums........................................................................       80.8       (3.2)        77.6
Universal life and investment-type product charges..............................      128.4       (2.1)       126.3
Net investment income...........................................................      343.3      (14.9)       328.4
Investment management revenues, commissions and other fees......................      113.1        5.6        118.7
Total revenue...................................................................      676.9      (14.6)       662.3
Benefits to policyholders.......................................................      265.7        8.3        274.0
Other operating costs and expenses..............................................      118.6        2.5        121.1
Amortization of deferred policy acquisition costs and value of business acquired       43.8      (10.9)        32.9
Total benefits and expenses.....................................................      447.8       (0.1)       447.7
Income before income taxes......................................................      229.1      (14.5)       214.6
Income taxes....................................................................       74.3       (2.9)        71.4
Net income......................................................................      154.8      (11.6)       143.2

--------
* Certain prior year amounts have been reclassified to conform to the current year presentation.

The Consolidated Statements of Cash Flows were restated as applicable for the items noted above.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1 - Summary of Significant Accounting Policies - (continued)


Investments

The Company classifies its fixed maturity securities as available-for-sale, and records these securities at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs and deferred taxes. Interest income is generally recorded on an accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in net investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment gains (losses). The Company records as its carrying value the net investment of the leveraged leases calculated by accruing income at the lease's expected internal rate of return in accordance with the Statement of Financial Accounting Standard No. 13, Accounting for Leases.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized gains and losses are reflected in shareholder's equity, as described above for fixed maturity securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in net investment income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments, which include investments with maturities when purchased greater than 90 days and less than one year, are carried at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are reported on the specific identification method.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1 - Summary of Significant Accounting Policies - (continued)


Derivative Financial Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company's Consolidated Balance Sheets at fair value.

In certain cases, the Company uses hedge accounting by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains (losses), as well as offsetting changes in fair value for the derivative. Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the balance remaining in accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium consideration for entering into a derivative instrument (i.e., interest rate caps and floors and swaptions), the premium is amortized into net investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Deferred Policy Acquisition Costs (DAC)

Deferred Acquisition Costs are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. Similarly, any amounts assessed as initiation fees, or front-end loads, are recorded as unearned revenue. For non-participating term life insurance products, such costs are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance policies and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the change in the present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2007 and 2006, the Company's DAC was deemed recoverable.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1 - Summary of Significant Accounting Policies - (continued)


In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity investment returns. The Company also assumes that historical variances from the long-term rate of investment return will reverse over the next fifteen year period. The resulting rates for the next fifteen years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

When DAC and unearned revenue are amortized in proportion to estimated gross profits, the effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period.

Amortization of DAC is allocated to: (1) a separate component of total benefits and expenses to reflect amortization related to the gross margins or profits relating to policies and contracts in force; and (2) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts.

Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Statements of Income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Goodwill and Other Intangible Assets.

In JHFS' merger with Manulife, the Company de-recognized its intangible assets which consisted of value of business acquired (VOBA). Also in the merger, the Company recognized new non-amortizable intangible assets including goodwill and brand name, and recognized new amortizable intangible assets including VOBA and distribution networks.

Unamortizable assets include goodwill and brand name. Goodwill is the excess of the cost to Manulife over the fair value of the Company's identifiable net assets acquired by Manulife. Brand name is the fair value of the Company's trademark and trade name acquired by Manulife.

Amortizable assets include VOBA and distribution networks. VOBA is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife. VOBA had weighted average lives ranging from 6 to 17 years for various insurance businesses at the date of the merger. Distribution networks are values assigned to the Company's networks of sales agents and producers responsible for procuring business acquired by Manulife. Distribution networks had weighted average lives of 22 years at the date of the merger.

The Company tests non-amortizing assets for impairment on an annual basis, and also in response to any events which suggest that these assets may be impaired (triggering events.) Amortizable intangible assets are tested only in response to triggering events. VOBA and the Company's other intangible assets are evaluated for impairment by comparing their fair values to their current carrying values whenever they are tested. Impairments are recorded whenever an asset's fair value is deemed to be less than its carrying value. No impairment was indicated as a result of testing performed in 2007 or 2006.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1 - Summary of Significant Accounting Policies - (continued)


Separate Accounts

Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of return. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, surrenders, net investment income, net realized investment and other gains (losses) and the related liability changes of separate accounts are offset within the same line in the Consolidated Statements of Income. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in the revenues of the Company.

Future Policy Benefits and Policyholders' Funds

Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 5.5%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4.3% to 6.3% for life insurance liabilities, and from 3.0% to 6.9% for individual annuity liabilities.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders' funds for universal life and investment-type products are equal to the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the merger date, and additional reserves established on certain guarantees offered in certain variable annuity products. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Policy benefits charged to expense also include the change in the additional reserve for fair value adjustments as of the merger date and certain guarantees offered in certain investment type products. Interest crediting rates range from 4.0% to 5.8% for universal life products.

Participating Insurance

Participating business represents approximately 2.6% of the Company's life insurance in-force at December 31, 2007 and 2006.

The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors.

The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1 - Summary of Significant Accounting Policies - (continued)


Revenue Recognition

Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship with insurance in force or, for annuities, the amount of expected future benefit payments.

Federal Income Taxes

The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

Recent Accounting Pronouncements

   FASB Staff Position Fin No. 39-1, Amendment of Offsetting of Amounts Related to Certain Contracts (FSP FIN 39-1)

In April 2007, the FASB Staff Position issued FSP FIN 39-1 to amend the reporting standards for offsetting amounts related to derivative instruments with the same counterparty. FSP FIN 39-1 specifies that an entity that has in the past elected to offset fair value of derivative assets and liabilities may change its policy election. The Company early adopted FSP FIN 39-1 in the quarter ended December 31, 2007, changing its accounting policy from net to gross balance sheet presentation of offsetting derivative balances with the same counterparty. This accounting policy change was applied retrospectively to all periods presented, resulting in an increase of derivative assets equally offset by an increase of derivative liabilities at December 31, 2007 and 2006 of $2.5 million and $0.0 million, respectively.

   Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (SFAS 159)

In February 2007, the FASB issued SFAS 159. SFAS 159's objective is to enable companies to mitigate that earnings volatility which is caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. SFAS 159 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable, and can be applied on a partial basis, i.e. to some but not all similar financial assets or liabilities.

SFAS 159 will be effective for the Company's financial statements beginning January 1, 2008, and will then be prospectively applicable. The Company is currently evaluating the impact adoption of SFAS 159 will have on its consolidated financial position and results of operations.

   Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157)

In September 2006, the FASB issued SFAS 157. This standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted trade prices in active markets and the lowest priority to market-unobservable data. It requires enhanced disclosure of fair value measurements including tabular disclosure by level of fair valued assets and liabilities within the hierarchy and tabular presentation of continuity within the period of those fair valued items valued using the lowest hierarchy level.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1 - Summary of Significant Accounting Policies - (continued)


SFAS 157 will be effective for the Company beginning January 1, 2008 and will then be prospectively applicable. The Company expects that the adoption of SFAS 157 could have a material effect on its consolidated financial position and results of operations. The Company is currently assessing the impact of adoption.

   FASB Staff Position FAS13-2 Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction (FSP FAS13-2).

The FASB staff released FSP FAS13-2 in September 2006. FSP FAS13-2 requires that changes in the projected timing of cash flows relating to income taxes generated by a leveraged lease be considered triggers requiring recalculation of the rate of return and allocation of lease income from the inception of the lease, with gain or loss recognition of any resulting change. Prior to this amendment, only changes to lease assumptions which affected the total amount of estimate net income were considered to be such triggers.

FSP FAS13-2 was effective for the Company's financial statements beginning January 1, 2007 and cannot be retrospectively applied. Adoption of FSP No. FAS 13-2 resulted in a charge to opening retained earnings at January 1, 2007 of $15.3 million.

   FAS Financial Interpretation 48; Accounting for Uncertainty in Income Taxes an Interpretation of FASB Statement No. 109 (FIN 48)

In June 2006, the FASB issued FIN 48. FIN 48 prescribes a recognition and measurement model for impact of tax positions taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either A) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, B) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both A and B. FIN 48 requires recording a cumulative effect of adoption in retained earnings as of beginning of year of adoption.

FIN 48 was effective for the Company's consolidated financial statements beginning January 1, 2007. The Company had no cumulative effect of adoption to its January 1, 2007 consolidated retained earnings. Adoption of FIN 48 had no material impact on the Company's consolidated financial position at December 31, 2007 and consolidated results of operations for the year ended December 31, 2007.

   AICPA Statement of Position 05-1- "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" (SOP 05-1)

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and should be charged off to expense.

SOP 05-1 was effective for the Company's internal replacements occurring on or after January 1, 2007. Retrospective adoption is not permitted. In connection with the Company's adoption of SOP 05-01 as of January 1, 2007, there was no impact to the Company's consolidated financial position or results of operations.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 2 - Related Party Transactions

John Hancock provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company's balance sheet may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity. The parent company service fee is included in the Company's financial statements in deferred acquisition costs on the Company's Consolidated Balance Sheets, as an investment expense in net investment income and in other operating costs and expenses within the Company's Consolidated Statements of Income. John Hancock charged the Company service fees of $52.2 million, $80.0 million, and $95.9 million for the years ended December 31, 2007, 2006 and 2005, respectively. As of December 31, 2007 and 2006, respectively, the Company owed John Hancock $12.0 million and $145.4 million related to these services. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

John Hancock allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were an expense of $10.5 million, $6.8 million, and $17.3 million in 2007, 2006 and 2005, respectively.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of post-1993 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. This agreement increased the Company's income before income taxes by $4.7 million and $4.7 million (restated) for the years ended December 31, 2007 and 2006, respectively and decreased the Company's income before income taxes by $6.2 million (restated) for the year ended December 31, 2005.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. This agreement was recaptured as of September 30, 2006. This agreement decreased the Company's income before income taxes by $1.4 million for the period from January 1, 2006 through September 30, 2006 and the recapture of the agreement decreased the Company's 2006 income before income taxes by an additional $3.6 million. This agreement decreased the Company's income before income taxes by $2.0 million for the year ended December 31, 2005.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of an agreed upon attachment point for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and $0.8 million from the Company for the years ended December 31, 2006 and 2005. This agreement decreased the Company's income before income taxes by $0.8 million and $0.8 million for the years ended December 31, 2006 and 2005. The Company and John Hancock terminated this reinsurance agreement effective January 1, 2007.

Effective January 1, 2004, the Company entered into a coinsurance funds withheld reinsurance agreement with John Hancock Reassurance Co Ltd. This agreement was amended and restated, effective April 1, 2007, in order to clarify the wording. The risks reinsured under this Agreement are the death benefits that result from the no-lapse guarantee present in the single life and joint life Protection Universal Life Insurance Policies. The Company entered into this Agreement to facilitate the capital management process. Premiums ceded were $0.0 million and $0.2 million for the years ended December 31, 2007 and 2006, respectively. The reinsurance recoverable was $39.8 million and $37.7 million at December 31, 2007 and 2006, respectively.

Effective December 31, 2000, the Company entered into a reinsurance treaty to cede 50% net of third party reinsurance of its level term policies to John Hancock. Effective October 1, 2007, under an amended and restated agreement, the treaty became a coinsurance funds withheld reinsurance agreement. On the same date, as mutually agreed upon by John Hancock, an affiliate, Manulife Reinsurance (Bermuda) Limited (MRBL), and the Company, the treaty was transferred and assigned to MRBL. The reinsurance agreement does not meet the risk transfer definition for U.S. GAAP reporting purposes, as it has been structured so that, under normal economic conditions, the reinsurer is not likely to recognize a significant loss. Only the expense and risk charge is recognized in income. This agreement decreased the Company's income before income taxes by $1.3 million, $1.3 million and $1.2 million for the years ended December 31, 2007, 2006 and 2005, respectively.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 2 - Related Party Transactions (continued)


Effective December 31, 2002, the Company entered into a coinsurance funds withheld treaty with JHRECo to cede 50% net of third party reinsurance of its level term policies. Effective October 1, 2007, the treaty was amended to clarify wording and eliminate ambiguities. The reinsurance agreement does not meet the risk transfer definition for U.S. GAAP reporting purposes, as it has been structured so that, under normal economic conditions, the reinsurer is not likely to recognize a significant loss. Only the expense and risk charge is recognized in income. This agreement decreased the Company's income before income taxes by $1.1 million, $1.0 million and $0.9 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company sells deferred annuity contracts that feature a market value adjustment that are registered with the SEC. The deferred annuity contracts contain variable investment options and fixed investment period options. The fixed investment period options enable the participant to invest fixed amounts of money for fixed terms at fixed interest rates, subject to a market value adjustment if the participant desires to terminate a fixed investment period before its maturity date. The annuity contract provides for the market value adjustment to keep parties whole with respect to the fixed interest bargain for the entire fixed investment period. The Company refers to these fixed investment period options that contain a market value adjustment feature as "MVAs."

On December 30, 2002, JHFS fully and unconditionally guaranteed the Company's obligation to pay amounts due under any MVA that was outstanding on or following such date on transfer, withdrawal, surrender, maturity or annuitization of such MVA. On June 29, 2005, Manulife provided a similar guarantee, both with respect to MVAs outstanding at that time and to those to be issued subsequently. JHFS will continue to guarantee MVAs that were outstanding before June 29, 2005, and JHFS and Manulife will be jointly and severally liable under such guarantees. However, JHFS will not guarantee MVAs issued on or after June 29, 2005.

Manulife's guarantee of the MVAs is an unsecured obligation of Manulife, and is subordinated in the right of payment to the prior payment in full of all other obligations of Manulife, except for other guarantees or obligations of Manulife which by their terms are designated as ranking equally in right of payment with or subordinate to Manulife's guarantee of the MVAs. The Company ceased filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5 in 2003 and JHFS reported condensed consolidating financial information regarding the Company in JHFS' quarterly and annual reports from 2003 to May 2005. Manulife now reports condensed consolidating financial information regarding the Company in Manulife's quarterly and annual reports.

The Company participates in a liquidity pool of its affiliate John Hancock Life Insurance Company (U.S.A.) as set forth in the terms of the Liquidity Pool and Loan Facility Agreements. The Company had $120.4 million and $252.7 million invested in this pool at December 31, 2007 and 2006, respectively. The Company can improve the investment return on their excess cash through participation in this Liquidity Pool.

At December 31, 2007 and 2006, the Company had a $250.0 million line of credit with JHFS. At December 31, 2007 and 2006, the Company had no outstanding borrowings under this agreement.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3 -- Investments

The following information summarizes the components of net investment income and net realized investment gains (losses):

                                                                    Years Ended December 31,
                                                                    ----------------------
                                                                     2007     2006    2005
                                                                    ------   ------  ------
                                                                         (in millions)
Net Investment Income
   Fixed maturities - Restated..................................... $276.8   $265.3  $233.1
   Equity securities...............................................     --      4.6     1.5
   Mortgage loans on real estate...................................   57.7     60.1    54.9
   Real estate.....................................................   12.4     10.5     4.5
   Policy loans....................................................   22.9     20.0    21.3
   Short-term investments..........................................   19.4      8.5     4.4
   Other...........................................................   (6.5)     4.5    17.6
                                                                    ------   ------  ------
   Gross investment income - Restated..............................  382.7    373.5   337.3
       Less investment expenses....................................   15.1     15.3     8.9
                                                                    ------   ------  ------
Net investment income - Restated................................... $367.6   $358.2  $328.4
                                                                    ======   ======  ======
Net realized investment and other gains (losses)
   Fixed maturities................................................ $ (6.4)  $  1.3  $ (1.5)
   Equity securities...............................................   17.6      0.8     1.9
   Mortgage loans on real estate and real estate to be disposed of.   (0.9)     4.0     0.8
   Derivatives and other invested assets...........................   (6.2)   (12.3)    9.8
                                                                    ------   ------  ------
Net realized investment and other gains (losses)................... $  4.1   $ (6.2) $ 11.0
                                                                    ======   ======  ======

Gross gains were realized on the sale of available-for-sale securities of $25.2 million, $20.4 million, and $16.3 million for the years ended December 31, 2007, 2006, and 2005, respectively. Gross losses were realized on the sale of available-for-sale securities of $3.1 million, $14.7 million, and $9.2 million for the years ended December 31, 2007, 2006, and 2005, respectively. In addition, other-than-temporary impairments on available for sale securities of $20.0 million, $9.1 million, and $6.0 million for the years ended December 31, 2007, 2006, and 2005, respectively were recognized in the Consolidated Statements of Income.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3 -- Investments (continued)


The Company's investments in fixed maturities and equity securities are summarized below for the years indicated:

                                                                                            December 31, 2007
                                                                             -----------------------------------------------
                                                                                              Gross      Gross
                                                                                            Unrealized Unrealized
                                                                             Amortized Cost   Gains      Losses   Fair Value
                                                                             -------------- ---------- ---------- ----------
                                                                                              (in millions)
Available-for-Sale:
Corporate securities........................................................    $4,129.2      $44.4      $(44.6)   $4,129.0
Asset-backed and mortgage-backed securities.................................       810.9        6.3       (10.3)      806.9
Obligations of states and political subdivisions............................         9.2         --          --         9.2
U.S. Treasury securities and obligations of U.S. government corporations and
  agencies..................................................................        21.9        0.5          --        22.4
                                                                                --------      -----      ------    --------
Total fixed maturities......................................................     4,971.2       51.2       (54.9)    4,967.5
Equity securities available-for-sale........................................         2.3        2.4        (0.2)        4.5
                                                                                --------      -----      ------    --------
Total fixed maturities and equity securities................................    $4,973.5      $53.6      $(55.1)   $4,972.0
                                                                                ========      =====      ======    ========

                                                                                            December 31, 2006
                                                                             -----------------------------------------------
                                                                                              Gross      Gross
                                                                                            Unrealized Unrealized
                                                                             Amortized Cost   Gains      Losses   Fair Value
                                                                             -------------- ---------- ---------- ----------
                                                                                              (in millions)
Available-for-Sale:
Corporate securities - Restated.............................................    $3,710.7      $20.3      $(46.6)   $3,684.4
Asset-backed and mortgage-backed securities.................................       866.5        4.7       (11.5)      859.7
Obligations of states and political subdivisions............................         2.3         --          --         2.3
U.S. Treasury securities and obligations of U.S. government corporations and
  agencies..................................................................        37.2        0.1          --        37.3
                                                                                --------      -----      ------    --------
Total fixed maturities - Restated...........................................     4,616.7       25.1       (58.1)    4,583.7
Equity securities available-for-sale........................................       109.7       13.0        (0.3)      122.4
                                                                                --------      -----      ------    --------
Total fixed maturities and equity securities - Restated.....................    $4,726.4      $38.1      $(58.4)   $4,706.1
                                                                                ========      =====      ======    ========

The amortized cost and fair value of fixed maturities at December 31, 2007, by contractual maturity, are shown below:

                                                 Amortized Cost Fair Value
                                                 -------------- ----------
                                                       (in millions)
     Available-for-Sale:........................
     Due in one year or less....................    $  270.8     $  271.0
     Due after one year through five years......     1,673.7      1,686.6
     Due after five years through ten years.....     1,221.5      1,214.1
     Due after ten years........................       994.3        988.9
                                                    --------     --------
                                                     4,160.3      4,160.6
     Asset-backed and mortgage-backed securities       810.9        806.9
                                                    --------     --------
     Total......................................    $4,971.2     $4,967.5
                                                    ========     ========

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3 -- Investments - (continued)


As of December 31, 2007 and 2006, fixed maturity securities with a fair value of $18.4 million and $18.5 million were on deposit with government authorities as required by law.

Available-for-sale securities with amortized cost of $2.4 million and $3.2 million were non-income producing for the years ended December 31, 2007 and 2006, respectively.

Depreciation expense on investment real estate was $5.4 million, $3.3 million, and $0.7 million in 2007, 2006, and 2005, respectively. Accumulated depreciation was $11.3 million and $5.9 million at December 31, 2007 and 2006, respectively.

Analysis of unrealized losses on fixed maturity securities

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation, government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, the Manulife Loan Review Committee, a Credit Committee sub-committee, reviews at-risk securities, including where market value is less than eighty percent of amortized cost for six months or more to determine whether impairments need to be taken. This committee, which includes Manulife's Chief Financial Officer, Chief Risk Officer and Chief Investment Officer, meets with the head of workouts, the head of each industry team and the head of portfolio management. The review focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. Results of this review are approved by Manulife's Credit Committee.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;
(2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments; and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of the other-than-temporary impairment charges.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3 -- Investments - (continued)


As of December 31, 2007 and 2006, there were 839 and 977 fixed maturity securities with an aggregate gross unrealized loss of $54.9 million and $58.1 million, of which the single largest unrealized loss was $1.6 million and $1.3 million as of December 31, 2007 and 2006, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover in value or mature.

As of December 31, 2007 and 2006 there were 3 and 4 equity securities with an aggregate gross unrealized loss of $0.2 million and $0.3 million, of which the single largest unrealized loss was $0.2 million and $0.3 million as of December 31, 2007 and 2006 respectively. The Company anticipates that these equity securities will recover in value.

           Unrealized Losses on Fixed Maturity and Equity Securities

                                                             As of December 31, 2007
                               -----------------------------------------------------------------------------------
                                  Less than 12 months             12 months or more                  Total
                               -------------------------      -------------------------    -------------------------
                               Carrying Value                 Carrying Value               Carrying Value
                                of Securities                  of Securities                of Securities
                                 with Gross    Unrealized       with Gross    Unrealized     with Gross    Unrealized
Description of securities:     Unrealized Loss   Losses       Unrealized Loss   Losses     Unrealized Loss   Losses
--------------------------     --------------- ----------     --------------- ----------   --------------- ----------
Federal agency mortgage backed
  securities..................     $ 89.8        $ (1.7)         $  311.3       $ (8.6)       $  401.1       $(10.3)
Corporate bonds...............      600.4         (13.8)          1,055.7        (30.8)        1,656.1        (44.6)
                                   ------        ------          --------       ------        --------       ------
   Total, debt securities.....      690.2         (15.5)          1,367.0        (39.4)        2,057.2        (54.9)
Common stocks.................        1.5          (0.2)               --           --             1.5         (0.2)
                                   ------        ------          --------       ------        --------       ------
   Total......................     $691.7        $(15.7)         $1,367.0       $(39.4)       $2,058.7       $(55.1)
                                   ======        ======          ========       ======        ========       ======

                                                                 As of December 31, 2006
                                   -----------------------------------------------------------------------------------
                                      Less than 12 months             12 months or more                  Total
                                   -------------------------      -------------------------    -------------------------
                                   Carrying Value                 Carrying Value               Carrying Value
                                    of Securities                  of Securities                of Securities
                                     with Gross    Unrealized       with Gross    Unrealized     with Gross    Unrealized
Description of securities:         Unrealized Loss   Losses       Unrealized Loss   Losses     Unrealized Loss   Losses
--------------------------         --------------- ----------     --------------- ----------   --------------- ----------
US Treasury obligations and direct
  obligations of U.S. government
  agencies........................     $ 11.3        $   --          $    3.0       $   --        $   14.3       $   --
Federal agency mortgage backed
  securities......................       99.3          (0.9)            467.9        (10.6)          567.2        (11.5)
Corporate bonds...................      760.7         (11.3)          1,563.9        (35.3)        2,324.6        (46.6)
                                       ------        ------          --------       ------        --------       ------
   Total, debt securities.........      871.3         (12.2)          2,034.8        (45.9)        2,906.1        (58.1)
Common stocks.....................        1.6            --               1.3         (0.3)            2.9         (0.3)
                                       ------        ------          --------       ------        --------       ------
   Total..........................     $872.9        $(12.2)         $2,036.1       $(46.2)       $2,909.0       $(58.4)
                                       ======        ======          ========       ======        ========       ======

Gross unrealized losses above include unrealized losses from hedging adjustments. Gross unrealized losses from hedging adjustments represent the amount of the unrealized loss that results from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reverse over time as the assets and derivatives mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3 -- Investments - (continued)


At December 31, 2007 and 2006, the fixed maturity securities had a total gross unrealized loss of $66.6 million, and $62.5 million, respectively, excluding basis adjustments related to hedging relationships. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies' statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade fixed maturity securities increased to $6.6 million at December 31, 2007 from $3.4 million at December 31, 2006 primarily due to interest rate changes.

Mortgage loans on real estate

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the fair value of the collateral at the date of foreclosure, which establishes a new cost basis.

Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below:

                                    Balance at                      Balance at
                                    Beginning                         End of
                                    of Period  Additions Deductions   Period
                                    ---------- --------- ---------- ----------
                                                  (in millions)
  Year ended December 31, 2007.....
     Mortgage loans on real estate.    $2.8      $1.5       $2.3       $2.0
                                       ----      ----       ----       ----
  Total............................    $2.8      $1.5       $2.3       $2.0
                                       ====      ====       ====       ====
  Year ended December 31, 2006.....
     Mortgage loans on real estate.    $4.0      $1.4       $2.6       $2.8
                                       ----      ----       ----       ----
  Total............................    $4.0      $1.4       $2.6       $2.8
                                       ====      ====       ====       ====
  Years ended December 31, 2005....
     Mortgage loans on real estate.    $3.3      $2.8       $2.1       $4.0
                                       ----      ----       ----       ----
  Total............................    $3.3      $2.8       $2.1       $4.0
                                       ====      ====       ====       ====

At December 31, 2007 and 2006, the total recorded investment in mortgage loans considered to be impaired along with the related provision for losses were as follows:

                                                                  December 31,
                                                                  ------------
                                                                   2007   2006
                                                                  -----  -----
                                                                  (in millions)
 Impaired mortgage loans on real estate with provision for losses $ 3.0  $ 7.4
 Provision for losses............................................  (2.0)  (2.8)
                                                                  -----  -----
 Net impaired mortgage loans on real estate...................... $ 1.0  $ 4.6
                                                                  =====  =====

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3 -- Investments - (continued)


The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                       2007    2006     2005
                                                       ----     -----    -----
                                                        (in millions)
         Average recorded investment in impaired loans $5.2    $10.4    $12.5
         Interest income recognized on impaired loans. $ --    $  --    $ 0.4

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

Restructured mortgage loans aggregated $0.0 million and $1.1 million as of December 31, 2007 and 2006, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                     Years Ended December 31,
                                     ------------------------
                                     2007     2006    2005
                                     ----     ----    ----
                                     (in millions)
                            Expected $0.1     $0.1    $0.4
                            Actual..  0.1      0.1     0.2

At December 31, 2007, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

     Collateral             Carrying    Geographic             Carrying
     Property Type           Amount     Concentration           Amount
     -------------------- ------------- -------------------- -------------
                          (in millions)                      (in millions)
     Apartments..........   $  176.0    East North Central..   $   92.6
     Hotels..............        5.3    East South Central..       43.3
     Industrial..........      135.8    Middle Atlantic.....      115.2
     Office buildings....      140.5    Mountain............       74.2
     Retail..............      291.2    New England.........       78.4
     Mixed use...........       51.1    Pacific.............      285.2
     Agricultural........      184.3    South Atlantic......      203.0
     Other...............       49.5    West North Central..       20.3
                                        West South Central..      120.6
                                        Canada/Other........        0.9

     Allowance for losses       (2.0)   Allowance for losses       (2.0)
                            --------                           --------
     Total...............   $1,031.7    Total...............   $1,031.7
                            ========                           ========

Mortgage loans with outstanding principal balances of $3.2 million were non-income producing at December 31, 2007. There was no non-income producing real estate at December 31, 2007.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 4 - Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2007 and 2006 was $2.5 million and $0.0 million and appears on the Consolidated Balance Sheets in other assets. The fair value of derivative instruments classified as other liabilities at December 31, 2007 and 2006 was $47.0 million and $20.9 million and appears on the Consolidated Balance Sheets in other liabilities.

The Company adopted FASB Derivative Implementation Group Issue No. B36-Embedded
Derivatives: Modified Coinsurance Arrangement and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligator under Those Instruments ("DIG B36") and determined that certain of its reinsurance contracts contained embedded derivatives. In accordance with DIG B36, the Company bifurcated each of the contracts into its debt host and embedded derivative (total return swap) and recorded the embedded derivative at fair value on the balance sheet with charges in fair value recorded in net income. In the case of the Company, DIG B36 results in the establishment of derivative liabilities based on the fair value of all the underlying assets of the respective contracts, including both the assets recorded at amortized cost and the assets recorded at fair value on the Consolidated Balance Sheet. The fair value of derivative instruments, identified as embedded derivatives in modified coinsurance agreements pursuant to DIG B36, are classified as liabilities and appear on the Company's Consolidated Balance Sheets in other liabilities at December 31, 2007 and 2006 were $25.2 million and $17.8 million, respectively.

Fair Value Hedges

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

The Company enters into purchased interest rate cap agreements and interest rate floor agreements to manage the interest rate exposure of options that are embedded in certain assets and liabilities. Purchased interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned or expensed on interest rate cap and floor agreements are recorded as an adjustment to net investment income.

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

The Company recognized a net loss of $4.9 million, and gains of $1.9 million, and $3.3 million related to the ineffective portion of its fair value hedges and no gain or loss related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness for the years ended December 31, 2007, 2006, and 2005, respectively. These amounts are recorded in net realized investment and other gains (losses). In 2007 and 2006, the Company had no hedges of firm commitments.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 4 - Derivatives and Hedging Instruments - (continued)


Cash Flow Hedges

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will make on certain floating rate fixed income securities. Amounts are reclassified from other comprehensive income as a yield adjustment when the payments are made.

For the period ended December 31, 2007, the Company recognized gains of $0.0 million related to the ineffective portion of its cash flow hedges. For the year ended December 31, 2007, all of the Company's hedged forecast transactions qualified as cash flow hedges.

For the period ended December 31, 2007, $0.0 million was reclassified from other accumulated comprehensive income (loss) to earnings. It is anticipated that approximately $0.0 million will be reclassified from other accumulated comprehensive income (loss) to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 5.2 years.

For the years ended December 31, 2007, 2006, and 2005, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the year ended December 31, 2007, gains of $0.2 million (net of tax of $0.1 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income (loss), resulting in a balance of ($0.0) million (net of tax of $0.0 million) at December 31, 2007. For the year ended
December 31, 2006 gains of $0.5 million (net of tax of $0.2 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income (loss), resulting in a balance of ($0.2) million (net of tax of $0.2 million) at December 31, 2006.

Derivatives Not Designated as Hedging Instruments

The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses without designating the derivatives as hedging instruments.

For the years ended December 31, 2007 and 2006, the Company recognized net losses of $7.5 million and $3.5 million, respectively, related to derivatives in a non-hedge relationship. These amounts are recorded in net realized investment and other gains and losses.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 4 - Derivatives and Hedging Instruments - (continued)


Outstanding derivative instruments were as follows:

                                                         December 31,
                                        -----------------------------------------------
                                                   2007                    2006
                                        Notional Carrying Fair  Notional Carrying Fair
                                         Amount   Value   Value  Amount   Value   Value
                                        -------- -------- ----- -------- -------- -----
                                                         (in millions)
Assets:
Derivatives:
   Interest rate swap agreements....... $  220.5  $ 2.5   $ 2.5      --      --      --
   Interest rate cap agreements........    150.0     --      --      --      --      --
   Embedded derivatives................      1.5     --      --      --      --      --

Liabilities:
Derivatives:
   Interest rate swap agreements....... $1,022.0  $42.1   $42.1  $441.5   $15.7   $15.7
   Currency rate swap agreements.......     24.0    4.6     4.6    21.0     4.9     4.9
   Foreign exchange forward agreements.      1.0    0.1     0.1     2.0     0.1     0.1
   Credit default swaps................      8.0     --      --    10.3     0.1     0.1
   Embedded derivatives................      9.8    0.2     0.2     9.8     0.1     0.1

Note 5--Income Taxes

The Company participates in the filing of a life/non-life insurance consolidated federal income tax return. The life insurance sub-group includes three domestic life insurance companies (the Company, John Hancock Life Insurance Company and Manulife Insurance Company) and a Bermuda life insurance company (John Hancock Reassurance Company Ltd.) that is treated as a U.S. company for federal income tax purposes. The non-life insurance company sub-group consists of JHFS, John Hancock Subsidiaries LLC and John Hancock International Holdings, Inc.

In accordance with the income tax-sharing agreements in effect for the applicable tax years, the Company's income tax provision (or benefit) is computed on a separate return basis.

The components of income taxes were as follows:

                                              Years Ended December 31,
                                              -----------------------
                                              2007    2006     2005
                                               -----   -----   -----
                                                (in millions)
                Current taxes:
                   Federal -Restated......... $75.8   $23.7   $(8.8)
                   Foreign...................   0.5      --     0.5
                                               -----   -----   -----
                                               76.3    23.7    (8.3)

                Deferred taxes:
                   Federal - Restated........  15.5    47.0    79.7
                                               -----   -----   -----
                Total income taxes - Restated $91.8   $70.7   $71.4
                                               =====   =====   =====

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 5--Income Taxes - (continued)


A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes to consolidated income tax expense charged to operations follows:

                                              Years Ended December 31,
                                              -----------------------
                                               2007     2006    2005
                                               -----   -----   -----
                                                 (in millions)
              Tax at 35% - Restated.......... $94.6    $74.0   $75.1
              Add (deduct):
                 Prior year taxes - Restated.   1.6      2.7     1.0
                 Tax credits.................  (3.2)    (3.1)   (3.1)
                 Foreign taxes...............    --       --     0.4
                 Other - Restated............  (1.2)    (2.9)   (2.0)
                                               -----   -----   -----
              Total income taxes - Restated.. $91.8    $70.7   $71.4
                                               =====   =====   =====

The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                       December 31,
                                                     ----------------
                                                      2007     2006
                                                     ------  --------
                                                             Restated
                                                      (in millions)
          Deferred tax assets:
             Policy reserve adjustments............. $276.2   $261.8
             Other employee benefits................     --      5.7
             Unrealized losses......................     --      6.6
             Deferred acquisition costs.............  (57.3)    40.7
             Other..................................   11.8      3.9
                                                     ------   ------
                 Total deferred tax assets.......... $230.7   $318.7
                                                     ------   ------
          Deferred tax liabilities:
             Lease income...........................   67.0     52.6
             Securities and other investments.......   62.8    115.5
             Value of business acquired.............  519.2    535.6
             Other..................................   44.4     67.0
                                                     ------   ------
                 Total deferred tax liabilities.....  693.4    770.7
                                                     ------   ------
                 Net deferred tax liabilities....... $462.7   $452.0
                                                     ======   ======

At December 31, 2007 and 2006, the Company had no operating loss carry-forwards. The Company believes that it will realize the full benefits of its deferred tax assets.

The Company made income tax payments of $17.7 million in 2007, received income tax refunds of $21.0 million in 2006 and made income tax payments of $38.1 million in 2005.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 5--Income Taxes - (continued)


The Company files income tax returns in U.S. federal jurisdiction and various state jurisdictions. With few exceptions the Company is no longer subject to U.S. federal, state and local or non U.S. income tax examinations by taxing authorities for years before 1996. The Internal Revenue Service (IRS) completed its examinations for years 1996 through 1998 on September 30, 2003, and completed its examinations for years 1999 through 2001 on October 1, 2006. The Company has filed protests with the IRS Appeals Division of various adjustments raised by the IRS in its examinations of these years. The IRS commenced an examination of the Company's U.S. income tax returns for years 2002 through 2004 in the first quarter of 2007 that is anticipated to be completed by the end of 2009.

The Company adopted the provisions of FIN 48, on January 1, 2007. In connection with the adoption of FIN 48, the Company did not recognize an increase or decrease in its liability for unrecognized tax benefits.

A reconciliation of the beginning and ending amount of unrecognized tax benefits for 2007 is as follows:

                                                              Amount of Unrecognized
                                                                Tax Benefits as of
                                                                December 31, 2007
                                                              ----------------------
                                                                  (in millions)
Balance as of January 1, 2007................................         $ 95.0
Additions based on tax positions related to the current year.           14.7
Reductions based on tax positions related to the current year             --
Additions for tax positions of prior years...................            0.2
Reductions for tax positions of prior years..................           (3.5)
                                                                      ------
Balance as of December 31, 2007..............................         $106.4
                                                                      ======

Included in the balance as of December 31, 2007, are $18.2 million of unrecognized benefits that, if recognized, would affect the Company's effective tax rate.

Included in the balance as of December 31, 2007, are $88.2 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to an earlier period.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2007, 2006, and 2005 the Company recognized approximately $9.9 million, $10.1 million, and $3.6 million in interest expense, respectively. The Company had approximately $33.8 million and $23.9 million accrued for interest as of December 31, 2007 and December 31, 2006, respectively. The Company has not recognized any material amounts of penalties during the years ended December 31, 2007, 2006 and 2005.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 6 - Reinsurance

The effect of reinsurance on premiums written and earned was as follows:

                                2007 Premiums   2006 Premiums   2005 Premiums
                               --------------  --------------  --------------
                               Written Earned  Written Earned  Written Earned
                               ------- ------  ------- ------  ------- ------
                                                (in millions)
  Direct...................... $157.0  $157.3  $162.9  $163.0  $174.9  $176.3
  Assumed.....................    0.9     0.9     0.7     0.7     0.2     0.2
  Ceded - Restated............  (99.0)  (99.0)  (92.8)  (92.8)  (98.9)  (98.9)
                               ------  ------  ------  ------  ------  ------
  Net life premiums - Restated $ 58.9  $ 59.2  $ 70.8  $ 70.9  $ 76.2  $ 77.6
                               ======  ======  ======  ======  ======  ======

For the year ended December 31, 2007, 2006, and 2005, benefits to policyholders under life insurance ceded reinsurance contracts were $45.3 million, $33.5 million and $64.5 million, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

Note 7 - Commitments and Contingencies

Commitments. At December 31, 2007, the Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $18.6 million, and $11.5 million, respectively. If funded, loans related to real estate mortgages would be fully collateralized by mortgage properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $30.1 million at December 31, 2007. The majority of these commitments expire in 2008.

Legal Proceedings. The Company is, primarily through its parent John Hancock, regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission, the Financial Industry Regulatory Authority and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company's compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regularity matters, either individually or in the aggregate, will have a material adverse effect on its financial condition or results of operations.

Note 8 - Shareholder's Equity

Common Stock

The Company has one class of capital stock: common stock of $50 par value with 50,000 shares authorized and outstanding at December 31, 2007 and 2006.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 8 - Shareholder's Equity - (continued)


Accumulated Other Comprehensive Income (Loss)

Changes in accumulated other comprehensive income (loss) for the years indicated are presented below:

                                                                                                              Net
                                                                                                          Accumulated
                                                                                                Net       Gain (Loss)
                                                                                             Unrealized     on Cash
                                                                                           Gains (Losses) Flow Hedges
                                                                                           -------------- -----------
Balance at January 1, 2005                                                                     $ 33.4           --
Gross unrealized gains (losses) (net of deferred income tax benefit of $30.7 million).....      (57.0)
Reclassification adjustment for gains realized in net income (net of income tax expense of
  $2.5 million)...........................................................................       (4.6)
Adjustment to deferred policy acquisition costs (net of deferred income tax expense of
  $8.7 million)...........................................................................       16.1
                                                                                               ------        -----
Net unrealized gains (losses).............................................................      (45.5)
                                                                                               ------        -----
Net accumulated gains (losses) on cash flow hedges (net of deferred income tax benefit of
  $0.4 million)...........................................................................         --         (0.7)
                                                                                               ------        -----
Balance at December 31, 2005                                                                   $(12.1)       $(0.7)
                                                                                               ======        =====
Gross unrealized gains (losses), (net of deferred income tax expense of $4.4 million).....        8.2           --
Reclassification adjustment for gains realized in net income (net of income tax expense of
  $2.0 million)...........................................................................       (3.7)
Adjustment to deferred policy acquisition costs (net of deferred income tax expense of
  $1.5 million)...........................................................................        2.7           --
                                                                                               ------        -----
Net unrealized gains (losses).............................................................        7.2           --
                                                                                               ------        -----
Net accumulated gains (losses) on cash flow hedges (net of deferred income tax expense
  of $0.2 million)........................................................................         --          0.5
                                                                                               ------        -----
Balance at December 31, 2006                                                                   $ (4.9)       $(0.2)
                                                                                               ======        =====
Gross unrealized gains (losses), (net of deferred income tax expense of $14.3 million)....       26.8
Reclassification adjustment for gains realized in net income (net of income tax expense of
  $7.7 million)...........................................................................      (14.4)
Adjustment to deferred policy acquisition costs (net of deferred income tax benefit of
  $1.4 million)...........................................................................       (2.5)
                                                                                               ------        -----
Net unrealized gains (losses).............................................................        9.9
                                                                                               ------        -----
Net accumulated gains (losses) on cash flow hedges (net of deferred income tax expense
  of $0.0 million)........................................................................         --          0.2
                                                                                               ------        -----
Balance at December 31, 2007                                                                   $  5.0        $  --
                                                                                               ======        =====

                                                                                            Accumulated
                                                                                               Other
                                                                                           Comprehensive
                                                                                           Income (Loss)
                                                                                           -------------
Balance at January 1, 2005                                                                    $ 33.4
Gross unrealized gains (losses) (net of deferred income tax benefit of $30.7 million).....     (57.0)
Reclassification adjustment for gains realized in net income (net of income tax expense of
  $2.5 million)...........................................................................      (4.6)
Adjustment to deferred policy acquisition costs (net of deferred income tax expense of
  $8.7 million)...........................................................................      16.1
                                                                                              ------
Net unrealized gains (losses).............................................................     (45.5)
                                                                                              ------
Net accumulated gains (losses) on cash flow hedges (net of deferred income tax benefit of
  $0.4 million)...........................................................................      (0.7)
                                                                                              ------
Balance at December 31, 2005                                                                  $(12.8)
                                                                                              ======
Gross unrealized gains (losses), (net of deferred income tax expense of $4.4 million).....       8.2
Reclassification adjustment for gains realized in net income (net of income tax expense of
  $2.0 million)...........................................................................      (3.7)
Adjustment to deferred policy acquisition costs (net of deferred income tax expense of
  $1.5 million)...........................................................................       2.7
                                                                                              ------
Net unrealized gains (losses).............................................................       7.2
                                                                                              ------
Net accumulated gains (losses) on cash flow hedges (net of deferred income tax expense
  of $0.2 million)........................................................................       0.5
                                                                                              ------
Balance at December 31, 2006                                                                  $ (5.1)
                                                                                              ======
Gross unrealized gains (losses), (net of deferred income tax expense of $14.3 million)....      26.8
Reclassification adjustment for gains realized in net income (net of income tax expense of
  $7.7 million)...........................................................................     (14.4)
Adjustment to deferred policy acquisition costs (net of deferred income tax benefit of
  $1.4 million)...........................................................................      (2.5)
                                                                                              ------
Net unrealized gains (losses).............................................................       9.9
                                                                                              ------
Net accumulated gains (losses) on cash flow hedges (net of deferred income tax expense
  of $0.0 million)........................................................................       0.2
                                                                                              ------
Balance at December 31, 2007                                                                  $  5.0
                                                                                              ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 8 - Shareholder's Equity - (continued)


Net unrealized investment (losses) gains, included in the Consolidated Balance Sheets as a component of shareholder's equity, are summarized as follows:

                                                                             2007   2006    2005
                                                                            -----  ------  ------
                                                                                (in millions)
Balance, end of year comprises:
   Unrealized investment (losses) gains on:................................
       Fixed maturities.................................................... $(3.7) $(33.0) $(27.2)
       Equity investments..................................................   2.2    12.7     0.1
       Other...............................................................   0.2      --    (0.1)
                                                                            -----  ------  ------
Total......................................................................  (1.3)  (20.3)  (27.2)

Amounts of unrealized investment losses (gains) attributable to:
       Deferred policy acquisition cost and value of business acquired.....   8.9    12.8     8.6
       Deferred federal income taxes.......................................  (2.6)    2.6     6.5
                                                                            -----  ------  ------
Total......................................................................   6.3    15.4    15.1
                                                                            -----  ------  ------
Net unrealized investment (losses) gains................................... $ 5.0  $ (4.9) $(12.1)
                                                                            =====  ======  ======

Statutory Results

The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual has been adopted as a component of prescribed or permitted practices by Massachusetts. The Massachusetts Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices, otherwise known as permitted practices.

At December 31, 2007, 2006 and 2005, there were no permitted practices.

The Company's statutory net income for the year ended December 31, 2007 was $172.9 million (unaudited). The Company's statutory surplus as of December 31, 2007 was $609.9 million (unaudited).

Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 9 - Segment Information

The Company operates in the following three business segments: two segments primarily serve retail customers and the third segment is the Corporate Segment. The retail segments are the Protection Segment and the Wealth Management Segment.

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets and distribution channels.

Protection Segment. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual fixed and variable annuities. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

Corporate Segment. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the reporting segments.

The accounting policies of the segments are the same as those described in Note 1-- Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following tables summarize selected financial information by segment for the periods indicated:

                                                                                          Wealth
                                                                            Protection  Management   Corporate Consolidated
                                                                            ---------- ------------- --------- ------------
                                                                                       (in millions)
Year ended December 31, 2007
Revenues:
   Revenue from external customers......................................... $   385.3     $ 19.0       $  --    $   404.3
   Net investment income...................................................     359.3       11.6        (3.3)       367.6
   Net realized investment gains (losses)..................................       6.8       (0.3)       (2.4)         4.1
                                                                            ---------     ------       -----    ---------
   Revenues................................................................ $   751.4     $ 30.3       $(5.7)   $   776.0
                                                                            =========     ======       =====    =========
Net Income:
   Net income.............................................................. $   179.0     $  8.1       $(8.6)   $   178.5
                                                                            =========     ======       =====    =========
Supplemental Information:
   Equity in net income of investees accounted for by the equity method.... $    10.5     $ (0.2)      $  --    $    10.3
   Carrying value of investments accounted for by the equity method........     145.4        5.7          --        151.1
   Amortization of deferred policy acquisition costs and value of business
     acquired..............................................................      51.3        7.8          --         59.1
   Income taxes............................................................      90.6        0.5         0.7         91.8
   Segment assets.......................................................... $17,235.7     $920.3       $38.2    $18,194.2

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 9 - Segment Information - (continued)


                                                                                          Wealth
                                                                            Protection  Management   Corporate Consolidated
                                                                            ---------- ------------- --------- ------------
                                                                                       (in millions)
Year ended December 31, 2006
Revenues:
   Revenue from external customers - Restated.............................. $   311.8    $   21.9      $  --    $   333.7
   Net investment income...................................................     348.0        10.1        0.1        358.2
   Net realized investment gains (losses)..................................      (5.9)       (0.1)      (0.2)        (6.2)
                                                                            ---------    --------      -----    ---------
   Revenues - Restated..................................................... $   653.9    $   31.9      $(0.1)   $   685.7
                                                                            =========    ========      =====    =========
Net Income:
   Net income - Restated................................................... $   141.9    $    0.2      $(1.4)   $   140.7
                                                                            =========    ========      =====    =========
Supplemental Information:
   Equity in net income of investees accounted for by the equity method.... $    12.7    $     --      $  --    $    12.7
   Carrying value of investments accounted for by the equity method........     138.8         7.5         --        146.3
   Amortization of deferred policy acquisition costs and value of business
     acquired - Restated...................................................      66.9         9.4         --         76.3
   Income taxes - Restated.................................................      71.4        (0.2)      (0.5)        70.7
   Segment assets - Restated............................................... $16,897.2    $1,041.1      $23.5    $17,961.8

                                                                                          Wealth
                                                                            Protection  Management   Corporate Consolidated
                                                                            ---------- ------------- --------- ------------
                                                                                       (in millions)
Year ended December 31, 2005
Revenues:
   Revenue from external customers - Restated.............................. $   294.1    $   28.8      $  --    $   322.9
   Net investment income - Restated........................................     315.9        13.5       (1.0)       328.4
   Net realized investment gains (losses)..................................       9.9         1.3       (0.2)        11.0
                                                                            ---------    --------      -----    ---------
   Revenues - Restated..................................................... $   619.9    $   43.6       (1.2)   $   662.3
                                                                            =========    ========      =====    =========
Net Income:
   Net income - Restated................................................... $   136.5    $    9.0      $(2.3)   $   143.2
                                                                            =========    ========      =====    =========
Supplemental Information:
   Equity in net income of investees accounted for by the equity method.... $    27.8    $    0.6         --    $    28.4
   Carrying value of investments accounted for by the equity method........     243.5        12.7         --        256.2
   Amortization of deferred policy acquisition costs and value of business
     acquired - Restated...................................................      23.8         9.1         --         32.9
   Income taxes - Restated.................................................      70.8         1.8       (1.2)        71.4

The Company operates primarily in the United States. The Company has no reportable major customers.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 10 - Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

For fixed maturity securities, (including preferred stocks) fair values are obtained from external pricing services where available, broker dealer quotes are used for thinly traded securities and a spread pricing matrix is used when price quotes are not available, which typically is the case for our private placement securities. The spread pricing matrix is based on credit quality, country of issue, market sector and average investment life and is created for these dimensions through brokers' estimates of public spreads derived from their respective publications.

The fair value for equity securities is based on quoted market prices.

The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rates or the fair value of the underlying collateral for loans that are collateral dependent.

The carrying values for policy loans and cash and cash equivalents approximates their respective fair values.

The fair value for fixed-rate deferred annuities is the cash surrender value, including any market value adjustment on MVA funds. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and credit default swaps. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                           December 31,
                                                -----------------------------------
                                                      2007              2006
                                                ----------------- -----------------
                                                Carrying  Fair    Carrying  Fair
                                                 Value    Value    Value    Value
                                                -------- -------- -------- --------
                                                           (in millions)
Assets:
   Fixed maturities - Restated................. $4,967.5 $4,967.5 $4,583.7 $4,583.7
   Equity securities...........................      4.5      4.5    122.4    122.4
   Mortgage loans on real estate...............  1,031.7  1,016.1  1,056.2  1,042.8
   Policy loans................................    465.3    465.3    441.6    441.6
   Cash and cash equivalents...................    184.9    184.9    265.5    265.5
Derivatives:
   Interest rate swap agreements...............      2.5      2.5       --       --

Liabilities:
   Fixed rate deferred and immediate annuities. $  198.8 $  191.2 $  245.1 $  245.1
Derivatives:
   Interest rate swap agreements...............     42.1     42.1     15.7     15.7
   Currency rate swap agreements...............      4.6      4.6      4.9      4.9
   Foreign exchange forward agreements.........      0.1      0.1      0.1      0.1
   Credit default swaps........................       --       --      0.1      0.1
   Embedded derivatives........................      0.2      0.2      0.1      0.1

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11 -- Goodwill and Other Intangible Assets

The Company recognized several intangible assets which resulted from business combinations including Manulife's acquisition of the Company. Brand name, distribution networks, and goodwill were initially recognized at the time of the acquisition of the Company by Manulife.

The following tables contain summarized financial information for each of these intangible assets as of the dates and periods indicated.

                                                     Accumulated
                                                     Amortization
                                      Gross Carrying  and Other   Net Carrying
                                          Amount       Changes       Amount
                                      -------------- ------------ ------------
                                                   (in millions)
 December 31, 2007
    Unamortizable intangible assets:.
        Goodwill.....................    $  410.8      $    --      $  410.8
        Brand name...................        84.7           --          84.7
    Amortizable intangible assets:...
        Distribution networks........       134.4         (8.5)        125.9
        VOBA.........................     1,376.3       (100.5)      1,275.8

 December 31, 2006
    Unamortizable intangible assets:.
        Goodwill.....................    $  410.8      $    --      $  410.8
        Brand name...................        84.7           --          84.7
    Amortizable intangible assets:...
        Distribution networks........       134.4         (5.3)        129.1
        VOBA.........................     1,376.3        (77.3)      1,299.0

                                                                                                          Years Ended December 31,
                                                                                                          ------------------------
                                                                                                          2007     2006    2005
                                                                                                           -----    -----   -----
                                                                                                            (in millions)
Aggregate amortization expense
Distribution networks, net of tax of $1.1 million, $0.9 million, and $ 0.7 million, respectively......... $ 2.1    $ 1.8   $ 1.4
VOBA, net of tax of $7.0 million, $8.9 million, and $18.5 million, respectively..........................  13.1     16.4    34.4
                                                                                                           -----    -----   -----
Aggregate amortization expense, net of tax of $8.1 million, $9.8 million, and $19.2 million, respectively $15.2    $18.2   $35.8
                                                                                                           =====    =====   =====

                                                                                   Tax     Net
                                                                                  Effect Expense
                                                                                  ------ -------
                                                                                  (in millions)
Estimated future aggregate amortization expense for the years ending December 31,
   2008.......................................................................... $19.5   $36.2
   2009..........................................................................  20.4    37.8
   2010..........................................................................  21.3    39.5
   2011..........................................................................  21.9    40.7
   2012..........................................................................  22.4    41.6

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11 -- Goodwill and Other Intangible Assets - (continued)


The following tables present the continuity of each of the Company's unamortizable and amortizable intangible assets for the periods presented.

Unamortizable intangible assets:

                                                   Wealth
                                      Protection Management Consolidated
                                      ---------- ---------- ------------
                                                (in millions)
       Goodwill:
       Balance at January 1, 2007....   $368.5     $42.3       $410.8
                                        ------     -----       ------
       Balance at December 31, 2007..   $368.5     $42.3       $410.8
                                        ======     =====       ======

                                                   Wealth
                                      Protection Management Consolidated
                                      ---------- ---------- ------------
                                                (in millions)
       Goodwill:
       Balance at January 1, 2006....   $368.5     $42.3       $410.8
                                        ------     -----       ------
       Balance at December 31, 2006..   $368.5     $42.3       $410.8
                                        ======     =====       ======

                                                   Wealth
                                      Protection Management Consolidated
                                      ---------- ---------- ------------
                                                (in millions)
       Brand name:
       Balance at January 1, 2007....   $ 79.9     $ 4.8       $ 84.7
                                        ------     -----       ------
       Balance at December 31, 2007..   $ 79.9     $ 4.8       $ 84.7
                                        ======     =====       ======

                                                   Wealth
                                      Protection Management Consolidated
                                      ---------- ---------- ------------
                                                (in millions)
       Brand name:
       Balance at January 1, 2006....   $ 79.9     $ 4.8       $ 84.7
                                        ------     -----       ------
       Balance at December 31, 2006..   $ 79.9     $ 4.8       $ 84.7
                                        ======     =====       ======

       Amortizable intangible assets:

                                                   Wealth
                                      Protection Management Consolidated
                                      ---------- ---------- ------------
                                                (in millions)
       Distribution network:
       Balance at January 1, 2007....   $126.6     $ 2.5       $129.1
       Amortization..................     (3.2)       --         (3.2)
                                        ------     -----       ------
       Balance at December 31, 2007..   $123.4     $ 2.5       $125.9
                                        ======     =====       ======

                                                   Wealth
                                      Protection Management Consolidated
                                      ---------- ---------- ------------
                                                (in millions)
       Distribution network:
       Balance at January 1, 2006....   $129.3     $ 2.5       $131.8
       Amortization..................     (2.7)       --         (2.7)
                                        ------     -----       ------
       Balance at December 31, 2006..   $126.6     $ 2.5       $129.1
                                        ======     =====       ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11 -- Goodwill and Other Intangible Assets - (continued)


                                                                             Wealth
                                                                Protection Management Consolidated
                                                                ---------- ---------- ------------
                                                                          (in millions)
VOBA:
Balance at January 1, 2007.....................................  $1,251.4    $47.6      $1,299.0
Amortization...................................................     (12.4)    (7.7)        (20.1)
Adjustment to unrealized gains on securities available for sale      (2.2)    (0.9)         (3.1)
                                                                 --------    -----      --------
Balance at December 31, 2007...................................  $1,236.8    $39.0      $1,275.8
                                                                 ========    =====      ========

                                                                             Wealth
                                                                Protection Management Consolidated
                                                                ---------- ---------- ------------
                                                                          (in millions)
VOBA:
Balance at January 1, 2006.....................................  $1,266.7    $56.5      $1,323.2
Amortization...................................................     (16.1)    (9.2)        (25.3)
Adjustment to unrealized gains on securities available for sale       0.8      0.3           1.1
                                                                 --------    -----      --------
Balance at December 31, 2006...................................  $1,251.4    $47.6      $1,299.0
                                                                 ========    =====      ========

Note 12 - Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contractholder (traditional variable annuities). The Company also issues variable life insurance and variable annuity contracts which contain certain guarantees (variable contracts with guarantees) which are discussed more fully below.

During 2007 and 2006, there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contractholders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company's Consolidated Statements of Income.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force. At December 31, 2007 and December 31, 2006, the Company had the following variable life contracts with guarantees.

                                                    December 31,   December 31,
                                                        2007           2006
                                                    ------------   ------------
                                                    (in millions, except for age)
  Life insurance contracts with guaranteed benefits
  In the event of death
     Account value.................................   $6,437.8       $6,231.6
     Net amount at risk related to deposits........       50.9           81.0
     Average attained age of contractholders.......         46             46

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 12 - Certain Separate Accounts - (Continued)


The variable annuity contracts are issued through separate accounts and the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals,
(b) total deposits made to the contract less any partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary or (d) a combination benefit of (b) and (c) above. Most business issued after May 2003 has a proportional reduction in the amount guaranteed for partial withdrawal benefit instead of a dollar-for-dollar reduction. These variable annuity contract guarantees include benefits that are payable in the event of death or annuitization.

For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit (GMDB) in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, (i.e., guaranteed minimum income benefit, or GMIB) the net amount at risk is defined as the excess of the current annuitization income base over the current account value. At December 31, 2007 and December 31, 2006, the Company had the following variable annuity contracts with guarantees. (Note that the Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.)

                                                                                   December 31,         December 31,
                                                                                       2007                 2006
                                                                                   ------------         ------------
                                                                                   (in millions, except for age and percent)
Guaranteed minimum death benefit

   Return of net deposits.........................................................
   In the event of death:.........................................................
       Account value..............................................................    $209.3               $257.4
       Net amount at risk.........................................................       9.4                 13.1
       Average attained age of contractholders....................................        65                   65

   Return of net deposits plus a minimum return...................................
   In the event of death:.........................................................
       Account value..............................................................    $112.0               $130.5
       Net amount at risk.........................................................      45.5                 47.1
       Average attained age of contractholders....................................        67                   67
       Guaranteed minimum return rate.............................................         5%                   5%

   Highest specified anniversary account value minus withdrawals post anniversary.
   In the event of death:.........................................................
       Account value..............................................................    $420.8               $506.2
       Net amount at risk.........................................................      30.6                 38.8
       Average attained age of contractholders....................................        63                   64

Guaranteed minimum income benefit
       Account value..............................................................    $ 47.6               $ 50.4
       Net amount at risk.........................................................       8.6                  8.7
       Average attained age of contractholders....................................        63                   63

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 12 - Certain Separate Accounts - (Continued)


Account balances of variable contracts with guarantees invest in variable separate accounts with the following characteristics:

                                      December 31, December 31,
                 Type of Fund             2007         2006
                 ------------         ------------ ------------
                                            (in millions)
                 Domestic Equity.....   $4,374.1     $4,306.1
                 International Equity      806.6        771.0
                 Balanced............      894.8        988.1
                 Bonds...............      769.2        763.8
                 Money Market........      502.1        506.0
                                        --------     --------
                    Total............   $7,346.8     $7,335.0
                                        ========     ========

The GMDB on life and annuity contracts and the (GMIB) on annuity contracts are valued in accordance with Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. The following summarizes the liabilities for guarantees on variable contracts reflected in the general account as of December 31, 2007 and 2006, respectively:

                                      Guaranteed     Guaranteed
                                        Minimum       Minimum
                                     Death Benefit Income Benefit
                                        (GMDB)         (GMIB)     Totals
                                     ------------- -------------- ------
                                               ( in millions)
        Balance at January 1, 2007..     $30.3          $0.9      $31.2
        Incurred guaranteed benefits       3.7            --        3.7
        Other reserves changes......      (0.4)          0.1       (0.3)
                                         -----          ----      -----
        Balance at December 31, 2007     $33.6          $1.0      $34.6
                                         =====          ====      =====

        Balance at January 1, 2006..     $26.1          $0.7      $26.8
        Incurred guaranteed benefits       1.9            --        1.9
        Other reserves changes......       2.3           0.2        2.5
                                         -----          ----      -----
        Balance at December 31, 2006     $30.3          $0.9      $31.2
                                         =====          ====      =====

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 12 - Certain Separate Accounts - (Continued)


The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2007 and 2006:

  . Data used included stochastically generated investment performance scenarios.

  . Mean return and volatility assumptions have been determined for each of the asset classes noted above.

  . Annuity mortality for 2007 was based on 1994 MGDB table multiplied by factors varied by rider types and qualified/non-qualified business (2006 assumptions was 100% of the Annuity 2000 table).

  . Life products used purchase GAAP mortality, lapse, mean investment performance, and discount rate assumptions included in the related deferred acquisition cost (DAC) and value of business acquired (VOBA) models which varied by product.

  . Annuity base lapse rates vary by contract type and duration and range from 1 percent to 29 percent for 2007 and from 1 percent to 25 percent for 2006.

  .  Annuity discount rate was 6.5% which is consistent with the VOBA models.

The GMIB reserve held is equal to the accumulation of fees collected on this rider. This method of approximation is deemed acceptable since only 7% of the business (or $47.6 million of account value) has this rider.

AUDITED FINANCIAL STATEMENTS

John Hancock Variable Annuity Account I of
John Hancock Life Insurance Company
December 31, 2007

                   John Hancock Variable Annuity Account I of
                       John Hancock Life Insurance Company

                          Audited Financial Statements

                                December 31, 2007

                                    CONTENTS

Report of Ernst & Young LLP, Independent Registered Public
   Accounting Firm ........................................................    1
Statement of Assets and Liabilities .......................................    2
Statement of Operations and Changes in Contract Owners' Equity ............    5
Notes to Financial Statements .............................................   12

(ERNST & YOUNG LOGO)  - ERNST & YOUNG LLP                - PHONE: (617) 266-2000
                        200 CLARENDON STREET               FAX: (617) 266-5843
                        BOSTON, MASSACHUSETTS 02116-5072   WWW.EY.COM

           REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM

To the Contract Owners of
John Hancock Variable Annuity Account I of John Hancock Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Annuity Account I (the "Account") comprised of the following sub-accounts,

Active Bond Series NAV
Blue Chip Series NAV
Bond Index Series NAV
Capital Appreciation Series NAV
Equity Income Series NAV
Equity Index Series NAV
Financial Services Series NAV
Global Bond Series NAV
Growth & Income Series NAV
High Yield Series NAV
International Equity Index Series NAV
Managed Series NAV
Mid Cap Stock Series NAV
Mid Cap Value B Series NAV
Money Market Series NAV
Overseas Equity B Series NAV
Real Estate Securities Series NAV
Short-Term Bond Series NAV
Small Cap Emerging Growth Series NAV
Small Cap Value Series NAV
Total Stock Index Series NAV

as of December 31, 2007, and the related statement of operations and changes in contract owners' equity for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts constituting John Hancock Variable Annuity Account I at December 31, 2007, and the results of their operations and the changes in their contract owners' equity for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

April 15, 2008


                                        /s/ Ernst & young LLP

                  A member firm of Ernst & Young Global Limited

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                                              Capital       Equity                   Financial
                                     Active Bond    Blue Chip  Bond Index  Appreciation     Income    Equity Index   Services
                                      Series NAV   Series NAV  Series NAV   Series NAV    Series NAV   Series NAV   Series NAV
                                     -----------  -----------  ----------  ------------  -----------  ------------  ----------
TOTAL ASSETS
Investments at fair value            $22,399,281  $32,594,096  $2,306,213   $10,946,607  $29,059,876  $20,489,961     $   10
                                     ===========  ===========  ==========   ===========  ===========  ===========     ======
NET ASSETS
Contracts in accumulation            $22,370,858  $32,546,921  $2,306,213   $10,942,939  $29,012,949  $20,470,654     $   10
Contracts in payout (annuitization)       28,423       47,175          --         3,668       46,927       19,307         --
                                     -----------  -----------  ----------   -----------  -----------  -----------     ------
Total net assets                     $22,399,281  $32,594,096  $2,306,213   $10,946,607  $29,059,876  $20,489,961     $   10
                                     ===========  ===========  ==========   ===========  ===========  ===========     ======
Units outstanding                      1,076,002    1,191,239     165,332       860,332    1,139,507      917,633          1
Unit value                           $     20.82  $     27.36  $    13.95   $     12.72  $     25.50  $     22.33     $10.00
Shares                                 2,382,902    1,504,806     234,610     1,088,132    1,768,708    1,106,967          1
Cost                                 $22,924,004  $23,662,679  $2,357,619   $ 9,721,976  $28,453,653  $17,473,667     $    9

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                     Growth                International    Managed        Mid        Mid Cap
                                     Global Bond    & Income   High Yield   Equity Index     Series     Cap Stock     Value B
                                      Series NAV  Series NAV   Series NAV    Series NAV       NAV       Series NAV  Series NAV
                                     -----------  -----------  ----------  -------------  -----------  -----------  ----------
TOTAL ASSETS
Investments at fair value             $6,475,524  $80,721,997  $1,187,782   $10,460,574   $83,557,306  $24,705,585  $2,434,767
                                      ==========  ===========  ==========   ===========   ===========  ===========  ==========
NET ASSETS
Contracts in accumulation             $6,445,470  $80,591,926  $1,187,782   $10,460,574   $83,261,980  $24,680,467  $2,434,767
Contracts in payout (annuitization)       30,054      130,071          --            --       295,326       25,118          --
                                      ----------  -----------  ----------   -----------   -----------  -----------  ----------
Total net assets                      $6,475,524  $80,721,997  $1,187,782   $10,460,574   $83,557,306  $24,705,585  $2,434,767
                                      ==========  ===========  ==========   ===========   ===========  ===========  ==========
Units outstanding                        343,237    2,836,117     101,892       395,968     3,483,774      617,223     107,541
Unit value                            $    18.87  $     28.46  $    11.66   $     26.42   $     23.98  $     40.03  $    22.64
Shares                                   427,145    6,371,113     125,558       496,703     6,589,693    1,541,209     228,402
Cost                                  $6,462,960  $74,426,478  $1,240,177   $ 8,303,461   $86,295,416  $20,850,972  $2,700,737

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                                                          Small Cap
                                                    Overseas   Real Estate  Short-Term     Emerging     Small Cap   Total Stock
                                     Money Market   Equity B    Securities     Bond     Growth Series     Value        Index
                                      Series NAV   Series NAV   Series NAV  Series NAV        NAV       Series NAV   Series NAV
                                     ------------  ----------  -----------  ----------  -------------  -----------  -----------
TOTAL ASSETS
Investments at fair value             $13,663,731  $9,749,495  $12,091,512  $5,602,408   $16,672,503   $5,020,355      $   15
NET ASSETS
Contracts in accumulation             $13,638,688  $9,749,495  $12,091,512  $5,599,256   $16,651,439   $5,020,355      $   15
Contracts in payout (annuitization)        25,043          --           --       3,152        21,064           --          --
                                      -----------  ----------  -----------  ----------   -----------   ----------      ------
Total net assets                      $13,663,731  $9,749,495  $12,091,512  $5,602,408   $16,672,503   $5,020,355      $   15
                                      ===========  ==========  ===========  ==========   ===========   ==========      ======
Units outstanding                         937,372     539,308      268,852     360,053     1,009,243      200,055           1
Unit value                            $     14.58  $    18.08  $     44.97  $    15.56   $     16.52   $    25.09      $15.00
Shares                                 13,663,731     700,898      979,863     593,476     1,612,428      310,473           1
Cost                                  $13,663,731  $7,750,269  $18,660,622  $5,981,919   $14,255,282   $5,926,665      $   13

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                 Active Bond Series NAV     Blue Chip Series NAV     Bond Index Series NAV
                                                ------------------------  ------------------------  -----------------------
                                                    2007         2006         2007         2006        2007         2006
                                                -----------  -----------  -----------  -----------  ----------  -----------
Income:
   Dividend distributions received              $ 2,157,762  $   919,423  $   278,678  $    98,469  $  244,337  $   119,787
Expenses:
   Mortality and expense risk and
      administrative charges                        366,875      459,185      504,527      557,763      35,689       46,639
                                                -----------  -----------  -----------  -----------  ----------  -----------
Net investment income (loss)                      1,790,887      460,238     (225,849)    (459,294)    208,648       73,148
                                                -----------  -----------  -----------  -----------  ----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received                   --           --           --           --          --           --
   Net realized gain (loss)                         153,243      407,460    1,998,388    1,278,316     (22,085)     (42,694)
                                                -----------  -----------  -----------  -----------  ----------  -----------
Realized gains (losses)                             153,243      407,460    1,998,388    1,278,316     (22,085)     (42,694)
                                                -----------  -----------  -----------  -----------  ----------  -----------
Unrealized appreciation (depreciation) during
   the period                                    (1,317,539)     (39,469)   1,946,177    1,977,483     (55,280)      39,600
                                                -----------  -----------  -----------  -----------  ----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                           626,591      828,229    3,718,716    2,796,505     131,283       70,054
                                                -----------  -----------  -----------  -----------  ----------  -----------
Changes from principal transactions:
   Purchase payments                                150,760      158,468      279,578      350,131      27,647       32,906
   Transfers between sub-accounts and the
      company                                      (865,466)    (842,910)    (292,102)    (741,402)    (22,308)    (246,652)
   Withdrawals                                   (5,395,484)  (8,172,727)  (7,281,950)  (8,273,329)   (522,393)    (811,759)
                                                -----------  -----------  -----------  -----------  ----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (6,110,190)  (8,857,169)  (7,294,474)  (8,664,600)   (517,054)  (1,025,505)
                                                -----------  -----------  -----------  -----------  ----------  -----------
Total increase (decrease) in contract owners'
   equity                                        (5,483,599)  (8,028,940)  (3,575,758)  (5,868,095)   (385,771)    (955,451)
Contract owners' equity at beginning of period   27,882,880   35,911,820   36,169,854   42,037,949   2,691,984    3,647,435
                                                -----------  -----------  -----------  -----------  ----------  -----------
Contract owners' equity at end of period        $22,399,281  $27,882,880  $32,594,096  $36,169,854  $2,306,213  $ 2,691,984
                                                ===========  ===========  ===========  ===========  ==========  ===========

                                                    2007         2006         2007         2006        2007         2006
                                                -----------  -----------  -----------  -----------  ----------  -----------
Units, beginning of period                       1,364,261    1,810,389    1,462,993    1,832,203     203,942     283,303
Units issued                                         5,296        8,045       14,366       10,113      13,125      21,549
Units redeemed                                     293,555      454,173      286,120      379,323      51,735     100,910
                                                 ---------    ---------    ---------    ---------     -------     -------
Units, end of period                             1,076,002    1,364,261    1,191,239    1,462,993     165,332     203,942
                                                 =========    =========    =========    =========     =======     =======

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                  Capital Appreciation
                                                       Series NAV         Equity Income Series NAV   Equity Index Series NAV
                                                ------------------------  ------------------------  ------------------------
                                                    2007         2006         2007         2006         2007         2006
                                                -----------  -----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions received              $    41,858  $        --  $   957,790  $   581,250  $   674,773  $   318,827
Expenses:
   Mortality and expense risk and
      administrative charges                        164,892      121,115      480,805      526,984      336,907      387,961
                                                -----------  -----------  -----------  -----------  -----------  -----------
Net investment income (loss)                       (123,034)    (121,115)     476,985       54,266      337,866      (69,134)
                                                -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received               49,524           --    3,609,599    2,312,284           --           --
   Net realized gain (loss)                         169,414      (97,603)   1,119,454      822,845     (447,123)  (1,409,799)
                                                -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses)                             218,938      (97,603)   4,729,053    3,135,129     (447,123)  (1,409,799)
                                                -----------  -----------  -----------  -----------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                     1,005,904      218,726   (4,413,925)   2,560,886    1,078,878    4,938,205
                                                -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                         1,101,808            8      792,113    5,750,281      969,621    3,459,272
                                                -----------  -----------  -----------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                                160,768       93,817      234,013      296,867      188,730      224,625
   Transfers between sub-accounts and the
      company                                      (162,432)  13,650,491     (349,363)    (651,460)    (832,992)    (578,156)
   Withdrawals                                   (2,182,591)  (1,715,262)  (6,630,329)  (8,913,495)  (5,431,473)  (6,493,652)
                                                -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (2,184,255)  12,029,046   (6,745,679)  (9,268,088)  (6,075,735)  (6,847,183)
                                                -----------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                        (1,082,447)  12,029,054   (5,953,566)  (3,517,807)  (5,106,114)  (3,387,911)
Contract owners' equity at beginning of period   12,029,054           --   35,013,442   38,531,249   25,596,075   28,983,986
                                                -----------  -----------  -----------  -----------  -----------  -----------
Contract owners' equity at end of period        $10,946,607  $12,029,054  $29,059,876  $35,013,442  $20,489,961  $25,596,075
                                                ===========  ===========  ===========  ===========  ===========  ===========

                                                    2007         2006         2007         2006         2007         2006
                                                -----------  -----------  -----------  -----------  -----------  -----------
Units, beginning of period                       1,040,626           --    1,398,532    1,805,269    1,190,720    1,534,381
Units issued                                        16,734    1,225,549       30,128       21,951        7,115       10,822
Units redeemed                                     197,028      184,923      289,153      428,688      280,202      354,483
                                                 ---------    ---------    ---------    ---------    ---------    ---------
Units, end of period                               860,332    1,040,626    1,139,507    1,398,532      917,633    1,190,720
                                                 =========    =========    =========    =========    =========    =========

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                 Financial
                                                 Services
                                                Series NAV   Global Bond Series NAV   Growth & Income Series NAV
                                                ----------  ------------------------  --------------------------
                                                2007  2006      2007         2006          2007         2006
                                                ----  ----  -----------  -----------  ------------  ------------
Income:
   Dividend distributions received               $ 2   $--  $   499,880  $        --  $  1,594,106  $    582,313
Expenses:
   Mortality and expense risk and
      administrative charges                      --    --      100,395      126,752     1,350,693     1,535,491
                                                 ---   ---  -----------  -----------  ------------  ------------
Net investment income (loss)                       2    --      399,485     (126,752)      243,413      (953,178)
                                                 ---   ---  -----------  -----------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received            --    --           --      114,601     8,210,718     6,146,361
   Net realized gain (loss)                       --    --      (53,208)    (127,715)     (945,275)   (8,747,056)
                                                 ---   ---  -----------  -----------  ------------  ------------
Realized gains (losses)                           --    --      (53,208)     (13,114)    7,265,443    (2,600,695)
                                                 ---   ---  -----------  -----------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                     (2)    2      158,256      465,913    (4,706,972)   14,327,803
                                                 ---   ---  -----------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                         --     2      504,533      326,047     2,801,884    10,773,930
                                                 ---   ---  -----------  -----------  ------------  ------------
Changes from principal transactions:
   Purchase payments                              --    --       32,954       35,072       584,136       711,571
   Transfers between sub-accounts and the
      company                                     --    --     (134,937)    (266,813)   (2,781,050)   (1,752,668)
   Withdrawals                                    --    --   (1,585,833)  (2,271,408)  (19,838,593)  (22,214,354)
                                                 ---   ---  -----------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions             --    --   (1,687,816)  (2,503,149)  (22,035,507)  (23,255,451)
                                                 ---   ---  -----------  -----------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                         --     2   (1,183,283)  (2,177,102)  (19,233,623)  (12,481,521)
Contract owners' equity at beginning of period    10     8    7,658,807    9,835,909    99,955,620   112,437,141
                                                 ---   ---  -----------  -----------  ------------  ------------
Contract owners' equity at end of period         $10   $10  $ 6,475,524  $ 7,658,807  $ 80,721,997  $ 99,955,620
                                                 ===   ===  ===========  ===========  ============  ============

                                                2007  2006      2007         2006          2007         2006
                                                ----  ----  -----------  -----------  ------------  -----------
Units, beginning of period                         1     1      438,572      584,245     3,585,974    4,474,416
Units issued                                      --    --        7,294       15,830         5,768        5,639
Units redeemed                                    --    --      102,629      161,503       755,625      894,081
                                                 ---   ---      -------      -------     ---------    ---------
Units, end of period                               1     1      343,237      438,572     2,836,117    3,585,974
                                                 ===   ===      =======      =======     =========    =========

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                          International Equity
                                                 High Yield Series NAV      Index Series NAV          Managed Series NAV
                                                ----------------------  ------------------------  --------------------------
                                                   2007        2006         2007         2006         2007          2006
                                                ----------  ----------  -----------  -----------  ------------  ------------
Income:
   Dividend distributions received              $  179,718  $  123,994  $   529,388  $    85,159  $  4,981,501  $  1,793,854
Expenses:
   Mortality and expense risk and
      administrative charges                        21,119      26,372      153,787      150,814     1,390,095     1,687,052
                                                ----------  ----------  -----------  -----------  ------------  ------------
Net investment income (loss)                       158,599      97,622      375,601      (65,655)    3,591,406       106,802
                                                ----------  ----------  -----------  -----------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                  --          --    1,035,292       83,285     1,717,798     8,029,566
   Net realized gain (loss)                         36,337     (14,224)     594,252      411,981    (2,533,450)   (5,045,496)
                                                ----------  ----------  -----------  -----------  ------------  ------------
Realized gains (losses)                             36,337     (14,224)   1,629,544      495,266      (815,652)    2,984,070
                                                ----------  ----------  -----------  -----------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                     (188,576)     20,023     (616,084)   1,818,660    (2,043,701)    3,144,471
                                                ----------  ----------  -----------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                            6,360     103,421    1,389,061    2,248,271       732,053     6,235,343
                                                ----------  ----------  -----------  -----------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                13,507      13,753      146,034       82,917       512,529       645,591
   Transfers between sub-accounts and the
      company                                      (62,885)    104,824      485,972    1,795,178    (3,014,319)   (3,843,888)
   Withdrawals                                    (456,579)   (527,951)  (2,021,842)  (2,930,622)  (20,142,683)  (25,443,345)
                                                ----------  ----------  -----------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions             (505,957)   (409,374)  (1,389,836)  (1,052,527)  (22,644,473)  (28,641,642)
                                                ----------  ----------  -----------  -----------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                         (499,597)   (305,953)        (775)   1,195,744   (21,912,420)  (22,406,299)
Contract owners' equity at beginning of period   1,687,379   1,993,332   10,461,349    9,265,605   105,469,726   127,876,025
                                                ----------  ----------  -----------  -----------  ------------  ------------
Contract owners' equity at end of period        $1,187,782  $1,687,379  $10,460,574  $10,461,349  $ 83,557,306  $105,469,726
                                                ==========  ==========  ===========  ===========  ============  ============

                                                   2007        2006         2007         2006         2007          2006
                                                ----------  ----------  -----------  -----------  ------------  ------------
Units, beginning of period                        144,948     185,886     452,969      505,968      4,410,193     5,636,765
Units issued                                        5,571      16,777      35,730      114,158         19,773        13,187
Units redeemed                                     48,627      57,715      92,731      167,157        946,192     1,239,759
                                                  -------     -------     -------      -------      ---------     ---------
Units, end of period                              101,892     144,948     395,968      452,969      3,483,774     4,410,193
                                                  =======     =======     =======      =======      =========     =========

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                              Mid Cap Value B
                                                Mid Cap Stock Series NAV        Series NAV         Money Market Series NAV
                                                ------------------------  ----------------------  ------------------------
                                                    2007         2006        2007        2006         2007         2006
                                                -----------  -----------  ----------  ----------  -----------  -----------
Income:
   Dividend distributions received              $     2,190  $        --  $   60,352  $    9,569  $   679,694  $   754,167
Expenses:
   Mortality and expense risk and
      administrative charges                        366,608      370,398      41,481      43,028      207,779      237,972
                                                -----------  -----------  ----------  ----------  -----------  -----------
Net investment income (loss)                       (364,418)    (370,398)     18,871     (33,459)     471,915      516,195
                                                -----------  -----------  ----------  ----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            6,206,989    1,045,345     583,870     241,827           --           --
   Net realized gain (loss)                       1,687,694    1,022,668     120,665     180,619          746        1,677
                                                -----------  -----------  ----------  ----------  -----------  -----------
Realized gains (losses)                           7,894,683    2,068,013     704,535     422,446          746        1,677
                                                -----------  -----------  ----------  ----------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                    (2,676,417)   1,098,773    (722,383)    129,263           --           --
                                                -----------  -----------  ----------  ----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                         4,853,848    2,796,388       1,023     518,250      472,661      517,872
                                                -----------  -----------  ----------  ----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                                154,106      156,363      19,100      17,654       82,870       63,109
   Transfers between sub-accounts and the
      company                                        49,504      (17,358)   (145,777)    129,954    2,703,875    2,390,534
   Withdrawals                                   (5,028,689)  (3,764,444)   (579,366)   (595,889)  (4,593,048)  (5,684,245)
                                                -----------  -----------  ----------  ----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (4,825,079)  (3,625,439)   (706,043)   (448,281)  (1,806,303)  (3,230,602)
                                                -----------  -----------  ----------  ----------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                            28,769     (829,051)   (705,020)     69,969   (1,333,642)  (2,712,730)
Contract owners' equity at beginning of period   24,676,816   25,505,867   3,139,787   3,069,818   14,997,373   17,710,103
                                                -----------  -----------  ----------  ----------  -----------  -----------
Contract owners' equity at end of period        $24,705,585  $24,676,816  $2,434,767  $3,139,787  $13,663,731  $14,997,373
                                                ===========  ===========  ==========  ==========  ===========  ===========

                                                    2007         2006        2007        2006         2007         2006
                                                -----------  -----------  ----------  ----------  -----------  -----------
Units, beginning of period                        751,427      869,780      137,465     159,357    1,060,424    1,295,219
Units issued                                       19,463       15,788        9,755      19,612      255,677      236,964
Units redeemed                                    153,667      134,141       39,679      41,504      378,729      471,759
                                                  -------      -------      -------     -------    ---------    ---------
Units, end of period                              617,223      751,427      107,541     137,465      937,372    1,060,424
                                                  =======      =======      =======     =======    =========    =========

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                    Overseas Equity B       Real Estate Securities        Short-Term Bond
                                                       Series NAV                 Series NAV                Series NAV
                                                ------------------------  -------------------------  ------------------------
                                                    2007         2006         2007          2006         2007         2006
                                                -----------  -----------  ------------  -----------  -----------  -----------
Income:
   Dividend distributions received              $   240,561  $    97,755  $    438,660  $   333,482  $   586,351  $   284,352
Expenses:
   Mortality and expense risk and
      administrative charges                        148,352      154,663       238,689      263,194       92,016      116,152
                                                -----------  -----------  ------------  -----------  -----------  -----------
Net investment income (loss)                         92,209      (56,908)      199,971       70,288      494,335      168,200
                                                -----------  -----------  ------------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            1,171,803      372,925     8,001,704    3,100,747           --           --
   Net realized gain (loss)                         824,280      839,238      (225,902)     475,227      (42,775)     (63,577)
                                                -----------  -----------  ------------  -----------  -----------  -----------
Realized gains (losses)                           1,996,083    1,212,163     7,775,802    3,575,974      (42,775)     (63,577)
                                                -----------  -----------  ------------  -----------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                    (1,009,494)     589,294   (10,515,974)   1,905,005     (337,243)     106,309
                                                -----------  -----------  ------------  -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                         1,078,798    1,744,549    (2,540,201)   5,551,267      114,317      210,932
                                                -----------  -----------  ------------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                                 83,474       77,137       144,727      140,029       42,567       53,881
   Transfers between sub-accounts and the
      company                                        75,792      168,522    (2,423,262)      (9,388)    (188,855)    (257,217)
   Withdrawals                                   (2,020,403)  (2,377,847)   (2,306,412)  (3,594,030)  (1,408,538)  (1,957,325)
                                                -----------  -----------  ------------  -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (1,861,137)  (2,132,188)   (4,584,947)  (3,463,389)  (1,554,826)  (2,160,661)
                                                -----------  -----------  ------------  -----------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                          (782,339)    (387,639)   (7,125,148)   2,087,878   (1,440,509)  (1,949,729)
Contract owners' equity at beginning of period   10,531,834   10,919,473    19,216,660   17,128,782    7,042,917    8,992,646
                                                -----------  -----------  ------------  -----------  -----------  -----------
Contract owners' equity at end of period        $ 9,749,495  $10,531,834  $ 12,091,512  $19,216,660  $ 5,602,408  $ 7,042,917
                                                ===========  ===========  ============  ===========  ===========  ===========

                                                    2007         2006         2007          2006         2007         2006
                                                -----------  -----------  ------------  -----------  -----------  -----------
Units, beginning of period                        646,210      790,931       351,790      427,872      460,374      605,450
Units issued                                       20,357       31,148         9,006       12,205        7,045        8,120
Units redeemed                                    127,259      175,869        91,944       88,287      107,366      153,196
                                                  -------      -------       -------      -------      -------      -------
Units, end of period                              539,308      646,210       268,852      351,790      360,053      460,374
                                                  =======      =======       =======      =======      =======      =======

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                       Total
                                                                                                       Stock
                                                   Small Cap Emerging          Small Cap Value         Index
                                                    Growth Series NAV            Series NAV         Series NAV
                                                ------------------------  ------------------------  ----------
                                                    2007         2006         2007         2006     2007  2006
                                                -----------  -----------  -----------  -----------  ----  ----
Income:
   Dividend distributions received              $        --  $        --  $    62,136  $     7,982   $ 1   $--
Expenses:
   Mortality and expense risk and
      administrative charges                        253,562      282,872       95,118      104,665    --    --
                                                -----------  -----------  -----------  -----------   ---   ---
Net investment income (loss)                       (253,562)    (282,872)     (32,982)     (96,683)    1    --
                                                -----------  -----------  -----------  -----------   ---   ---
Realized gains (losses) on investments:
   Capital gain distributions received            3,899,159           --    1,162,181    1,284,553    --    --
   Net realized gain (loss)                       1,055,231    1,341,722      256,605      652,299    --    --
                                                -----------  -----------  -----------  -----------   ---   ---
Realized gains (losses)                           4,954,390    1,341,722    1,418,786    1,936,852    --    --
                                                -----------  -----------  -----------  -----------   ---   ---
Unrealized appreciation (depreciation) during
   the period                                    (2,634,119)   1,023,922   (1,581,656)    (672,261)   --     1
                                                -----------  -----------  -----------  -----------   ---   ---
Net increase (decrease) in contract owners'
   equity from operations                         2,066,709    2,082,772     (195,852)   1,167,908     1     1
                                                -----------  -----------  -----------  -----------   ---   ---
Changes from principal transactions:
   Purchase payments                                160,986      178,862       76,482      121,453    --    --
   Transfers between sub-accounts and the
      company                                       (87,626)    (215,393)    (729,435)    (865,049)   --    --
   Withdrawals                                   (3,388,962)  (3,948,023)  (1,168,591)  (1,286,246)   --    --
                                                -----------  -----------  -----------  -----------   ---   ---
Net increase (decrease) in contract owners'
   equity from principal transactions            (3,315,602)  (3,984,554)  (1,821,544)  (2,029,842)   --    --
                                                -----------  -----------  -----------  -----------   ---   ---
Total increase (decrease) in contract owners'
   equity                                        (1,248,893)  (1,901,782)  (2,017,396)    (861,934)    1     1
Contract owners' equity at beginning of period   17,921,396   19,823,178    7,037,751    7,899,685    14    13
                                                -----------  -----------  -----------  -----------   ---   ---
Contract owners' equity at end of period        $16,672,503  $17,921,396  $ 5,020,355  $ 7,037,751   $15   $14
                                                ===========  ===========  ===========  ===========   ===   ===

                                                    2007         2006         2007         2006     2007  2006
                                                -----------  -----------  -----------  -----------  ----  ----
Units, beginning of period                       1,218,554    1,507,468     268,357      354,071       1     1
Units issued                                        20,614       72,818      16,176       18,059      --    --
Units redeemed                                     229,925      361,732      84,478      103,773      --    --
                                                 ---------    ---------     -------      -------     ---   ---
Units, end of period                             1,009,243    1,218,554     200,055      268,357       1     1
                                                 =========    =========     =======      =======     ===   ===

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

1. ORGANIZATION

John Hancock Variable Annuity Account I (the "Account") is a separate investment account of John Hancock Variable Life Insurance Company (the "Company"), a wholly-owned subsidiary of John Hancock Financial Services, Inc. ("John Hancock"). John Hancock, in turn, is an indirect, wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded stock life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial. The Account was formed to fund variable annuity contracts issued by the Company. Currently, the Account funds the Independence Preferred, Independence 2000, Marketplace Variable Annuity, and Variable Annuity Contracts. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended (the "Act"), and currently consists of twenty-one sub-accounts which are invested exclusively in shares of a corresponding Portfolio of the John Hancock Trust (the "Trust").

Each sub-account holds shares of a particular series ("Portfolio") of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer three classes of units to fund variable annuity contracts issued by the Company. These classes, Series I, Series II and Series NAV, respectively, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II and Series NAV shares of the Trust differ in the level of 12b-1 fees and other expenses assessed against the Portfolio's assets. At December 31, 2007, the sub-accounts had only issued Series NAV units and were only invested in Series NAV shares of the Trust.

In addition to the Account, certain contract owners may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

Investments made in the Portfolios of the Trust are valued at the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

NET ASSETS IN PAYOUT (ANNUITIZATION) PERIOD

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3.5%, unless the annuitant elects otherwise, in which case the rate may be 5.0% or 6.0%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes.

EXPENSES

The Company assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which asset charges are deducted at various annual rates, ranging from .65% to 1.5%, depending on the type of contract, of net assets of the sub-account. The Company makes certain other deductions from contract owner payments for premium taxes, rider fees, surrender fees, and annual contract fees, which are accounted for as a reduction of net assets resulting from contract owner transactions.

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2007.

STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 157, FAIR VALUE MEASUREMENTS ("SFAS 157")

On September 15, 2006, the FASB issued SFAS 157. This standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to market-unobservable data. It requires enhanced disclosure of fair value measurements including tabular disclosure by level of fair valued assets and liabilities within the hierarchy and tabular presentation of continuity within the period of those fair value items valued using the lowest hierarchy level.

SFAS 157 will be effective for the Account beginning January 1, 2008 and will then be prospectively applicable. The Account expects that the adoption of SFAS 157 will not have a material effect on its financial position and results of operations.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES, AN INTERPRETATION OF FASB STATEMENT NO. 109

In July 2006, the FASB released "Accounting for Uncertainty in Income Taxes" ("FIN 48") to clarify accounting for income taxes recognized in the financial statements in accordance with FASB 109, "Accounting for Income Taxes." FIN 48 is effective for fiscal years beginning after December 15, 2006 and prescribes a comprehensive model for how an entity should recognize, measure, present and disclose in its financial statements uncertain tax positions that the entity has taken or expect to take on a tax return. Upon adoption, as of January 1, 2007, FIN 48 had no impact on the financial statements of the Account.

RECLASSIFICATION

Certain amounts in the prior year financial statements have been reclassified to conform with the amounts in the current year financial statements.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2007

3. TRANSACTIONS WITH AFFILIATES

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. The Company has underwriting and distribution agreements with its affiliate, John Hancock Distributors, LLC ("JH Distributors"). JH Distributors is owned by MFC. John Hancock Investment Management Services, LLC ("JHIMS"), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

4. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments from the Portfolios of the Trust during 2007 were as follows:

                                         Details of Investments
                                        ------------------------
Sub-account                              Purchases      Sales
-----------                             ----------   -----------
Active Bond Series NAV                  $2,250,280   $ 6,569,583
Blue Chip Series NAV                       616,113     8,136,435
Bond Index Series NAV                      415,957       724,363
Capital Appreciation Series NAV            282,916     2,540,572
Equity Income Series NAV                 5,279,285     7,938,380
Equity Index Series NAV                    809,673     6,547,543
Financial Services Series NAV                   --            --
Global Bond Series NAV                     617,515     1,905,846
Growth & Income Series NAV               9,947,866    23,529,243
High Yield Series NAV                      242,373       589,730
International Equity Index Series NAV    2,463,550     2,442,492
Managed Series NAV                       7,115,569    24,450,838
Mid Cap Stock Series NAV                 6,901,295     5,883,803
Mid Cap Value B Series NAV                 871,707       975,009
Money Market Series NAV                  4,273,625     5,608,013
Overseas Equity B Series NAV             1,743,483     2,340,608
Real Estate Securities Series NAV        8,974,163     5,357,436
Short-Term Bond Series NAV                 682,939     1,743,429
Small Cap Emerging Growth Series NAV     4,196,273     3,866,278
Small Cap Value Series NAV               1,648,052     2,340,397
Total Stock Index Series NAV                    --            --

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                               AT DECEMBER 31,                   FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                    -------------------------------------   ------------------------------------------------------
                                                                                                 INVESTMENT
                                     UNITS    UNIT FAIR VALUE     ASSETS       EXPENSE RATIO       INCOME         TOTAL RETURN
        SUB-ACCOUNT          YEAR   (000S)   HIGHEST TO LOWEST    (000S)    HIGHEST TO LOWEST*     RATIO**    HIGHEST TO LOWEST***
        -----------          ----   ------   -----------------   --------   ------------------   ----------   --------------------
Active Bond Series NAV       2007   1,076     $18.96 to $13.61   $ 22,399     1.50% to 0.65%        8.57%         3.36% to 2.49%
                             2006   1,364       25.19 to 13.16     27,883      1.50 to 0.65         2.93           3.87 to 2.99
                             2005   1,810       24.44 to 12.67     35,912      1.50 to 0.65         1.37           1.88 to 1.02
                             2004   2,283       17.78 to 12.44     44,366      1.50 to 0.65         3.36           4.07 to 3.19
                             2003   2,773       17.23 to 11.95     52,126      1.50 to 0.65         4.37           5.79 to 4.89
Blue Chip Series NAV         2007   1,191       24.23 to 14.44     32,594      1.50 to 0.65         0.81         12.09 to 11.14
                             2006   1,463       33.23 to 12.88     36,170      1.50 to 0.65         0.26           8.88 to 7.95
                             2005    1832       30.75 to 11.83     42,038      1.50 to 0.65         0.00         13.06 to 12.41
Bond Index Series NAV        2007     165       14.53 to 13.88      2,306      1.50 to 1.00         9.91           6.07 to 5.54
                             2006     204       13.70 to 13.15      2,692      1.50 to 1.00         3.74           3.03 to 2.52
                             2005     283       13.29 to 12.83      3,647      1.50 to 1.00         1.71           1.38 to 0.87
                             2004     385       13.11 to 12.72      4,917      1.50 to 1.00         4.51           3.01 to 2.50
                             2003     462       12.73 to 12.41      5,747      1.50 to 1.00         4.27           2.57 to 2.06
Capital Appreciation
   Series NAV                2007     860        12.65 to 6.05     10,947      1.50 to 0.65         0.37         10.97 to 10.04
                             2006   1,041        13.36 to 5.45     12,029      1.50 to 0.65         0.00           1.23 to 0.65
Equity Income Series NAV     2007   1,140       25.43 to 15.45     29,060      1.50 to 0.65         2.89           2.72 to 1.86
                             2006   1,399       25.24 to 15.04     35,013      1.50 to 0.65         1.61         18.28 to 17.28
                             2005    1805       21.50 to 12.72     38,531      1.50 to 0.65         0.00           6.39 to 5.78
Equity Index Series NAV      2007     918       22.27 to 11.71     20,490      1.50 to 0.65         2.89           4.57 to 3.69
                             2006   1,191       21.71 to 11.20     25,596      1.50 to 0.65         1.19         14.82 to 13.84
                             2005   1,534        19.05 to 9.75     28,984      1.50 to 0.65         0.50           3.97 to 3.09
                             2004   1,838        18.30 to 9.38     33,596      1.50 to 0.65         1.78           9.98 to 9.05
                             2003   2,156        16.78 to 8.53     35,594      1.50 to 0.65         2.90         27.59 to 26.51
Financial Services Series
   NAV                       2007     --(a)              11.00         --(b)           0.65         1.42                  (7.34)
                             2006     --(a)              11.87         --(b)           0.65         0.00                  22.36
                             2005     --(a)               9.70         --(b)   0.65 to 0.00         0.00                  14.44
Global Bond Series NAV       2007     343       18.78 to 15.26      6,476      1.50 to 0.65         7.23           8.90 to 7.98
                             2006     439       17.58 to 14.01      7,659      1.50 to 0.65         0.00           4.59 to 3.71
                             2005     584       16.93 to 13.40      9,836      1.50 to 0.65         0.00        (6.38) to (6.91)

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                               DECEMBER 31, 2007

5. UNIT VALUES (CONTINUED)

                                               AT DECEMBER 31,                   FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                    -------------------------------------   ------------------------------------------------------
                                                                                                 INVESTMENT
                                     UNITS    UNIT FAIR VALUE     ASSETS       EXPENSE RATIO       INCOME         TOTAL RETURN
        SUB-ACCOUNT          YEAR   (000S)   HIGHEST TO LOWEST    (000S)    HIGHEST TO LOWEST*     RATIO**    HIGHEST TO LOWEST***
        -----------          ----   ------   -----------------   --------   ------------------   ----------   --------------------
Growth & Income Series NAV   2007   2,836     $25.95 to $16.77   $ 80,722     1.50% to 1.00%        1.73%         3.04% to 2.53%
                             2006   3,586       37.27 to 16.28     99,956      1.50 to 1.00         0.56         11.60 to 11.05
                             2005   4,474       33.53 to 14.58    112,437      1.50 to 1.00         0.18           7.90 to 7.36
                             2004   5,407       21.23 to 13.52    126,257      1.50 to 1.00         1.08           9.85 to 9.31
                             2003   6,373       19.42 to 12.30    135,779      1.50 to 1.00         0.89         23.11 to 22.50
High Yield Series NAV        2007     102       13.46 to 11.60      1,188      1.50 to 0.65        12.23           0.98 to 0.13
                             2006     145       13.33 to 11.59      1,687      1.50 to 0.65         6.72           9.75 to 8.82
                             2005     186       12.15 to 10.65      1,993      1.50 to 0.65         0.00           6.14 to 5.53
International Equity Index
   Series NAV                2007     396       24.92 to 16.01     10,461      1.50 to 0.65         5.01         15.07 to 14.10
                             2006     453       26.62 to 13.91     10,461      1.50 to 0.65         0.83         26.29 to 25.22
                             2005     506       21.24 to 11.02      9,266      1.50 to 0.65         1.23         18.51 to 15.10
                             2004     553       15.15 to 13.53      8,772      1.50 to 1.00         2.24         19.05 to 18.46
                             2003     645       12.79 to 11.37      8,603      1.50 to 1.00         2.92         40.58 to 39.88
Managed Series NAV           2007   3,484       21.81 to 16.63     83,557      1.50 to 1.00         5.24           0.95 to 0.45
                             2006   4,410       30.37 to 16.48    105,470      1.50 to 1.00         1.56           6.41 to 5.88
                             2005   5,637       28.65 to 15.49    127,876      1.50 to 1.00         0.62           1.69 to 1.18
                             2004   6,906       20.27 to 15.23    154,574      1.50 to 1.00         1.87           7.11 to 6.57
                             2003   8,133       19.02 to 14.22    170,359      1.50 to 1.00         3.18         17.82 to 17.23
Mid Cap Stock Series NAV     2007     617       40.02 to 21.85     24,706      1.50 to 0.65         0.01         22.79 to 21.76
                             2006     751       33.22 to 17.80     24,677      1.50 to 0.65         0.00         12.92 to 11.97
                             2005     870       29.64 to 15.76     25,506      1.50 to 0.65         0.00         26.67 to 25.95
Mid Cap Value B Series NAV   2007     108       22.50 to 18.68      2,435      1.50 to 0.65         2.08        (0.14) to (0.98)
                             2006     137       23.66 to 18.70      3,140      1.50 to 0.65         0.32         19.57 to 18.55
                             2005     159       19.85 to 15.64      3,070      1.50 to 0.65         0.05           6.69 to 5.79
                             2004     188       18.12 to 14.66      3,368      1.50 to 0.65         0.34         17.97 to 16.97
                             2003     176       15.49 to 12.43      2,701      1.50 to 0.65         4.18         47.63 to 42.99
Money Market Series NAV      2007     937       13.83 to 11.62     13,664      1.50 to 0.65         4.73           4.16 to 3.28
                             2006   1,060       15.55 to 11.15     14,997      1.50 to 0.65         4.59           4.03 to 3.15
                             2005   1,295       15.06 to 10.72     17,710      1.50 to 0.65         2.86           2.30 to 1.43
                             2004   1,816       12.80 to 10.48     24,429      1.50 to 0.65         1.04          0.43 to (0.42)
                             2003   2,726       12.85 to 10.44     36,360      1.50 to 0.65         0.97          0.30 to (0.55)

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES (CONTINUED)

                                                                                 FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                               AT DECEMBER 31,              ------------------------------------------------------
                                    -------------------------------------                        INVESTMENT
                                     UNITS    UNIT FAIR VALUE     ASSETS       EXPENSE RATIO       INCOME         TOTAL RETURN
        SUB-ACCOUNT          YEAR   (000S)   HIGHEST TO LOWEST    (000S)    HIGHEST TO LOWEST*     RATIO**    HIGHEST TO LOWEST***
        -----------          ----   ------   -----------------   --------   ------------------   ----------   --------------------
Overseas Equity B Series     2007     539     $17.99 to $14.48     $9,749     1.50% to 0.65%        2.34%       11.80% to 10.86%
                             2006     646       16.40 to 12.95     10,532      1.50 to 0.65         0.92         18.99 to 17.98
                             2005     791       13.89 to 10.89     10,919      1.50 to 0.65         0.54         17.64 to 16.65
                             2004     959        11.79 to 9.25     11,324      1.50 to 0.65         0.49          10.30 to 9.37
                             2003     519        10.78 to 8.39      5,578      1.50 to 0.65         1.48         31.50 to 30.39
Real Estate Securities
   Series NAV                2007     269       41.99 to 30.55     12,092      1.50 to 1.00         2.70      (16.40) to (16.81)
                             2006     352       74.65 to 36.54     19,217      1.50 to 1.00         1.86         36.79 to 36.11
                             2005     428       54.79 to 26.71     17,129      1.50 to 1.00         0.00         13.08 to 12.70
Short-Term Bond Series NAV
                             2007     360       15.51 to 12.48      5,602      1.50 to 0.65         9.27           2.58 to 1.72
                             2006     460       15.41 to 12.16      7,043      1.50 to 0.65         3.58           3.87 to 2.99
                             2005     605       14.95 to 11.71      8,993      1.50 to 0.65         1.63           1.51 to 0.65
                             2004     777       14.71 to 11.54     11,403      1.50 to 0.65         2.96          0.77 to (0.09)
                             2003     922       14.72 to 11.45     13,555      1.50 to 0.65         3.41           2.10 to 1.23
Small Cap Emerging Growth
   Series NAV                2007   1,009       16.44 to 16.18     16,673      1.50 to 0.65         0.00         13.25 to 12.29
                             2006   1,219       14.80 to 14.29     17,921      1.50 to 0.65         0.00         12.74 to 11.78
                             2005   1,507       13.23 to 12.67     19,823      1.50 to 0.65         0.00         16.58 to 15.60
                             2004   1,873       11.33 to 10.87     21,293      1.50 to 0.65         0.00           8.74 to 7.82
                             2003     701       10.51 to 10.00      7,381      1.50 to 0.65         0.00         47.86 to 46.62
Small Cap Value Series NAV   2007     200       25.00 to 22.95      5,020      1.50 to 0.65         0.95        (3.55) to (4.36)
                             2006     268       26.32 to 23.79      7,038      1.50 to 0.65         0.11         18.54 to 17.54
                             2005     354       22.37 to 20.07      7,900      1.50 to 0.65         0.16           8.50 to 7.58
                             2004     394       20.66 to 18.48      8,154       1.5 to 0.65         0.87         24.55 to 23.50
                             2003     430       16.73 to 14.84      7,195       1.5 to 0.65         0.66         37.08 to 35.92
Total Stock Index Series
   NAV                       2007      --(a)             15.26        --(b)            0.65         2.30                   4.51
                             2006      --(a)             14.60        --(b)            0.65         0.00                  14.58
                             2005      --(a)             12.74        --(b)            0.65         0.00                  10.66

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES (CONTINUED)

* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

a.   Units not greater than 500 units.

b.   Assets not greater than $500.

6. DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                            PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.


(A) FINANCIAL STATEMENTS.

(1) Financial Statements of the Depositor, John Hancock Variable Life Insurance Company. [FILED HEREWITH]

(2) Financial Statements of the Registrant, John Hancock Variable Annuity Account I. [FILED HEREWITH]


(B) EXHIBITS:

1. John Hancock Variable Life Insurance Company Board Resolution establishing the John Hancock Variable Annuity Account I, dated June 15, 1994, incorporated by reference to Registration Statement File No. 333-16949, filed on Form N-4 EL on November 27, 1996.

2.   Not Applicable.

3. (a) Form of Distribution and Servicing Agreement by and among John Hancock Distributors (formerly known as Manulife Securities Services LLC), John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company and their respective existing and future Separate Accounts, incorporated by reference to Post-Effective Amendment No. 50 to File No. 002-38827 filed on on May 1, 2006.

     (b) Specimen Variable Contracts Selling Agreement between Signator Investors, Inc., and selling broker-dealers, incorporated by reference to Post-Effective Amendment No. 5 to File No. 333-16949, filed on November 17, 2000.

4. Form of periodic payment deferred annuity contract, incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant's Registration Statement filed with the Commission on December 13, 1997.

5. Form of annuity contract application, incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant's Registration Statement filed with the Commission on December 13, 1997.

6. (a) John Hancock Variable Life Insurance Company Certificate of Incorporation, incorporated by reference to Post-Effective Amendment No. 2 to File No. 033-79108, filed on Form S-6 on January 11, 1996.


     (b) John Hancock Variable Life Insurance Company's By-Laws, as amended and restated May 19, 2006, incorporated by reference to Post Effective Amendment No. 15 to this Registration Statement, File No. 033-82648, filed on May 1, 2007.


7.   Not Applicable.


8. (a) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005, incorporated by reference to Pre-Effective Amendment No. 1 to File No. 333-126668, filed on October 12, 2005.

     (b) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to Post- Effective Amendment No. 9 to File No. 333-85284, filed in April, 2007.

     (c) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 9 to File No. 333-85284, filed in April, 2007.


9. Opinion and Consent of Counsel incorporated by reference to the Registrant's Registration Statement filed with the Commission on August 10, 1994.

10.  (a)  Not Applicable


     (b)  Consent of Independent Registered Public Account Firm. [FILED
          HEREWITH]


     (c)  Not Applicable.

     (d)  Not Applicable.

     (e) Powers of attorney for James R. Boyle, Jonathan Chiel, Robert A. Cook, Marc Costantini, John D. DesPrez III, and Warren Thomson, incorporated by reference to Post-Effective Amendment No. 14 to this Registration Statement, File No. 033-82648, filed on May 1, 2006.

     (f) Powers of attorney for Hugh McHaffie and Lynne Patterson, incorporated by reference to Post-Effective Amendment No. 15 to this Registration Statement, File No. 033-82648, filed on May 1, 2007.

     (g) Powers of attorney for James R. Boyle, Jonathan Chiel, John D. DesPrez, Scott S. Hartz, Hugh McHaffie, Lynne Patterson, and Warren Thomson. [FILED HEREWITH]


11.  Not Applicable.

12.  Not Applicable.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR at the time of filing.


NAME AND PRINCIPAL BUSINESS ADDRESS   POSITION WITH DEPOSITOR
-----------------------------------   -----------------------
John D. DesPrez III*                  Chairman
James R. Boyle*                       Director and President
Jonathan Chiel*                       Director and Vice President
Scott S. Hartz                        Director, Executive Vice President and
                                      Chief Investment Officer-US Investments
Hugh McHaffie*                        Director and Senior Vice President
Lynne Patterson*                      Director, Vice President and Chief Financial Officer
Warren A. Thomson**                   Director and Vice President
Emanuel Alves*                        Vice President, Counsel and Corporate Secretary
Stephen J. Blewitt                    Vice President - Investment
George H. Braun                       Vice President - Investment
Marc Costantini                       Executive Vice President
Willma H. Davis                       Vice President -  Investment
Peter de Vries                        Vice President
Steven Finch                          Executive Vice President
Philip W. Freiberger                  Vice President - Investment
Richard Harris                        Vice President and Appointed Actuary
Marianne Harrison                     Executive Vice President
E. Kendall Hines, Jr.                 Vice President - Investment
James Hoodlet                         Vice President
Naveed Irshad                         Vice President
Cynthia Lacasse                       Vice President
Peter Levitt                          Senior Vice President and Treasurer
Nathaniel Margolis                    Vice President
Katherine MacMillan                   Executive Vice President
William McPadden                      Vice President - Investment
Mark Newton                           Vice President
Jacques Ouimet                        Vice President
Phillip J. Peters                     Vice President - Investment
Jonathan Porter                       Vice President
Krishna Ramdial                       Vice President, Treasury
Steven Mark Ray                       Vice President - Investment
Timothy A. Roseen                     Vice President - Investment
Alan R. Seghezzi                      Senior Vice President
Ivor Thomas                           Vice President - Investment
Brooks Tingle                         Vice President
Jeffery Whitehead                     Vice President and Controller

*    Principal business office is 601 Congress Street, Boston, MA 02210

**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

All of the above-named officers and directors can be contacted at the following business address: John Hancock Variable Life Insurance Company, 601 Congress Street, Boston, MA 02210.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

Registrant is a separate account of John Hancock Variable Life Insurance Company ("JHVLICO" or the "Company"), operated as a unit investment trust. Registrant supports certain benefits payable under JHVLICO's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the "Trust"), which is a "series" type of mutual fund registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct JHVLICO with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, JHVLICO directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, JHVLICO and its affiliates are controlled by Manulife Financial Corporation ("MFC"). A list of other persons controlled by MFC as of December 31, 2007 appears below:

                         MANULIFE FINANCIAL CORPORATION
                   PRINCIPAL SUBSIDIARIES - DECEMBER 31, 2007

                                                                                                       ----------------------
                                                                                                         Manulife Financial
                                                                                                        Corporation (Canada)
                                                                                                       ----------------------
                                                                                                                  |
                                                                                                                  |
                                                                                                                  |-----------------
                                                                                                                  |
                                                                                                                  |
                                                                                                       ----------------------
                                                                                                       The Manufacturers Life
                                                                                                        Insurance Company (1)
                                                                                                              (Canada)
                                                                                                       ----------------------
                                                                                                                  |
                                                                                                                  |
                                                                                                                  |
 -----------------------------------------------------------------------------------------------------------------
|                  |                |                    |         :        |                  |              |
|                  |                |                    |         : 97.74% |                  |              |
|    ------------- |  ------------- |  --------------    |   -------------- |  --------------- |  ----------- |  ----------
|          NAL     |    MFC Global  |     Berkshire      |      Manulife    |      Manulife    |   MFC Global |      MLI
|       Resources  |    Investment  |     Insurance      |      Insurance    --    Holdings    |      Fund    |   Resources
|---   Management  |--  Management  |-- Services Inc.    |     (Thailand)          (Bermuda)    -- Management  --   Inc.
|        Limited   |     (U.S.A.)   |     (Ontario)      |       Public      --     Limited         (Europe)      (Alberta)
|       (Canada)   |      Limited   |                    |       Company    |      (Bermuda)        Limited
|                  |     (Canada)   |                    |       Limited    |                      (England)
|                  |                |                    |     (Thailand)   |
|    ------------- |  ------------- |  --------------    |   -------------- |  ---------------    -----------    ----------
|                  |                |                    |         |        |                          |             :
|                  |                |                    |         |99.9999%|                          |             : 99.91%
|                  |                |                    |         |        |                          |             :
|    ------------- |  ------------- |  --------------    |   -------------- |  ---------------    -----------    ----------
|       Manulife   |     Manulife   |      Berkshire     |       Manulife   |   Manufacturers      MFC Global     Manulife
|      Securities  |     Holdings   |     Investment     |         Asset    |--  P&C Limited       Investment       Life
|--- International  --  (Alberta)   |--     Group,       |      Management  |    (Barbados)        Management     Insurance
|         Ltd.           Limited    |        Inc.        |      (Thailand)  |                       (Europe)       Company
|       (Canada)        (Alberta)   |     (Ontario)      |       Company    |                       Limited       (Japan)
|                                   |                    |       Limited    |                      (England)
|                                   |                    |     (Thailand)   |
|    -------------    ------------- |  --------------    |   -------------- |  ---------------    -----------    ----------
|                           |       |                    |                  |                                        |
|                           |       |                    |                  |                                        |
|    -------------    ------------- |  --------------    |   -------------- |  ---------------                   ----------
|       Manulife         Manulife   |     Berkshire      |      Manulife    |   Manufacturers                    MFC Global
|---     Bank of         Holdings   |--  Securities      |---   (Vietnam)   |       Life                         Investment
|        Canada         (Delaware)  |       Inc.         |       Limited    |--  Reinsurance                     Management
|       (Canada)            LLC     |     (Ontario)      |      (Vietnam)   |      Limited                         (Japan)
|                       (Delaware)  |                    |                  |    (Barbados)                        Limited
|                                   |                    |                  |                                      (Japan)
|    -------------    ------------- |  --------------    |   -------------- |  ---------------                   ----------
|                           |       |                    |          |       |
|                           |       |                    |          |       |
|    -------------    ------------- |  --------------    |   -------------- |  ---------------
|       Manulife           The      |   EIS Services     |      Manulife    |     Manulife
|---     Canada       Manufacturers |     (Bermuda)      |       Vietnam    |   International
|         Ltd.         Investment    --    Limited       |        Fund       --   Holdings
|       (Canada)       Corporation        (Bermuda)      |     Management          Limited
|                      (Michigan)                        |       Company          (Bermuda)
|                                                        |       Limited
|                                                        |      (Vietnam)
|    -------------    -------------    --------------    |   --------------    ---------------
|                           |                            |                            |
|                           |----------------            |                            |----------------
|                           |                |           |                            |                |
|    -------------    -------------    --------------    |   --------------    ---------------    -----------
|     First North          John           Manulife       |      Manulife           Manulife        Manulife
|---   American        Hancock Life      Reinsurance     |---  (Singapore)     (International)       Asset
|      Insurance         Insurance         Limited       |      Pte. Ltd.          Limited        Management
|       Company           Company         (Bermuda)      |     (Singapore)        (Bermuda)         (Asia)
|      (Canada)          (U.S.A.)                        |                                          Limited
|                       (Michigan)                       |                                        (Barbados)
|    -------------    -------------    --------------    |   --------------    ---------------    -----------
|                           |                            |                           |                 |
|                   --------| 57%                        |                           | 51%             |
|                  |        |                            |                           |                 |
|    ------------- |  -------------    --------------    |   --------------    ---------------    -----------
|         FNA      |   John Hancock      PT Asuransi     |      Manulife          Manulife-        Manulife
 ---   Financial   |    Investment      Jiwa Manulife    |        Asset           Sinochem           Asset
         Inc.      |    Management        Indonesia   95%|     Management           Life          Management
       (Canada)    |     Services,         (1) (2)   --------  (Singapore)        Insurance       (Hong Kong)
                   |      LLC(3)         (Indonesia)     |        Pte.            Co. Ltd.          Limited
                   |    (Delaware)                       |        Ltd.             (China)        (Hong Kong)
                   |                                     |     (Singapore)
     ------------- |  -------------    --------------    |   --------------    ---------------    -----------
           |       |       /|\               :           |
           |       |        |  38%           :           |
           |       |        |                :           |
     ------------- |  -------------    --------------    |   --------------
       Elliott &   |      John          PT Manulife      |         The
         Page      |  Hancock Life         Aset          |    Manufacturers
        Limited    |    Insurance        Manajemen        ---     Life
       (Ontario)    --   Company         Indonesia            Insurance Co.
                       of New York      (Indonesia)          (Phils.), Inc.
                        (New York)                            (Philippines)
     -------------    -------------    --------------        --------------

----------------------
  Manulife Financial
 Corporation (Canada)
----------------------
           |
           |
           |---------------------------------------
           |                                        |
           |                                        |
----------------------                   ----------------------
The Manufacturers Life                    John Hancock Holdings
 Insurance Company (1)                     (Delaware) LLC (3)
       (Canada)                                (Delaware)
----------------------                   ----------------------
                                                    |
                                                    |
                                         ----------------------
                                         John Hancock Financial
                                             Services, Inc.
                                               (Delaware)
                                         ----------------------
                                                    |
                                                    |
                                                 -------------------------------------------------
                                                |                         |                       |
                                                |                         |                       |
                                         -------------------     -------------------     -------------------
                                            John Hancock             John Hancock            John Hancock
                                           Life Insurance           International        International, Inc.
                                               Company              Holdings, Inc.          (Massachusetts)
                                           (Massachusetts)         (Massachusetts)
                                         -------------------     -------------------     -------------------
                                                |                         |                       |
                                                |                         |                       |
          --------------------------------------|                         | 45.76%                | 50%
         |                                      |                         |                       |
         |        -----------------      -------------------     -------------------     -------------------
         |        PT Asuransi Jiwa            John Hancock        Manulife Insurance        John Hancock
   96.24%|------     John Hancock     --   Subsidiaries LLC       (Malaysia) Berhad          Tianan Life
         |          Indonesia (1)    |         (Delaware)             (Malaysia)          Insurance Company
         |           (Indonesia)     |                                                         (China)
         |        -----------------  |   -------------------     -------------------     -------------------
         |                           |
         |        -----------------  |   -------------------
         |           John Hancock    |       John Hancock
          ------    Variable Life    |--  Financial Network,
                  Insurance Company  |           Inc.
                   (Massachusetts)   |      (Massachusetts)
                  -----------------  |   -------------------
                                     |
                                     |   -------------------
                                     |     Hancock Natural
                                     |--   Resource Group,
                                     |          Inc.
                                     |       (Delaware)
                                     |   -------------------
                                     |
                                     |   -------------------
                                     |       Declaration
                                     |--    Management &
                                     |      Research LLC
                                     |       (Delaware)
                                     |   -------------------
                                     |
                                     |   -------------------
                                     |      The Berkeley
                                      -- Financial Group LLC
                                           (Delaware) (3)
                                         -------------------
                                                  :
                                                  :
                                         -------------------
                                            John Hancock
                                              Funds LLC
                                             (Delaware)
                                         -------------------

(1) The Manufacturers Life Insurance Company holds indirectly the remaining 3.76% of PT Asuransi Jiwa John Hancock Indonesia through PT Asuransi Jiwa Manulife Indonesia.

(2) PT Asuransi Jiwa Manulife Indonesia holds indirectly the remaining 5% of its own equity.

(3) John Hancock Holdings (Delaware) LLC holds indirectly the remaining 5% of John Hancock Investment Management Services LLC through The Berkeley Financial Group LLC.

.....    Indirect Control

----    Direct Control

Prepared by: Corporate Tax
Date:        Revised March 11, 2008

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

ITEM 27. NUMBER OF CONTRACT OWNERS


Outstanding, as of FEBRUARY 29, 2008, were 7,847 qualified and 6,629 non-qualified contracts of the series offered hereby.

ITEM 28. INDEMNIFICATION

     Article X of the By-Laws of John Hancock Variable Life Insurance Company, amended and restated on May 19, 2006, provides as follows:

     The corporation shall, except as hereinafter provided and subject to limitations of the law, indemnify each director, former director, officer and former officer, and his heirs and legal representatives, for and against all loss, liability and expense, whether heretofore or hereafter imposed upon or incurred by him in connection with any pending or future action, suit, proceeding or claim in which he may be involved, or with which he may be threatened, by reason of any alleged act or omission as a director or officer of the corporation. Such loss, liability and expense shall include, but not be limited to, judgments, fines, court costs, reasonable attorneys' fees and the cost of reasonable settlements. Such indemnification shall not cover (a) loss, liability or expense imposed or incurred in connection with any item or matter as to which such director or officer shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation or (b) loss, liability or expense imposed or incurred in connection with any item or matter which shall be settled without final adjudication unless such settlement shall have been approved as in the best interests of the corporation by vote of the board of directors at a meeting in which no director participates against whom any suit, proceeding or claim on the same or similar grounds is then pending or threatened, or in the event no such vote can be taken, unless, in the opinion of independent counsel selected by or in a manner determined by the board of directors, there is no reasonable ground not to approve such settlement as being in the best interests of the corporation. As part of such action, suit or proceeding or claim in advance of the final disposition thereof upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined not to be entitled to indemnification hereunder. The foregoing rights of indemnification shall be in addition to any rights to which any director, former director, officer, or former officer, heirs or legal representatives may otherwise be lawfully entitled.

     Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:


          Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Securities Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.


NAME OF INVESTMENT COMPANY                                           CAPACITY IN WHICH ACTING
--------------------------                                           ------------------------
John Hancock Life Insurance Company (U.S.A.) Separate Account H      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A      Principal Underwriter

John Hancock Life Insurance Company (U.S.A.) Separate Account N      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M      Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A   Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B   Principal Underwriter
John Hancock Variable Annuity Account H                              Principal Underwriter
John Hancock Variable Annuity Account U                              Principal Underwriter
John Hancock Variable Annuity Account V                              Principal Underwriter
John Hancock Variable Life Account UV                                Principal Underwriter
John Hancock Variable Annuity Account I                              Principal Underwriter
John Hancock Variable Annuity Account JF                             Principal Underwriter
John Hancock Variable Life Account S                                 Principal Underwriter
John Hancock Variable Life Account U                                 Principal Underwriter
John Hancock Variable Life Account V                                 Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Edward Eng**, Steve Finch***, Lynne Patterson*, Christopher M. Walker**, Warren Thomson***, and Karen Walsh*) who have authority to act on behalf of JHD LLC.

*    Principal business office is 601 Congress Street, Boston, MA 02210

**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***  Principal business office is 197 Clarendon Street, Boston, MA 02116


(c)  None.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All books and records are maintained at 601 Congress Street, Boston MA 02210.

ITEM 31.  MANAGEMENT SERVICES

Not applicable.

ITEM 32. UNDERTAKINGS


     Undertakings Pursuant to Item 32 of Form N-4:


(a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant hereby undertakes to include as part of any application to purchase a Contract offered by the prospectus a space that an applicant can check to request a Statement of Additional Information, or to provide a toll-free telephone number that applicants may call for this purpose.

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.


(d) Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended:

     Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of

     1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no-action letter.

(e) Representation of Insurer pursuant to Section 26 of the Investment Company Act of 1940:


     John Hancock Variable Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b), and they have caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 28th day of April 2008.

John Hancock Variable Life Insurance Company
Variable Annuity Account I
(Registrant)


By: JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
    (Depositor)


By: /s/ John D. DesPrez III
    ---------------------------------
    John D. DesPrez III
    Chairman


JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


By: /s/ John D. DesPrez III
    ---------------------------------
    John D. DesPrez III
    Chairman

                                   SIGNATURES

          As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities with the Depositor on this 28th day of April 2008.

Signature                               Title
-------------------------------------   ----------------------------------------


/s/ James R. Boyle                      Director and President
-------------------------------------   (Principal Executive Officer)
James R. Boyle


/s/ Lynne Patterson                     Director, VP and Chief Financial Officer
-------------------------------------   (Principal Financial Officer)
Lynne Patterson


/s/ Jeffery Whitehead                   Vice President and Controller
-------------------------------------   (Principal Accounting Officer)
Jeffery Whitehead


*                                       Chairman
-------------------------------------
John D. DesPrez III


*                                       Director
-------------------------------------
Jonathan Chiel


*                                       Director
-------------------------------------
Scott Hartz


*                                       Director
-------------------------------------
Hugh McHaffie


*                                       Director
-------------------------------------
Warren A. Thomson


*/s/ Thomas J. Loftus                   Senior Counsel - Annuities
-------------------------------------
Thomas J. Loftus
Pursuant to Power of Attorney

                                INDEX TO EXHIBITS

                                    FORM N-4

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

Exhibits

Item 24.(B)10(b) Consent of Independent Registered Public Accounting Firm.

Item 24.(B)10(g) Powers of attorney for James R. Boyle, Jonathan Chiel, John D.
                 DesPrez, Scott S. Hartz, Hugh McHaffie, Lynne Patterson, and Warren Thomson.